     As filed with the Securities and Exchange Commission on August 29, 2002
                                                             ---------------

                                                              FILE NOs. 811-6589
                                                                        33-46374


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                           ---
     Pre-Effective Amendment No.
                                  --                                       ---
     Post-Effective Amendment No. 27                                        X
                                  --                                       ---

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No.                                                          X
                  --                                                       ---

                        (Check appropriate box or boxes.)

                                   FIRST FUNDS
                                   -----------
               (Exact name of Registrant as Specified in Charter)

                           370 17th Street, Suite 3100
                                Denver, Co 80202
                                ----------------
               (Address of principal executive offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 442-1941
                                                           --------------

                           Traci A. Thelen, Secretary
                                   First Funds
                           370 17th Street, Suite 3100
                                Denver, Co 80202
                                ----------------
                     (Name and Address of Agent of Service)

                                    Copy to:
                             Desiree Franklin, Esq.
                       Baker, Donelson, Bearman & Caldwell
                         165 Madison Avenue, Suite 2100
                                Memphis, TN 38103

Approximate Date of Proposed Public Offering:   As soon as practicable after the
                                                effective date of this Amendment

It is proposed that this filing will become effective (check appropriate box):

         immediately upon filing pursuant to paragraph (b)
---
         on [               ], pursuant to paragraph (b)
---
 X       60 days after filing pursuant to paragraph (a) (1)
---
         on ____________, pursuant to paragraph (a) (1)
---
         75 days after filing pursuant to paragraph (a) (2)
---
         on (date) pursuant to paragraph (a) (2)
---
If appropriate, check the following box:

         This post-effective amendment designates a new effective date for a
---      previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest

CLASS I
CLASS II
CLASS III
CLASS IV





[FIRST FUNDS LOGO]
DISCIPLINE, CONSISTENCY, PATIENCE(R)




INTERMEDIATE BOND
        PORTFOLIO




[GRAPHIC]








The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS
DATED OCTOBER __, 2002

TABLE OF CONTENTS

                                                                           PAGE
Investment Objective, Principal Strategies and Risks                         1

Performance                                                                  2


Fees and Expenses of the Portfolio                                           3

Investment Details                                                           4


Who Manages the Portfolio?                                                   7

Portfolio Managers                                                           7


How to Invest in the Portfolio                                               7

Distribution Plans and Shareholder Servicing Plans                          16


Privacy Policy                                                              17

Financial Highlights                                                        18


Additional Information about the Portfolio                          Back Cover









Not all First Funds Portfolios and/or Classes may be available in your state.

No person has been authorized to give any information or to make any representation that is not contained in this prospectus, or in the Statement of Additional Information ("SAI") that is incorporated herein by reference, in connection with the offering made by this prospectus and, if given or made, such information or representations must not be relied upon. Also, this prospectus does not constitute an offering by the trust or its distributor in any jurisdiction where such an offering would not be lawful.

FIRST FUNDS:     NOT FDIC INSURED     NO BANK GUARANTEE       MAY LOSE VALUE

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RISKS

INVESTMENT OBJECTIVE -- The objective of the Intermediate Bond Portfolio (the "Portfolio") is to seek current income consistent with the preservation of capital by investing at least 65% of its total assets in fixed-income securities.

PRINCIPAL INVESTMENT STRATEGY -- Under normal market conditions, the Portfolio primarily invests in investment grade debt securities and obligations issued by the U.S. government and U.S. corporations, as well as investment grade mortgage-backed and asset-backed securities. Investment grade debt securities are securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P"). The Portfolio may also invest up to 5% of its net assets in unrated securities that the Sub-Adviser determines are of equivalent quality to the other securities in which the Portfolio invests. The Portfolio also may invest in securities of foreign issuers and engage in foreign currency transactions.

The Portfolio primarily invests in short to intermediate bonds. While the Portfolio may invest in securities of any maturity, the Portfolio's dollar-weighted average maturity will range between three to six years. The Sub-Adviser may vary the average Portfolio maturity based upon prevailing interest rates and economic conditions.

PRIMARY RISKS -- Because the Portfolio invests substantially all of its assets in fixed-income securities, they are subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Portfolio's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

For more information about the risk factors identified above, please refer to the section entitled "Investment Details" later in this prospectus. The SAI contains additional information about the risks associated with investing in the Portfolio.

AN INVESTOR IN THE PORTFOLIO COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS OF TIME.

PLEASE REMEMBER THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE. AN INVESTMENT IN THE PORTFOLIO IS NOT A DEPOSIT OR ANY OTHER OBLIGATION OF A BANK, IS NOT INSURED, ENDORSED, OR GUARANTEED BY THE FDIC, A BANK OR ANY GOVERNMENT AGENCY, AND INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

SHOULD I INVEST IN THE INTERMEDIATE BOND PORTFOLIO?

The Portfolio may be appropriate for you if:

- You seek higher potential returns than money market funds and you can tolerate the risks associated with investing in fixed-income securities.
-    You seek an income mutual fund for an asset allocation program.
- You have a longer-term investment perspective and are prepared to maintain your investment in the Portfolio for several years.

REMEMBER, NO SINGLE INVESTMENT CAN PROVIDE AN EFFECTIVE, BALANCED INVESTMENT
PLAN.

[SIDENOTE]
                                   FUND FACTS

GOAL:
To seek high current income consistent with the preservation of capital.

PRINCIPAL INVESTMENTS:
-  U.S. Government Obligations
-  Debt Obligations Issued by U.S. Corporations
-  Mortgage-Backed and other Asset-Backed Securities

AVERAGE PORTFOLIO MATURITY:
   3-6 years

CLASSES OF SHARES OFFERED IN THIS PROSPECTUS:
-  Class I
-  Class II
-  Class III
-  Class IV

INVESTMENT ADVISER:
-  First Tennessee Bank National Association ("First Tennessee" or "Adviser")

INVESTMENT SUB-ADVISER:
-  Martin & Company, Inc. ("Martin" or "Sub-Adviser")

PORTFOLIO MANAGERS:
-  Ralph W. Herbert
-  Ted L. Flickinger, Jr.

DISTRIBUTOR:
-  ALPS Distributors, Inc. ("ADI")

PERFORMANCE

The following bar chart and table can help you evaluate the potential risks of investing in the Portfolio. Both the bar chart and the table show the variability the Portfolio has experienced in its performance in the past. PAST PERFORMANCE OF THE PORTFOLIO DOES NOT INDICATE HOW IT WILL PERFORM IN THE FUTURE AND IS INTENDED TO BE USED FOR PURPOSES OF COMPARISON ONLY.

The performance of Class I shares shown in the bar chart reflects the expenses associated with those shares from year to year.

YEAR-BY-YEAR TOTAL RETURN (CLASS I)

[CHART]

12/31/99         0.25%
12/31/00        10.66%
12/31/01         8.71%

Best quarter (quarter ended Sept. 30, 2001) -- 4.92%
Worst quarter (quarter ended June 30, 1999) -- (0.68)%
Year-to-date return (as of Sept. 30, 2002) -- n/a

The following table lists the Portfolio's average year-by-year return by Class over the past one-year period and since the inception of each Class of shares. The table also compares the average annual total returns of each class of shares of the Portfolio for the periods shown to the performance of the Lehman Brothers Intermediate Government/Credit Index over the same periods of time. Information for Class IV shares is not included in the table because Class IV has not been in existence for one full calendar year. Once Class IV shares have been in existence for one full calendar year, the performance of Class IV shares will be included in the table.

AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2001)

                                                  INCEPTION DATE          1 YEAR                   SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------
CLASS I                                              3/2/98
        Return Before Taxes                                                8.71%                        6.75%
        Return After Taxes on Distributions                               _____%                       _____%
        Return After Taxes on Distributions and
           Sale of Fund Shares                                            _____%                       _____%

CLASS II                                             3/9/98                5.81%                        5.78%

CLASS III                                            5/19/98               6.93%                        5.92%

LEHMAN BROTHERS
INTERMEDIATE GOV'T/CREDIT INDEX                      3/2/98                8.98%                        6.87%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only, and after tax returns for other classes will vary.

[SIDENOTE]

WHAT IS THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX?

The Lehman Brothers Intermediate Government/Credit Index represents an unmanaged diversified portfolio of investment grade bonds with maturities of up to 10 years. The Lehman Brothers Intermediate Government/Credit Index is not a mutual fund and you cannot invest in it directly. Also, the performance of the Lehman Brothers Intermediate Government/Credit Index does not reflect the costs associated with operating a mutual fund, such as buying, selling, and holding securities.

FEES AND EXPENSES OF THE PORTFOLIO


This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(fees paid directly from your investment)                CLASS I          CLASS II         CLASS III         CLASS IV
----------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on                    None              3.50%            None              None
purchases as a percentage of offering price

Maximum deferred sales charge (load)                      None              None            1.00%*             4.00%
(as a percentage of original purchase price
or redemption proceeds, as applicable)

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
-----------------------------------------------------------------------------------------------------------------------
Management fees                                          .50%               .50%              .50%               .05%
-----------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) fees                                .00%               .00%              .75%***            .70%
-----------------------------------------------------------------------------------------------------------------------
Other expenses                                           .32%               .57%              .64%               .32%
-----------------------------------------------------------------------------------------------------------------------
Total Portfolio operating expenses                       .82%              1.07%             1.89%              1.52%
-----------------------------------------------------------------------------------------------------------------------
Fee waivers **                                         (0.20)%            (0.20)%           (0.25)%            (0.20)%
-----------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses                        0.62%              0.87%             1.44%              1.32%
-----------------------------------------------------------------------------------------------------------------------

* Applied to redemptions made during the first 16 months after purchase. No deferred sales charges are imposed on redemptions from Class III after 16 months from date of purchase.
** First Tennessee, as Adviser, has contractually agreed through June 30, 2003, to waive a portion of the investment management fee that it is entitled to receive under the Investment Advisory and Management Agreement to the extent that such management fee exceeds .30% of the average net assets of the Portfolio.
*** The trustees have agreed to limit the 12b-1 fees applicable to Class III shares to .50%.

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of portfolio expenses you would pay on a hypothetical investment of $10,000 in each class of shares offered by the Portfolio. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

                                       ASSUMING REDEMPTION                                       ASSUMING NO
                                        AT END OF PERIOD                                         REDEMPTION
-------------------------------------------------------------------------------- -----------------------------------
                     CLASS I       CLASS II      CLASS III       CLASS IV            CLASS III            CLASS IV
-------------------------------------------------------------------------------- -----------------------------------
After 1 year             $84           $455           $292           $555                 $192                $155
After 3 years           $262           $678           $594           $780                 $594                $480
After 5 years           $455           $919         $1,021         $1,029               $1,021                $829
After 10 years        $1,013         $1,609         $2,209         $1,579               $2,209              $1,579

INVESTMENT DETAILS

INVESTMENT OBJECTIVE -- The objective of the Portfolio is to seek current income consistent with the preservation of capital by investing at least 65% of its total assets in fixed-income securities. The Portfolio seeks current income while attempting to minimize risk to principal by assembling a portfolio of income producing obligations that Martin believes will provide the optimal balance between risk and return within the universe of securities in which the Portfolio is permitted to invest.

PRINCIPAL INVESTMENT STRATEGY -- Under normal market conditions, the Portfolio primarily invests in investment grade debt securities and obligations issued by the U.S. government and U.S. corporations, as well as investment grade mortgage-backed and asset-backed securities. Investment grade debt securities are securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P"). The Portfolio may also invest up to 5% of its net assets in unrated securities that the Sub-Adviser determines are of equivalent quality to the other securities in which the Portfolio invests. The Portfolio also may invest in securities of foreign issuers and engage in foreign currency transactions. In selecting securities for the Portfolio, Martin uses a seven factor risk analysis that evaluates a number of factors concerning the security, including: the security's return potential, the issuer's creditworthiness, and the current price of the security compared to Martin's estimate of the security's long-term value. In making investment decisions, Martin also considers the affect purchasing the security would have on certain characteristics of the Portfolio. Martin believes that by lessening the effect of market and interest rate risk, investors should experience greater overall returns; accordingly, during periods of fluctuating economic conditions and interest rates, Martin may attempt to minimize market risk by adjusting the dollar-weighted average maturity of the Portfolio.

PRINCIPAL RISKS -- The following table describes the securities in which the Portfolio typically invests and the principal risks associated with those securities.

For more information about the securities in which the Portfolio invests and their associated risks, please refer to the SAI.

                    SECURITIES                                     PRINCIPAL RISKS ASSOCIATED WITH THE SECURITY
CORPORATE DEBT OBLIGATIONS: Corporate debt obligations             CALL RISK -- The risk that an issuer will exercise its
include bonds, notes, debentures, and other obligations            right to pay principal on an obligation held by the
of corporate entities to pay interest and repay                    Portfolio (such as a mortgage-backed security) earlier
principal.                                                         than expected. This may happen when there is a decline
                                                                   in interest rates.

                                                                   CREDIT RISK -- The risk that the issuer of a security,
                                                                   or a party to a contract, will default or otherwise not
                                                                   honor a financial obligation.

                                                                   EXTENSION RISK -- The risk that an issuer will exercise
                                                                   its right to pay principal on an obligation held by the
                                                                   Portfolio (such as a mortgage-backed security) later
                                                                   than expected. This may happen when there is a rise in
                                                                   interest rates. Under these circumstances, the value of
                                                                   the obligation will decrease and the Portfolio will
                                                                   also suffer from the inability to invest in higher
                                                                   yielding securities.

                                                                   INTEREST RATE RISK -- The risk of a decline in market
                                                                   value of an interest bearing instrument due to changes
                                                                   in interest rates. For example, a rise in interest
                                                                   rates typically will cause the value of a fixed-rate
                                                                   security to fall. On the other hand, a decrease in
                                                                   interest rates will cause the value of a fixed-rate
                                                                   security to increase.

                SECURITIES                                         PRINCIPAL RISKS ASSOCIATED WITH THE SECURITY
CORPORATE DEBT OBLIGATIONS (CONTINUED)                             LIQUIDITY RISK -- The risk that certain securities or
                                                                   other investments may be difficult or impossible to
                                                                   sell at the time the Portfolio would like to sell them
                                                                   or it may be difficult for the Portfolio to sell the
                                                                   investment for the value the Portfolio has placed on
                                                                   it.

U.S. GOVERNMENT OBLIGATIONS: U.S. government                       CALL RISK
obligations are debt obligations issued or guaranteed
by the U.S. Treasury or by an agency or instrumentality            EXTENSION RISK
of the U.S. government. Not all U.S. government
obligations are backed by the full faith and credit of             INTEREST RATE RISK
the United States. For example, obligations issued by
the Federal Farm Credit Bank or by the Federal National
Mortgage Association are supported by the agency's
right to borrow money from the U.S. Treasury under
certain circumstances. There is no guarantee that the
government will support these types of obligations,
and, therefore, they involve more risk than other
government obligations.

MORTGAGE-BACKED SECURITIES: Mortgage-backed securities             CALL RISK
represent direct or indirect participations in, or are
collateralized by and payable from, mortgage loans                 CREDIT RISK
secured by real property. Mortgage-backed securities
can be backed by either fixed-rate mortgage loans or               EXTENSION RISK
adjustable rate mortgage loans, and may be issued by
either a governmental or non-governmental entity.                  INTEREST RATE RISK
Typically, mortgage-backed securities issued by private
entities do not have the same credit standing as                   LIQUIDITY RISK
mortgage-backed securities issued or guaranteed by the
U.S. government.

ASSET-BACKED SECURITIES: Asset-backed securities are               CREDIT RISK
securities whose principal and interest payments are
collateralized by pools of assets such as auto loans,              INTEREST RATE RISK
credit card receivables, leases, installment contracts
and personal property. Principal and interest payments             LIQUIDITY RISK
may be credit enhanced by a letter of credit, a pool
insurance policy or a senior/subordinated structure.

                SECURITIES                                             PRINCIPAL RISKS ASSOCIATED WITH THE SECURITY
MONEY MARKET FUNDS: Open-ended mutual funds that invest            CREDIT RISK
in commercial paper, banker's acceptances, repurchase
agreements, government securities, certificates of                 INTEREST RATE RISK
deposit, and other highly liquid and safe securities,
and pay money market rates of interest.                            INFLATION RISK -- The risk that your investment will
                                                                   not provide enough income to keep pace with inflation.

SECURITIES OF FOREIGN ISSUERS: Securities issued by:               FOREIGN INVESTMENT RISK -- The risk that foreign
(1) companies organized outside the United States, (2)             securities may be adversely affected by political
companies whose securities are principally traded                  instability of the issuer's country, changes in
outside of the United States, and (3) foreign                      currency exchange rates, foreign economic conditions,
governments and agencies or instrumentalities of                   or regulatory and reporting standards that are less
foreign governments.                                               stringent than those of the United States. Foreign
                                                                   investment risks will normally be greatest when a fund
                                                                   invests in issuers located in emerging countries.

                                                                   LIQUIDITY RISK

                                                                   MARKET RISK -- The risk that the market value of a
                                                                   security may increase or decrease, sometimes rapidly
                                                                   and unpredictably. This risk is common to all stocks
                                                                   and bonds and the mutual funds that invest in them.

                                                                   VALUATION RISK -- The risk that the Portfolio has
                                                                   valued certain securities at a higher price than it can
                                                                   sell them. This risk is common where the security is
                                                                   from a relatively new issuer with little or no previous
                                                                   market history and a mutual fund's management is called
                                                                   upon to assign a value to the security.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE                       CREDIT RISK
AGREEMENTS: Repurchase agreements involve the purchase
of a security by a purchaser and a simultaneous
agreement by the seller (generally a bank or dealer) to
repurchase the security from the purchaser at a
specified date or on demand. This technique offers a
method of earning income on idle cash. Reverse
repurchase agreements involve the sale of a security to
another party (generally a bank or dealer) in return
for cash and an agreement to buy the security back at a
specified price and time.

WHO MANAGES THE PORTFOLIO?

First Tennessee, 530 Oak Court Dr., Memphis, Tenn., serves as Adviser to the Portfolio and, with the prior approval of the Board of Trustees (the "Trustees") has engaged Martin to act as Sub-Adviser to the Portfolio. Subject to First Tennessee's supervision, Martin is responsible for the day-to-day investment management of the Portfolio, including providing investment research and credit analysis concerning Portfolio investments and conducting a continuous program of investment of Portfolio assets in accordance with the investment policies and objectives of the Portfolio.

For managing its investment and business affairs, the Intermediate Bond Portfolio is obligated to pay First Tennessee a monthly management fee at the annual rate of .50% of its average net assets. First Tennessee has contractually agreed through June 30, 2003, to waive that portion of the management fee that exceeds .30% of the average net assets of the Portfolio. The total advisory fee paid to First Tennessee for the fiscal year ended
June 30, 2002, was __% of the Portfolio's average net assets, after waiver. First Tennessee serves as an investment adviser to individual, corporate and institutional advisory clients, pension plans and collective investment funds, with approximately $14.3 billion in assets under administration (including nondiscretionary accounts) and $9.2 billion in assets under management as of June 30, 2001, and has experience in supervising sub-advisers. First Tennessee provides investment advisory services to the Portfolio through First Tennessee Advisory Services, a department of
First Tennessee.

Martin, Two Centre Square, Suite 200, 625 South Gay Street, Knoxville, Tenn., serves as the Sub-Adviser to the Portfolio. In January 1998, Martin became an investment advisory subsidiary of First Tennessee National Corporation, which also owns First Tennessee. Martin and its predecessors have been in the investment advisory business for more than 11 years and have considerable experience in securities selection, including expertise in the selection of fixed-income securities. Martin had not previously advised or sub-advised a registered investment company such as First Funds, although Martin is subject to the supervision of First Tennessee, which has a history of investment management since 1929 and has served as the investment adviser to First Funds since its inception in 1992. Martin has a total of $1.8 billion in assets under management as of June 30, 2001.

First Tennessee is obligated to pay Martin a monthly sub-advisory fee at the annual rate of 0.30% of the Portfolio's average net assets. The Portfolio is not responsible for paying any portion of Martin's sub-advisory fee. Martin has agreed to voluntarily waive a portion of its sub-advisory fee, although this waiver could be discontinued in whole or in part at any time.

PORTFOLIO MANAGERS

[PHOTO OF RALPH W. HERBERT AND TED L. FLICKINGER, JR.]

Ralph W. Herbert, vice president and portfolio manager with Martin, is a co-manager for the Tennessee Tax-Free Portfolio. Mr. Herbert has more than 19 years of experience and specializes in fixed-income securities. Mr. Herbert is a 1977 graduate of the University of Tennessee.

Ted L. Flickinger, Jr., executive vice president and portfolio manager with Martin, co-manages the Portfolio with Mr. Herbert. Mr. Flickinger is a chartered financial analyst and has more than 23 years of experience in the investment management industry, at least 10 of which have been with Martin concentrating on fixed-income securities. Mr. Flickinger is a 1977 graduate of the University of Tennessee.

HOW TO INVEST IN THE PORTFOLIO

CLASS I

WHO MAY INVEST?

Class I shares are designed exclusively for investment of monies held in non-retail trust, advisory, agency, custodial or similar accounts ("Institutional Accounts"). Class I shares may be purchased for Institutional Accounts by financial institutions, business organizations, corporations, municipalities, non-profit institutions, and other institutional investors serving in a trust, advisory, agency, custodial or similar capacity (each an "Institutional Investor" and collectively "Institutional Investors") who meet the investment threshold for this Class of shares.

HOW IS AN INSTITUTIONAL ACCOUNT ESTABLISHED?

An initial investment must be preceded by or made in conjunction with the establishment of an Institutional Account with an Institutional Investor. Establishment of an Institutional Account may require that documents and applications be completed and signed before the investment can be implemented. The Institutional Investor may require that certain documents be provided prior to making a redemption from the Portfolio.

Institutional Investors may charge fees in addition to those described herein. Fee schedules for Institutional Accounts are available upon request from the Institutional Investor and are detailed in the agreements by which each client opens an account with an Institutional Investor.

HOW ARE INVESTMENTS MADE?

Each Institutional Investor will transmit orders to Boston Financial Data Services (the "Transfer Agent"). If an order is received by the Transfer Agent prior to the close of business (normally 4 p.m. Eastern time) on any Business Day (as defined in the section "How Are Portfolio Shares Valued?") and the funds are received by the Transfer Agent that day, the investment will earn dividends declared, if any, on the day following purchase. Institutional Investors will wire funds through the Federal Reserve System. Purchases will be processed at the net asset value (NAV) per share next calculated after an order is received and accepted by the Transfer Agent. The Portfolio requires advance notification of all wire purchases. To secure same day acceptance of federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability), an Institutional Investor must call the Transfer Agent at (800) 442-1941 (option 2), prior to the close of business (normally 4 p.m. Eastern time) on any Business Day to advise it of the wire. The Trust may discontinue offering its shares in any Class of the Portfolio without notice to shareholders.

MINIMUM INVESTMENT AND ACCOUNT BALANCE

The minimum initial investment for each Institutional Investor is $750,000. Institutional Investors may satisfy the minimum investment by aggregating their Institutional Accounts within the Portfolio. Subsequent investments may be in any amount. If an Institutional Investor's Class I account falls below $375,000 due to redemption, the Portfolio may close the account. An Institutional Investor may be notified if the minimum balance is not being maintained and will be allowed 30 days to make additional investments before the account is closed. Shares will be redeemed at the NAV on the day the account is closed, and proceeds will be sent to the address of record.

Should an Institutional Investor of Class I shares cease to be eligible to participate in this Class, Class I shares held in an Institutional Account may be converted to shares of another class. Any such conversion will be made on the basis of the relative NAVs of the two Classes without the imposition of any sales load, fee or other charge. Institutional Investors converted to Class III shares will not be subject to the 1% CDSC in the first 16 months. Institutional Investors will receive at least 30 days prior notice of any proposed conversion.

HOW ARE REDEMPTIONS MADE?

Institutional Investors may redeem all or a portion of their account shares on any Business Day. Shares will be redeemed at the NAV next calculated after the

[SIDENOTE]

WHAT CLASSES OF SHARES DOES THE INTERMEDIATE BOND PORTFOLIO OFFER?

The Portfolio offers investors four different Classes of shares. The different Classes of shares represent investments in the same portfolio of securities; however, each Class is subject to different expenses and likely will have different share prices. When you buy shares, be sure to tell us the Class of shares in which you would like to invest.

CLASS I SHARES: Class I shares are offered to institutional investors exclusively. Class I shares are not subject to any sales loads and do not incur distribution or shareholder servicing fees.

CLASS II SHARES: Class II shares are offered to investors subject to an up-front sales load. Under certain circumstances described later in this prospectus, the sales load may be waived. The sales load is reflected in the offering price of Class II shares. Class II shares also incur shareholder servicing fees.

CLASS III SHARES: Class III shares are offered to investors without the imposition of any up-front sales load; however, you will pay a contingent deferred sales charge ("CDSC") of 1% if you redeem the shares within 16 months from the date of purchase. Class III shares also incur distribution and shareholder servicing fees.

CLASS IV SHARES: Class IV shares areoffered to investors without the imposition of any up-front sales load; however, Class IV shares are subject to a CDSC of up to 4%. The CDSC is phased out over a period of six years. After six years from the date of purchase, Class IV shares automatically convert to Class II shares. Class IV shares also incur distribution fees.

Transfer Agent has received the redemption request and will earn dividends declared, if any, through the day of redemption. If an account is closed, any accrued dividends will be paid at the beginning of the following month.

Institutional Investors may make redemptions by wire provided they have established a wire account with the Transfer Agent. Please call (800) 442-1941 (option 2), to advise the Transfer Agent of the wire. If telephone instructions are received before the close of business (normally 4 p.m. Eastern time) on any Business Day, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. The Institutional Investor may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent at P.O. Box 8050, Boston, Mass., 02266.

Pursuant to the Investment Company Act of 1940, as amended, if making immediate payment of redemption proceeds could adversely affect the Portfolio, payments may be made up to seven days later. Also, when the New York Stock Exchange
(NYSE) is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent Portfolio securities are traded in other markets on days when the NYSE is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

If transactions by telephone cannot be executed (for example, during times of unusual market activity), orders may be placed by mail to the Transfer Agent. In case of suspension of the right of redemption, the Institutional Investor may either withdraw its request for redemption or it will receive payment based on the NAV next determined after the termination of the suspension.

ADDITIONAL INFORMATION

The Portfolio also reserves the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in Martin's opinion, they are of a size that would disrupt management of the Portfolio.

In order to allow Martin to manage the Portfolio most effectively, Institutional Investors are strongly urged to initiate all trades (investments, exchanges and redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of trades in excess of $1 million. In making these trade requests, the name of the Institutional Investor and the account number(s) must be supplied.

Transactions may be initiated by telephone. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized telephone transactions if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. The Portfolio or its agents may also record calls and an Institutional Investor should verify the accuracy of confirmation statements immediately after receipt. If an Institutional Investor does not want the ability to initiate redemptions and exchanges by telephone, please call the Transfer Agent for instructions.

CLASS II, III, AND IV
WHO MAY INVEST?

Class II, III, and IV shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. These classes offer investors differing expense and sales load structures to choose between. See "Fees and Expenses of the Portfolio."

INVESTMENT REQUIREMENTS

The minimum initial investment in Class II, III, and IV shares is $1,000. Subsequent investments may be in any amount of $100 or greater. If you participate in the Systematic Investing Program (see "Systematic Investing Program" below), the minimum initial investment is $250, and subsequent investments may be in any amount of $25 or greater.

If you are an employee of First Tennessee or any of its affiliates and you participate in the Systematic Investing Program, the minimum initial investment is $50, and subsequent investments may be in any amount of $25 or greater.

If your balance in the Portfolio falls below the applicable minimum investment requirement due to redemption, you may be given 30 days notice to reestablish the minimum balance. If you do not re-establish the minimum balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed on the day the account is closed.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash or third-party checks will be accepted. If you make a purchase with more than one check, each check must have a value of at least $100, and the minimum investment requirement still applies (excluding the specific circumstances, stated above, which reduce the minimum investment requirement). The Portfolio reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.

You may initiate any transaction either directly or through your Investment Professional (as defined in section "How Do I Invest Through My Investment Professional"). Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized transactions if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. Your Investment Professional may also record calls and you should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, please check the box on your application (if you invest directly) or, if you invest through an Investment Professional, please call them for instructions.

HOW DO I SET UP AN ACCOUNT?

You may set up an account directly in the Portfolio or you may invest in the Portfolio through your Investment Professional. Shares will be purchased based on the NAV next calculated after the Transfer Agent has received the request in proper form.

If you are investing through an Investment Professional, transactions that your Investment Professional initiates should be transmitted to the Transfer Agent before the close of business (normally 4 p.m. Eastern time) in order for you to receive that day's share price. The Transfer Agent must receive payment within three business days after an order is placed. Otherwise, the purchase order may be canceled and you could be held liable for the resulting fees and/or losses. An investor will earn dividends declared, if any, on the Business Day following the day payment is received by the Transfer Agent.

HOW DO I INVEST DIRECTLY?

When opening a new account directly, you must complete and sign an account application and send it to First Funds, c/o Boston Financial Data Services, P.O. Box 8050, Boston, Mass. 02266-8050. Telephone representatives are available at (800) 442-1941 (option 2), between the hours of 8 a.m. to 4 p.m. Central time (9 a.m. to 5 p.m. Eastern time), Monday through Friday. Investments may be made in several ways:

BY MAIL: Make your check payable to FIRST FUNDS INTERMEDIATE BOND PORTFOLIO, and mail it, along with the application, to the address indicated on the application. Your account will be credited on the Business Day that the Transfer Agent receives your completed application.

BY BANK TRANSFER (ACH): Bank transfer allows you to move money between your bank account and your First Funds account. This automatic service allows you to transfer money from your bank account via the Automated Clearing House (ACH) network to your First Funds account. First, a deposit account must be opened at a bank providing bank transfer services and you must arrange for this service to be provided. Next, an account must be established, and an application along with a voided check or deposit slip sent to the Transfer Agent. It takes approximately 15 days to set up an ACH account. Once you have completed this process, you can initiate a bank transfer by contacting a representative from your bank or First Funds at (800) 442-1941 (option 2), providing the required information, and authorizing the transfer to take place. Please allow two or three days after the authorization for the transfer to occur.

BY WIRE: Call (800) 442-1941 (option 2), to set up your account to accommodate wire transactions. To initiate your wire transaction, call your depository institution. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

         State Street Bank and Trust Company
         ABA #011000028
         First Funds
         Account #9905-440-5
         (Account Registration)
         (Account Number)
         (Wire Control Number) *See Below*

Prior to sending wires, please be sure to call (800) 442-1941 (option 2), to receive a wire control number to be included in the body of the wire (see above).

Your bank may charge you a fee for this service.

HOW DO I REDEEM SHARES WHEN INVESTING DIRECTLY?

You may redeem all or a portion of your shares on any day that the Portfolio is open for business. Shares will be redeemed at the next calculated NAV after the Transfer Agent has received the redemption request and will earn dividends declared, if any, through the day of redemption. If an account is closed, any accrued dividends will be paid at the beginning of the following month.

You may redeem shares in several ways:

BY MAIL: Write a "letter of instruction" with your name, the Portfolio's name, your account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application, along with a signature guarantee (if required) as described below.

A signature guarantee is designed to protect you, the Portfolio, and its agents from fraud. Your written request requires a signature guarantee if you wish to redeem more than $1,000 worth of shares; if your account registration has changed within the last 30 days; if the check is not being mailed to the address on your account; if the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another First Funds account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, broker-dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public.

BY PHONE: Provided you have elected this option in advance, you may request a redemption of shares by calling the Transfer Agent at (800) 442-1941 (option 2). Your redemption proceeds can be sent to you in the mail or, as more fully described below, the proceeds can be sent directly to a bank account by bank transfer or wire. For your protection, all telephone calls are recorded. Also, neither First Funds, First Tennessee, Martin, nor the Transfer Agent or any of their agents will be responsible for acting on telephone instructions they believe are genuine. For more information about telephone redemptions, please call (800) 442-1941 (option 2).

BY BANK TRANSFER (ACH): When establishing your account in the Portfolio, you must have indicated this account privilege to authorize the redemption of monies with the proceeds transferred to your bank account via the ACH. To authorize a redemption, simply contact the Transfer Agent at (800) 442-1941 (option 2), and your redemption will be processed at the NAV next calculated. Please allow two or three days after the authorization for monies to reach your bank account.

BY WIRE: You may make redemptions by wire provided you have established your account to accommodate wire transactions. If telephone instructions are received before the close of business (normally 4 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent.

ADDITIONAL REDEMPTION REQUIREMENTS: The Portfolio may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent that Portfolio securities are traded in other markets on days when the NYSE is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or you will receive payment based on the next determined NAV after the termination of the suspension.

HOW DO I INVEST THROUGH MY INVESTMENT PROFESSIONAL?

If you are investing through an investment adviser, broker-dealer, or other third party (each, an "Investment Professional"), you may be required to set up a brokerage or agency account. Please call your Investment Professional for information on establishing an account. If you are purchasing shares of the Portfolio through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this prospectus. Certain features of such programs may impose additional requirements and charges for the services rendered. Your Investment Professional may offer any or all of the services mentioned in this section, and is responsible for initiating all initial purchase transactions. Please contact your Investment Professional for information on these services.

HOW DO I REDEEM THROUGH MY INVESTMENT PROFESSIONAL?

On your behalf, the broker of record listed on your account may redeem shares. Proceeds from the redemption can only be sent to your address of record.

SYSTEMATIC INVESTING PROGRAM

The Systematic Investing Program offers a simple way to maintain a regular investment program. You may arrange automatic transfers (minimum $25 per transaction) from your bank account to your First Funds account on a regular basis. When you participate in this program, the minimum initial investment in each Portfolio is $250. If you are an employee of First Tennessee or any of its affiliates, the minimum initial investment in the Portfolio is $50. You may change the amount of your automatic investment, skip an investment, or stop the Systematic Investing Program by calling the Transfer Agent at (800) 442-1941 (option 2), or your Investment Professional at least three Business Days prior to your next scheduled investment date.

SYSTEMATIC WITHDRAWAL PLAN

You can have monthly, quarterly or semi-annual checks sent from your account to you, to a person named by you, or to your bank checking account. Your Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $100 or more per Portfolio per month. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted. Please contact First Funds at (800) 442-1941 (option 1) or your Investment Professional for more information.

SYSTEMATIC EXCHANGE PROGRAM

This account option may be added to your account if you would like to automatically withdraw from one First Funds account into another First Funds account on a regular basis. Please note that there may be a tax liability associated with redemptions made from your mutual fund investment. Talk to your Investment Professional regarding your specific tax situation.

The systematic exchange program is established between identically registered accounts. New accounts must meet the account minimum standards listed previously. Call First Funds at (800) 442-1941 (option 2) for more details on establishing this program. See "How Are Exchanges Made?" for more information on exchanges.

ADDITIONAL INFORMATION

TAX-DEFERRED RETIREMENT PLANS: Retirement plans can offer significant tax savings to individuals. Please call First Funds at (800) 442-1941 (option 1) or your Investment Professional for more information on the plans and their benefits, provisions and fees. The Transfer Agent or your Investment Professional can set up your new account in the Portfolio under one of several tax-deferred plans. These plans let you invest for retirement and defer or eliminate the tax on your investment income. Minimums may differ from those listed previously under "Investment Requirements." Plans include traditional individual retirement accounts (IRAs) Roth IRA's, Coverdell Education Savings Accounts, rollover IRAs, Keogh Plans, and Simplified Employee Pension Plans (SEP-IRAs).

CLASS II

SALES LOADS

The public offering price for Class II shares is the sum of the NAV plus a sales load. As indicated below, a portion of this load may be reallowed to a broker-dealer which has entered into an agreement with ADI, the Portfolio's Distributor. You may calculate your sales load as follows:

                                          TOTAL SALES LOAD FOR CLASS II SHARES

                                            AS A % OF OFFERING                                      BROKER-DEALER
AMOUNT OF TRANSACTION                         PRICE PER SHARE            AS A % OF NAV               REALLOWANCE
------------------------------------------------------------------------------------------------------------------
Less than $100,000                                 3.50                      3.63                       3.25

$100,000 to $249,999                               2.75                      2.83                       2.50

$250,000 to $499,999                               2.00                      2.04                       1.75

$500,000 to $999,999                               1.25                      1.27                       1.00

$1,000,000 and over                                0.50                      0.50                       0.40

The broker-dealer reallowance may be changed from time to time.

You may purchase Class II shares without a sales load if the purchase will be:

    (A) through an IRA, 401(k) Plan, 403(b) Plan or other defined contribution plan or directed agency account if the trustee, custodian, or agent thereof is a direct or indirect subsidiary or franchisee bank of First Tennessee or its affiliates;

    (B) by registered representatives, directors, advisory directors, officers and employees (and their immediate families) of First Tennessee or its affiliates;

    (C) by a current or former trustee, officer or employee of First Funds; the spouse of a First Funds trustee, officer or employee; a First Funds trustee acting as a custodian for a minor child or grandchild of a First Funds trustee, officer or employee; or the child or grandchild of a current or former trustee, officer or employee of First Funds who has reached the age of majority;

    (D) by a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code);

    (E) for use in a financial institution or investment adviser managed account for which a management or investment advisory fee is charged;

    (F) with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge within the past 60 days upon presentation of purchase verification information; or

    (G) through certain promotions where the load is waived for investors.

In addition, you will not pay a sales load on the reinvestment of dividends or distributions in the Portfolio or any other First Funds Portfolio, or in connection with certain share exchanges as described under "How Are Exchanges Made?" Further, you generally will not pay a sales load on Class II shares of the Portfolio which you buy using proceeds from the redemption of a First Funds Portfolio which does not charge a front-end load, if you obtained such shares through an exchange for Class II shares which you purchased with a sales load. A sales load will apply to your purchase of Class II shares in the foregoing situation only to the extent that the Portfolio's sales load exceeds the sales load you paid in the prior purchase of Class II shares.

In addition, if you purchase Class II shares within 60 days after redeeming shares of the Portfolio, you will receive credit toward the sales load payable on the purchase to the extent of the sales load you paid on the shares you redeemed. This reinstatement privilege may be exercised only with respect to redemptions and purchases in the same First Funds Portfolio. The reinstatement privilege can be exercised only one time with respect to any particular redemption.

QUANTITY DISCOUNTS

You may be entitled to reduced sales charges through the Right of Accumulation or a Letter of Intent, even if you do not make an investment of a size that would normally qualify for a quantity discount.

To qualify for a reduction of or exception to the sales load, you or your Investment Professional must notify the Transfer Agent at the time of purchase or exchange. The reduction in sales load is subject to confirmation of your holdings through a check of records. The Trust may modify or terminate quantity discounts at any time. For more information about quantity discounts, contact your service organization or First Funds at (800) 442-1941 (option 1).

RIGHT OF ACCUMULATION: The sales charge schedule under the heading "Sales Loads" shows that the sales load you will pay on Class II shares is reduced as your aggregate investment increases. The Right of Accumulation allows you to combine certain First Funds investments to determine your aggregate investment and the applicable reduced sales load. You may combine the amount of your investment in the Portfolio's Class II shares with the value of your investment in Class II of any other First Funds Portfolio you own and on which you paid a sales load.

If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also include as part of your aggregate investment any holdings through the IRA or in the plan even if a load was not paid. If, for example, you beneficially own Class II shares of a First Funds Portfolio with an aggregate current value of $99,000 and you subsequently purchase shares of the Portfolio having a current value of $1,000, the load applicable to the subsequent purchase would be reduced to 2.75% of the offering price. Similarly, each subsequent purchase of First Funds Class II shares may be added to your aggregate investment at the time of purchase to determine the applicable sales loads.

LETTER OF INTENT: A Letter of Intent allows you to purchase Class II shares over a 13-month period at a reduced sales charge. The sales charge is based on the total amount you intend to purchase plus the total net asset value of Class II shares which you already own on which you have paid a sales load. If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also credit towards completion of your Letter of Intent any Class II shares held through the IRA or in the plan, even if a load was not paid. Each investment you make during the period may be made at the reduced sales charge that would apply to the total amount you intend to invest. The reduced sales load applies only to new purchases.

If you do not invest the total amount within the period, you may pay the difference between the higher sales charge rate that would have been applied to the purchases you made and the reduced sales charge rate you have paid. Shares of the Portfolio equal to 5% of the amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, the Transfer Agent will redeem a sufficient amount of your escrowed shares to pay the additional sales charge. After the terms of your Letter of Intent are fulfilled, the Transfer Agent will release your escrowed shares.

If your purchases qualify for a further sales load reduction in addition to that indicated in the Letter of Intent, the sales load will be adjusted to reflect your total purchases. Signing a Letter of Intent does not bind you to purchase the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. To apply, sign the Letter of Intent form at the time you purchase Class II shares. You will be entitled to the applicable sales load that is in effect at the date you submit the Letter of Intent until you complete your intended purchase.

QUALIFICATION OF DISCOUNTS: As shown in the schedule of Class II sales charges, larger purchases may result in lower sales charges to you. For purposes of determining the amount of purchases using the Right of Accumulation and Letter of Intent privileges, you may combine your purchase with:

- purchases by your spouse for his, her or your joint account or for the account of any minor children, and

- the aggregate investment of any trustee or other Institutional Investor for you and/or your spouse or your minor children.

A trustee or custodian of any qualified pension or profit sharing plan may combine its aggregate purchases.

OTHER: Class II shares also incur shareholder servicing fees. See discussion under "Distribution Plans and Shareholder Servicing Plans."

CLASS III

Class III shares are bought with no front-end load. Therefore, the offering price for such shares will be at their NAV. Class III shares incur distribution fees and shareholder servicing fees. See discussion under "Distribution Plans and Shareholder Servicing Plans."

DEFERRED SALES CHARGES: A CDSC of 1% is imposed on redemptions of Class III shares within the first 16 months after purchase, based on the lower of the shares' cost and the current NAV. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

CLASS IV

Class IV shares are bought with no front-end load. Therefore, the offering price for such shares will be at their NAV. Class IV shares incur distribution fees. See discussion under "Distribution Plans and Shareholder Servicing Plans."

DEFERRED SALES CHARGES: A CDSC of up to 4% is imposed on redemptions of Class IV shares, based on the lower of the shares cost and the current NAV. As shown in the table below, the CDSC associated with Class IV shares is phased out over a period of six years. Any shares acquired by reinvestment of dividends will be redeemed without the imposition of any CDSC. In addition, the CDSC imposed on redemptions of Class IV shares may be waived for Systematic Withdrawal Plans with respect to up to 10% per year of the account value at the time of establishment.

       YEAR     YEAR     YEAR     YEAR    YEAR     YEAR
         1        2        3        4       5        6
-----------------------------------------------------------
        4%       3%       3%       2%      2%       1%

AUTOMATIC CONVERSION: After six years from the date of purchase, Class IV shares will automatically convert to Class II shares.

ALL CLASSES

HOW ARE PORTFOLIO SHARES VALUED?

The price at which you buy, sell or exchange Portfolio shares is the share price or NAV. The share price for each Class of shares of the Portfolio is determined by adding the value of each Class' proportional share of the Portfolio's investments, cash and other assets, deducting each Class' proportional share of liabilities, and then dividing that value by the total number of the shares outstanding in that Class.

The Portfolio is open for business each day that the NYSE is open (a "Business Day"). The NAV is calculated at the close of the Portfolio's Business Day, which coincides with the close of regular trading of the NYSE (normally 4 p.m. Eastern time). Share price is not calculated on the days that the NYSE is closed.

When the Portfolio calculates the share price for each share Class, it values the securities it holds at market value. Sometimes market quotes from some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the Trustees.

WHAT ARE MY DISTRIBUTION OPTIONS?

The Portfolio earns interest from bond, money market, and other fixed-income investments. These are passed along as dividend distributions. Income dividends for the Portfolio are declared daily and paid monthly. The Portfolio may realize capital gains if it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

When you fill out your account application, you can specify how you want to receive your distributions. Currently, there are three available options:

1. REINVESTMENT OPTION: Your dividend distributions and capital gain distributions, if any, will be automatically reinvested in additional shares of the Portfolio. Reinvestment of distributions will be made at that day's NAV. If you do not indicate a choice on your application, you will be assigned this option.

2. CASH OPTION: You will be sent a check for each dividend and capital gain distribution, if any. Distribution checks will be mailed no later than seven days after the last day of the month.

3. INCOME-EARNED OPTION: Your capital gain distributions, if any, will be automatically reinvested, but you will be sent a check for any dividend distribution.

HOW ARE EXCHANGES MADE?

An exchange is the redemption of shares of one Portfolio and the purchase of shares of another. The exchange privilege is a convenient way to sell and buy shares of other Portfolios within First Funds. Not all First Funds Portfolios may be available in your state. Please check with your Investment Professional or call First Funds at (800) 442-1941. Except as noted below, the Portfolio's shares may be exchanged for the same Class of shares of other First Funds Portfolios. The redemption and purchase will be made at the NAV next determined after the exchange request is received and accepted by the Transfer Agent. You may execute exchange transactions by calling the Transfer Agent at
(800) 442-1941 (option 2) prior to the close of business (normally 4 p.m. Eastern time) on any Business Day.

Class II shares of the First Funds Money Market Portfolios are not currently available for investment. Investors in Class II shares wishing to exchange into one of the Money Market Portfolios will receive Class III shares. Investors in Class IV shares wishing to exchange into one of the First Funds Money Market Portfolios will receive Class IV shares of the Cash Reserve Portfolio.

If you exchange shares subject to a CDSC the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any Portfolio into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. Also, Institutional Investors converted to Class III shares will not be subject to the 1% CDSC in the first 16 months. When making an exchange or opening an account in another Portfolio by exchange, the registration and tax identification numbers of the two accounts must be identical. To open a new account through exchange, the minimum initial investment requirements must be met.

Each exchange may produce a gain or loss for tax purposes. To protect the Portfolio's performance and its shareholders, First Tennessee and Martin discourage frequent exchange activity by investors in response to short-term market fluctuations. The Portfolio reserves the right to refuse any specific purchase order, including certain purchases by exchange if, in Martin's opinion, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be affected adversely. Exchanges or purchase orders may be restricted or refused if the Portfolio receives or anticipates individual or simultaneous orders affecting significant portions of the Portfolio's assets. Although the Portfolio will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Portfolio reserves the right to modify or withdraw the exchange privilege upon 60 days notice and to suspend the offering of shares in any Class without notice to shareholders. You or your Institutional Investor, if you are invested in Class I, will receive written confirmation of each exchange transaction.

Exchanges are generally not permitted from Class I to another Class. Should a beneficial owner of Class I shares cease to be eligible to purchase shares of Class I, Class I shares held in an Institutional Account may be converted to shares of another Class.

STATEMENTS AND REPORTS

You, or if Class I, the Institutional Investor, will receive a monthly statement and a confirmation after every transaction that affects the share balance or the account registration. A statement with tax information will be mailed by Jan. 31 of each tax year and also will be filed with the IRS. At least twice a year, you, or if Class I, the Institutional Investor, will receive the Portfolio's financial statements. In an effort to reduce printing and mailing expenses, only one copy of the Portfolio's reports (such as the prospectus and annual report) will be mailed to multiple investors, or, if Class I, Institutional Investors, with the same mailing address. Shareholders who desire individual copies of such reports should call (800) 442-1941 (option 2) or write to the Transfer Agent at P.O. Box 8050, Boston, Mass., 02266.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?

The Portfolio intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Portfolio are declared daily and paid monthly.

FEDERAL TAXES: Distributions of gains from the sale of assets held by the Portfolio for more than one year generally are taxable to shareholders at the applicable long-term capital gains rate, regardless of how long they have owned their Portfolio shares. Distributions from other sources generally are taxed as ordinary income.

Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid in January are taxable as if paid on Dec. 31. The Portfolio will send each investor or, if Class I, each Institutional Investor, an IRS Form 1099-DIV by Jan. 31 of each year.

REDEMPTIONS AND EXCHANGES: A capital gain or loss may be realized when shares of the Portfolio are redeemed or exchanged. For most types of accounts, the Portfolio will report the proceeds of redemptions to each shareholder or, if Class I, the Institutional Investor, and the IRS annually. However, the tax treatment also depends on the purchase price and your personal tax position.

"BUYING A DIVIDEND": If you purchase shares just prior to a distribution of income or capital gains, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your capital. This is known as "buying a dividend."

OTHER TAX INFORMATION: The information above is only a summary of some of the federal tax consequences generally affecting the Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal tax, distributions may be subject to state or local taxes.

Institutional Investors and other shareholders should consult their tax advisers for details and up-to-date information on the tax laws in your state to determine whether the Portfolio is suitable given your particular tax situation. It is not anticipated that the Portfolio's distributions will be exempt from state personal income tax, except to the extent that any distributions of income are attributable to interest on bonds or securities of the U.S. government or any of its agencies or instrumentalities.

When you sign your account application, you will be asked to certify that your taxpayer identification number is correct, that you are not subject to backup withholding for failing to report income to the IRS, and that you are a U.S. person. If you do not comply with IRS regulations, the IRS can require the Portfolio to withhold a portion of taxable distributions from your account.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING PLANS

The Portfolio has adopted distribution and shareholder servicing plans for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to .25% for Class II and 1.00% for Class III and .70% for Class IV. The payments for Class III shares are currently limited to .75%. Because these fees are paid out of portfolio assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

PRIVACY POLICY

The Portfolio collects nonpublic personal information about its customers(1) from the following sources:

     - Account applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

     - Account history, including information about the transactions and balances in a customer's account; and

     - Correspondence, written, or telephonic, between a customer and the the Portfolio or service providers to the Portfolio.

The Portfolio will not release information about its customers or their accounts unless one of the following conditions is met:

     -    Prior written consent is received.

     - The Portfolio believes the recipient to be the fund customer or the customer's authorized representative.

     - The Portfolio is required by law to release information to the recipient.

The Portfolio does not give or sell information about its customers or their Portfolio accounts to any other company, individual, or group.

The Portfolio will only use information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Portfolio restricts access to nonpublic personal information about customers to those employees who need to know that information in order to provide products or services. The Portfolio may also share personal information with companies that it hires to provide support services. When the Portfolio shares personal information with service providers, it protects that personal information with a strict confidentiality agreement. The Portfolio also maintains physical, electronic and procedural safeguards that comply with federal standards to guard customers' nonpublic personal information.

The Portfolio will adhere to the policies and practices described in this notice for current and former shareholders of the Portfolio.

(1) FOR PURPOSES OF THIS NOTICE, THE TERMS "CUSTOMER" OR "CUSTOMERS" INCLUDES BOTH SHAREHOLDERS OF THE PORTFOLIO AND INDIVIDUALS WHO PROVIDE NONPUBLIC PERSONAL INFORMATION TO THE PORTFOLIO, BUT DO NOT INVEST IN PORTFOLIO SHARES.

FINANCIAL HIGHLIGHTS - INTERMEDIATE BOND PORTFOLIO

The Financial Highlights table is presented to help you understand the Portfolio's financial performance since inception. Financial highlights for Class IV shares of the Portfolio are not included because Class IV has not completed a fiscal year of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request by calling First Funds at (800) 442-1941 (option 1).

                                                                                     CLASS I
                                                     -------------------------------------------------------------------------
                                                                                   FOR THE YEAR
                                                                                  ENDED JUNE 30,
                                                     -------------------------------------------------------------------------
                                                          2002           2001          2000          1999         1998**
                                                          ----           ----          ----          ----         ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                   $  10.10         $  9.59    $   9.78      $   10.02     $   10.00
                                                     -------------------------------------------------------------------------
Income from investment operations:
Net investment income                                      0.52@           0.55        0.56           0.58          0.19
Net realized and unrealized gain/(loss)
   on investments                                          0.33@           0.50       (0.19)         (0.22)         0.02
                                                     -------------------------------------------------------------------------
Total from investment operations                           0.85            1.05        0.37           0.36          0.21
                                                     -------------------------------------------------------------------------
Distributions:
Net investment income                                     (0.52)          (0.55)      (0.56)         (0.58)        (0.19)
Net realized gain                                         (0.04)           -           -             (0.02)         -
                                                     -------------------------------------------------------------------------
Total distributions                                       (0.56)          (0.55)      (0.56)         (0.60)        (0.19)
                                                     -------------------------------------------------------------------------
Net asset value, end of period                           $10.39          $10.10       $9.59          $9.78        $10.02
                                                    ==========================================================================

TOTAL RETURN+                                              8.59%          11.28%       3.97%          3.60%         2.17%#

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (thousands)                  $188,425        $188,381    $202,385       $219,298      $199,872
Ratio of expenses to average daily net assets(1)           0.62%           0.60%       0.46%          0.36%         0.37%*
Ratio of net investment income to average net assets       5.08%@          5.52%       5.86%          5.76%         5.87%*
Portfolio turnover rate                                      61%             59%         22%            48%            9%*

(1) During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.              0.82%           0.80%       0.81%          0.86%         0.87%*

                                                                                      CLASS II
                                                     -------------------------------------------------------------------------
                                                                                   FOR THE YEAR
                                                                                  ENDED JUNE 30,
                                                     -------------------------------------------------------------------------
                                                          2002           2001          2000          1999         1998**
                                                          ----           ----          ----          ----         ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                    $ 10.10         $  9.59       $ 9.78        $10.02         $9.99
                                                     -------------------------------------------------------------------------
Income from investment operations:
Net investment income                                      0.50@           0.52         0.53          0.55          0.18
Net realized and unrealized gain/(loss)
   on investments                                          0.34@           0.51        (0.19)        (0.22)         0.03
                                                     -------------------------------------------------------------------------
Total from investment operations                           0.84            1.03         0.34          0.33          0.21
                                                     -------------------------------------------------------------------------
Distributions:
Net investment income                                     (0.50)          (0.52)       (0.53)        (0.55)        (0.18)
Net realized gain                                         (0.04)           -            -            (0.02)         -
                                                     -------------------------------------------------------------------------
Total distributions                                       (0.54)          (0.52)       (0.53)        (0.57)        (0.18)
                                                     -------------------------------------------------------------------------
Net asset value, end of period                           $10.40          $10.10        $9.59         $9.78        $10.02
                                                     =========================================================================

TOTAL RETURN+***                                           8.43%          10.99%        3.66%         3.32%         2.07%#

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (thousands)                   $50,032         $45,098       $7,485        $3,057         $ 923
Ratio of expenses to average daily net assets(1)           0.87%           0.84%        0.75%         0.68%         0.65%*
Ratio of net investment income to average net assets       4.83%@          5.27%        5.57%         5.43%         5.59%*
Portfolio turnover rate                                      61%             59%          22%           48%            9%*

(1) During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.              1.07%           1.04%        1.11%         1.19%         1.16%*

@    Without the adoption of the change in amortization method as discussed in
     Note 1 of Notes to Financial Statements, these amounts would have been:

                                                                CLASS I               CLASS II
          ------------------------------------------------------------------------------------
          Net investment income                                  0.53                   0.51
          Net realized and unrealized gain (loss)                0.32                   0.33
          Ratio of net investment income to average net assets   5.17%                  4.93%
          ------------------------------------------------------------------------------------

*    Annualized.
** Class I and II commenced operations on March 2, and March 9, 1998, respectively.
***  Class II total return does not include the one-time front-end sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods of less than one year are not annualized.

                                                                                    CLASS III
                                                     -------------------------------------------------------------------------
                                                                                   FOR THE YEAR
                                                                                  ENDED JUNE 30,
                                                     -------------------------------------------------------------------------
                                                          2002           2001          2000          1999         1998**
                                                          ----           ----          ----          ----         ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                    $10.10          $ 9.59       $ 9.77         $10.02          $9.99
                                                     -------------------------------------------------------------------------
Income from investment operations:
Net investment income                                     0.44@           0.47         0.48           0.49           0.06
Net realized and unrealized gain/(loss)
   on investments                                         0.34@           0.51        (0.18)         (0.23)          0.03
                                                     -------------------------------------------------------------------------
Total from investment operations                          0.78            0.98         0.30           0.26           0.09
                                                     -------------------------------------------------------------------------
Distributions:
Net investment income                                    (0.44)          (0.47)       (0.48)         (0.49)         (0.06)
Net realized gain                                        (0.04)           -            -             (0.02)          -
                                                     -------------------------------------------------------------------------
Total distributions                                      (0.48)          (0.47)       (0.48)         (0.51)         (0.06)
                                                     -------------------------------------------------------------------------
Net asset value, end of period                          $10.40          $10.10        $9.59          $9.77         $10.02
                                                     =========================================================================

TOTAL RETURN+                                             7.81%          10.38%        3.16%          2.58%          0.92%#

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (thousands)                   $1,710          $1,333       $1,269         $ 1,097         $  17
Ratio of expenses to average daily net assets(1)          1.44%           1.42%        1.35%          1.22%          1.35%*
Ratio of net investment income to average net assets      4.25%@          4.70%        4.97%          4.90%          4.89%*
Portfolio turnover rate                                     61%             59%          22%            48%             9%*

(1) During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.             1.89%           1.86%        1.95%          1.92%          1.86%*

@    Without the adoption of the change in amortization method as discussed in
     Note 1 of Notes to Financial Statements, these amounts would have been:

                                                             CLASS III
          ------------------------------------------------------------
          Net investment income                                 0.45
          Net realized and unrealized gain (loss)               0.33
          Ratio of net investment income of average net assets  4.35%
          ------------------------------------------------------------

*    Annualized.
**   Class III commenced operations on May 19, 1998.
+ Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods of less than one year are not annualized.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO

You can make shareholder inquiries and request other information, including a SAI, annual report, or semi-annual report, free of charge, by contacting First Funds at (800) 442-1941 (option 1) or writing to First Funds at 370 17th Street, Suite 3100, Denver, Colo. 80202. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during the last fiscal year.

The SAI contains additional information about all aspects of the Portfolio. A current SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. which means that it is legally part of the Prospectus.

You may review and copy, upon payment of a duplicating fee, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Portfolio. For more information about the operation of the Public Reference Room, please call the SEC at (202) 942-8090.


[FIRST TENNESSEE LOGO]
INVESTMENT ADVISER

                            ALPS DISTRIBUTORS, INC., distributor for First Funds
                                        Investment Company Act File No. 811-6589

         FIRST FUNDS - 370 17th Street, Suite 3100, Denver, Colo. 80202 -
                              www.FirstFunds.com

CLASS I
CLASS II
CLASS III
Class IV

[FIRST FUNDS LOGO]
DISCIPLINE, CONSISTENCY, PATIENCE(R)

MONEY MARKET
PORTFOLIOS

[GRAPHIC]


U.S. GOVERNMENT MONEY MARKET

MUNCIPAL MONEYMARKET

CASH RESERVE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus. Any representation to the contrary is a criminal offense.


                                                                      PROSPECTUS
                                                          DATED OCTOBER __, 2002

TABLE OF CONTENTS

                                                                           Page

Investment Objective, Principal Strategies and Risks
     U.S. Government Money Market Portfolio                                  1
     Municipal Money Market Portfolio                                        4
     Cash Reserve Portfolio                                                  7

Performance
     U.S. Government Money Market Portfolio                                  2
     Municipal Money Market Portfolio                                        5
     Cash Reserve Portfolio                                                  8

Fees and Expenses
     U.S. Government Money Market Portfolio                                  3
     Municipal Money Market Portfolio                                        6
     Cash Reserve Portfolio                                                  9

Investment Details                                                          10

Who Manages the Portfolios?                                                 13

How to Invest in the Portfolios                                             13

Distribution Plans and Shareholder Servicing Plans                          21

Privacy Policy                                                              21

Financial Highlights                                                        22

Additional Information about the Portfolios                         Back Cover






Not all First Funds Portfolios and/or Classes may be available in your state.

No person has been authorized to give any information or to make any representation that is not contained in this prospectus, or in the Statement of Additional Information ("SAI") that is incorporated herein by reference, in connection with the offering made by this prospectus and, if given or made, such information or representations must not be relied upon. Also, this prospectus does not constitute an offering by the trust or its distributor in any jurisdiction where such an offering would not be lawful.

FIRST FUNDS:    NOT FDIC INSURED     NO BANK GUARANTEE     MAY LOSE VALUE

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RISKS OF THE U.S. GOVERNMENT MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE -- The objective of the U.S. Government Money Market Portfolio (the "Portfolio") is to seek as high a level of current income as is consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGY -- Under normal market conditions, the Portfolio will invest at least 65% of its assets in instruments issued or guaranteed as to principal and interest by the U.S. government or by any of its agencies or instrumentalities. Most of the securities held by the Portfolio are backed by the full faith and credit of the U.S. government, and repurchase agreements collateralized by the same.

PRIMARY RISKS -- The primary risks of investing in this Portfolio are interest rate risk and credit risk.

- INTEREST RATE RISK: When interest rates change, the value of the Portfolio's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

- CREDIT RISK: The value of the debt securities held by the Portfolio fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

For more information about the risk factors identified above, please refer to the section entitled "Investment Details" later in this prospectus. The SAI contains additional information about the risks associated with investing in the Portfolio.

AN INVESTMENT IN THE PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

SHOULD I INVEST IN THE U.S. GOVERNMENT MONEY MARKET PORTFOLIO?

The Portfolio may be appropriate for you if:

-    You require stability of principal.

- You seek a money market mutual fund for the cash portion of your asset allocation program.

- You seek an investment with a lower degree of risk during uncertain economic times or periods of stock market volatility.

-    You consider yourself a saver rather than an investor.

REMEMBER, NO SINGLE INVESTMENT CAN PROVIDE AN EFFECTIVE, BALANCED INVESTMENT
PLAN.

[SIDENOTE]
                                   FUND FACTS

GOAL:

The U.S. Government Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of principal and liquidity and the maintenance of a stable share price of $1.00.

PRINCIPAL INVESTMENTS:
-  U.S. Treasury bills, notes and bonds
-  Repurchase agreements
-  Variable or floating rate instruments

CLASSES OF SHARES OFFERED IN THIS PROSPECTUS:
-  Class I
-  Class II
-  Class III

AVERAGE PORTFOLIO MATURITY:
90 days or less

CO-INVESTMENT ADVISERS:
-  First Tennessee
-  BlackRock Institutional Management Corporation (BIMC)

DISTRIBUTOR:
-  ADI

PERFORMANCE OF THE U.S. GOVERNMENT MONEY MARKET PORTFOLIO

The following bar chart and table can help you evaluate the potential risks of investing in the Portfolio. Both the bar chart and the table show the variability the Portfolio has experienced in its performance in the past. PAST PERFORMANCE OF THE PORTFOLIO DOES NOT INDICATE HOW IT WILL PERFORM IN THE FUTURE AND IS INTENDED TO BE USED FOR PURPOSES OF COMPARISON ONLY.

The performance of Class I shares shown in the bar chart reflects the expenses associated with those shares from year to year.

                       YEAR-BY-YEAR TOTAL RETURN (CLASS I)
[CHART]

12/31/93            2.97%
12/31/94            4.20%
12/31/95            5.72%
12/31/96            5.20%
12/31/97            5.32%
12/31/98            5.18%
12/31/99            4.83%
12/31/00            6.26%
12/31/01            4.03%

Best quarter (quarter ended Sept. 30, 2000) -- 1.63%
Worst quarter (quarter ended June 30, 2002) -- 0.44%
Year-to-date return (as of Sept. 30, 2002) -- n/a

The table below lists the U.S. Government Money Market Portfolio's average year-by-year return by Class over the past one- and five-year periods and since the inception of each Class of shares. If you would like to know the current seven-day yield of the U.S. Government Money Market Portfolio, please call First Funds at (800) 442-1941, (option 1).

                                          AVERAGE ANNUAL TOTAL RETURN
                                     (for the period ended December 31, 2001)

                             INCEPTION DATE                1 YEAR                    5 YEARS                SINCE INCEPTION
----------------------------------------------------------------------------------------------------------------------------
CLASS I                       11/12/92                    4.03%                     5.12%                      4.83%

CLASS II*                                                  N/A                       N/A                        N/A

CLASS III                      8/8/95                     3.78%                     4.80%                      4.84%

* Information for Class II shares is not included in the table because this Class was not operational as of the date of this prospectus.

FEES AND EXPENSES OF THE U.S. GOVERNMENT MONEY MARKET PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(fees paid directly from your investment)                CLASS I                  CLASS II                   CLASS III
---------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on                    None                      None                       None
purchases as a percentage of offering price
---------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)                      None                      None                       None
(as a percentage of original purchase price
or redemption proceeds, as applicable)

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)       CLASS I                  CLASS II                   CLASS III
---------------------------------------------------------------------------------------------------------------------------
Management fees*                                         .13%                        .13%                      .13%
---------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) fees                                .00%                        .00%                      .45%**
---------------------------------------------------------------------------------------------------------------------------
Other expenses**                                         .19%                        .44%***                   .19%
---------------------------------------------------------------------------------------------------------------------------
Total Portfolio operating expenses                       .32%                        .57%                      .77%
---------------------------------------------------------------------------------------------------------------------------
Fee waivers*                                            (.07)%                      (.07)%                    (.07)%
---------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses                         .25%                        .50%                      .70%
---------------------------------------------------------------------------------------------------------------------------

* First Tennessee Bank, as Co-Investment Adviser and Co-Administrator, has contractually agreed to waive Portfolio-level expenses to the extent necessary for Class I to maintain a total expense ratio of no more than .25% of its average net assets. Because this waiver is on Portfolio-level expenses, it reduces the expenses for all classes of the U.S. Government Money Market Portfolio.

**   The trustees have agreed to limit the 12b-1 fees applicable to Class III shares to .25%.

***  Because Class II is not currently operational, this amount is estimated.

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of portfolio expenses you would pay on a hypothetical investment of $10,000 in each Class of shares offered by the Portfolio. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.


                                          CLASS I                   CLASS II                  CLASS III
--------------------------------------------------------------------------------------------------------
  After 1 year                             $33                        $58                       $79
  After 3 years                           $103                       $183                      $246
  After 5 years                           $180                       $318                      $428
  After 10 years                          $406                       $713                      $953

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RISKS OF THE MUNICIPAL MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE -- The objective of the Municipal Money Market Portfolio (the "Portfolio") is to seek as high a level of federally tax-exempt income as is consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGY -- Under normal market conditions, the Portfolio will invest at least 65% of its total assets in high-quality, short-term municipal obligations. The Portfolio also may invest in high-quality, long-term, fixed, variable, or floating rate instruments (including tender option bonds) that have interest rates, maturities, and prices comparable to similar short-term instruments. Under normal market conditions, the investments of the Portfolio will be managed in a manner so that at least 80% of the income earned by the Portfolio will be exempt from federal income tax.

PRIMARY RISKS -- The primary risks of investing in this Portfolio are interest rate risk, credit risk and taxable income risk.

- INTEREST RATE RISK: When interest rates change, the value of the Portfolio's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

- CREDIT RISK: The value of the debt securities held by the Portfolio fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

- TAXABLE INCOME RISK: The risk that income earned on municipal obligations may be subject to state and/or local taxes or may be treated as a preference item for determining the federal alternative minimum tax.

For more information about the risk factors identified above, please refer to the section entitled "Investment Details" later in this prospectus. The SAI contains additional information about the risks associated with investing in the Portfolio.

AN INVESTMENT IN THE PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

SHOULD I INVEST IN THE MUNICIPAL MONEY MARKET PORTFOLIO?

The Portfolio may be appropriate for you if:
-    You require stability of principal.
- You seek a money market mutual fund for the cash portion of your asset allocation program.
- You seek an investment with a lower degree of risk during uncertain economic times or periods of stock market volatility.
-    You consider yourself a saver rather than an investor.

REMEMBER, NO SINGLE INVESTMENT CAN PROVIDE AN EFFECTIVE, BALANCED INVESTMENT
PLAN.

[SIDENOTE]
                                   FUND FACTS

GOAL:
The Municipal Money Market Portfolio seeks as high a level of federally tax-exempt income as is consistent with the preservation of principal and liquidity and the maintenance of a stable share price of $1.00.

PRINCIPAL INVESTMENTS:
-  Tax, revenue or bond anticipation notes
-  Tax-exempt commercial paper
-  Municipal lease obligations
-  Municipal bonds

CLASSES OF SHARES OFFERED IN THIS PROSPECTUS:
-  Class I
-  Class II
-  Class III

AVERAGE PORTFOLIO MATURITY:
90 days or less

CO-INVESTMENT ADVISERS:
-  First Tennessee
-  BIMC

DISTRIBUTOR:
-  ADI

PERFORMANCE OF THE MUNICIPAL MONEY MARKET PORTFOLIO

The following bar chart and table can help you evaluate the potential risks of investing in the Portfolio. Both the bar chart and the table show the variability the Portfolio has experienced in its performance in the past. PAST PERFORMANCE OF THE PORTFOLIO DOES NOT INDICATE HOW IT WILL PERFORM IN THE FUTURE AND IS INTENDED TO BE USED FOR PURPOSES OF COMPARISON ONLY.

The performance of Class I shares shown in the bar chart reflects the expenses associated with those shares from year to year.

                       YEAR-BY-YEAR TOTAL RETURN (CLASS I)
[CHART]

12/31/93            2.30%
12/31/94            2.77%
12/31/95            3.77%
12/31/96            3.34%
12/31/97            3.36%
12/31/98            3.16%
12/31/99            3.04%
12/31/00            3.97%
12/31/01            2.61%

Best quarter (quarter ended Dec. 31, 2000) -- 1.03%
Worst quarter (quarter ended March 31, 2002) -- 0.33%
Year-to-date return (as of Sept. 30, 2002) -- n/a

The table below lists the Municipal Money Market Portfolio's average year-by-year return by Class over the past one- and five-year periods and since the inception of each Class of shares. If you would like to know the current seven-day yield of the Municipal Money Market Portfolio, please call First Funds at (800) 442-1941 (option 1).

                                           AVERAGE ANNUAL TOTAL RETURN
                                     (for the period ended December 31, 2001)

                           INCEPTION DATE                1 YEAR                    5 YEARS                SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------------------
CLASS I                       11/12/92                    2.61%                     3.22%                      3.13%

CLASS II*                                                  N/A                       N/A                        N/A

CLASS III                      7/28/95                    2.35%                     2.92%                      2.98%

* Information for Class II shares is not included in the table because this Class was not operational as of the date of this prospectus.

FEES AND EXPENSES OF THE MUNICIPAL MONEY MARKET PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(fees paid directly from your investment)                CLASS I                  CLASS II                   CLASS III
-------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on                    None                      None                       None
purchases as a percentage of offering price
-------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)                      None                      None                       None
(as a percentage of original purchase price
or redemption proceeds, as applicable)

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)       CLASS I                  CLASS II                   CLASS III
-------------------------------------------------------------------------------------------------------------------------
Management fees*                                         .13%                       .13%                       .13%
-------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) fees                                .00%                       .00%                       .45%**
-------------------------------------------------------------------------------------------------------------------------
Other expenses                                           .18%                       .45%***                    .18%
-------------------------------------------------------------------------------------------------------------------------
Total Portfolio operating expenses                       .31%                       .58%                       .76%
-------------------------------------------------------------------------------------------------------------------------
Fee waivers*                                            (.01)%                     (.01)%                     (.01)%
-------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses                         .30%                       .57%                       .75%
-------------------------------------------------------------------------------------------------------------------------

*First Tennessee Bank, as Co-Investment Adviser and Co-Administrator, has contractually agreed to waive Portfolio-level expenses to the extent necessary for Class I to maintain a total expense ratio of no more than .30% of its average net assets. Because this waiver is on Portfolio-level expenses, it reduces the expenses for all classes of the Municipal Money Market Portfolio. ** The trustees have agreed to limit the 12b-1 fees applicable to Class III shares to .25%.
*** Because Class II is not currently operational, this amount is estimated.

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of portfolio expenses you would pay on a hypothetical investment of $10,000 in each Class of shares offered by the Portfolio. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

                                       CLASS I                   CLASS II                  CLASS III
----------------------------------------------------------------------------------------------------------
After 1 year                             $32                        $59                       $78
After 3 years                           $100                       $186                      $243
After 5 years                           $174                       $324                      $422
After 10 years                          $393                       $725                      $942

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RISKS OF THE CASH RESERVE
PORTFOLIO

INVESTMENT OBJECTIVE -- The objective of the Cash Reserve Portfolio (the "Portfolio") is to seek as high a level of current income as is consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGY -- The Portfolio may invest in a broad range of high-quality, short-term, U.S. dollar-denominated money market obligations, including, but not limited to: certificates of deposit, commercial paper, bankers' acceptances, and notes issued by U.S. and foreign banks. The securities in which the Portfolio typically invests are issued by issuers in the financial services industry, including, foreign and domestic banks, insurance companies, brokerage firms, and consumer and industrial finance companies. The Portfolio also may invest in repurchase agreements.

PRIMARY RISKS -- The primary risks of investing in this Portfolio are interest rate risk, credit risk and foreign risks.

- INTEREST RATE RISK: When interest rates change, the value of the Portfolio's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

- CREDIT RISK: The value of the debt securities held by the Portfolio fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

- FOREIGN RISKS: The risk that foreign securities may be adversely affected by political instability of the issuer's country, changes in currency exchange rates, foreign economic conditions, or regulatory and reporting standards that are less stringent than those of the United States. Foreign investment risks will normally be greatest when a Fund invests in issuers located in emerging countries.

For more information about the risk factors identified above, please refer to the section entitled "Investment Details" later in this prospectus. The SAI contains additional information about the risks associated with investing in the Portfolio.

AN INVESTMENT IN THE PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

SHOULD I INVEST IN THE CASH RESERVE PORTFOLIO?

The Portfolio may be appropriate for you if:
-   You require stability of principal.
- You seek a money market mutual fund for the cash portion of your asset allocation program.
- You seek an investment with a lower degree of risk during uncertain economic times or periods of stock market volatility.
-   You consider yourself a saver rather than an investor.

REMEMBER, NO SINGLE INVESTMENT CAN PROVIDE AN EFFECTIVE, BALANCED INVESTMENT
PLAN.

[SIDENOTE]

                                   FUND FACTS
GOAL:
The Cash Reserve Portfolio seeks as high a level of current income as is consistent with the preservation of principal and liquidity and the maintenance of a stable share price of $1.00.

PRINCIPAL INVESTMENTS:
-  Certificates of deposit
-  Commercial paper
-  Bankers' acceptances
-  Bank notes
-  U.S. government obligations
-  Repurchase agreements

CLASSES OF SHARES OFFERED IN THIS PROSPECTUS:
-  Class I
-  Class II
-  Class III
-  Class IV

CO-INVESTMENT ADVISERS:
-  First Tennessee
-  BIMC

DISTRIBUTOR:
-  ADI

PERFORMANCE OF THE CASH RESERVE PORTFOLIO

The following bar chart and table can help you evaluate the potential risks of investing in the Portfolio. Both the bar chart and the table show the variability the Portfolio has experienced in its performance in the past. PAST PERFORMANCE OF THE PORTFOLIO DOES NOT INDICATE HOW IT WILL PERFORM IN THE FUTURE AND IS INTENDED TO BE USED FOR PURPOSES OF COMPARISON ONLY.

The performance of Class I shares shown in the bar chart reflects the expenses associated with those shares from year to year.

                        YEAR-BY-YEAR TOTAL RETURN (CLASS I)
[CHART]

12/31/95            5.74%
12/31/96            5.18%
12/31/97            5.37%
12/31/98            5.32%
12/31/99            4.96%
12/31/00            6.34%
12/31/01            4.15%

Best quarter (quarter ended Sept. 30, 2000) -- 1.63%
Worst quarter (quarter ended June 30, 2002) -- 0.42%
Year-to-date return (as of Sept. 30, 2002) -- n/a

The table below lists the Cash Reserve Portfolio's average year-by-year return by Class over the past one- and five-year periods and since the inception of each Class of shares. If you would like to know the current seven-day yield of the Cash Reserve Portfolio, please call First Funds at (800) 442-1941, (option
1). Information for Class IV shares is not included in the table because Class IV has not been in existence for one full calendar year. Once Class IV shares have been in existence for one full calendar year, the performance of Class IV shares will be included in the table.

                                         AVERAGE ANNUAL TOTAL RETURN
                                     (for the period ended December 31, 2001)

                           INCEPTION DATE                1 YEAR                    5 YEARS                SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------------------
CLASS I                        9/26/94                    4.15%                     5.22%                      5.29%

CLASS II*                                                  N/A                       N/A                        N/A

CLASS III                      7/28/95                    3.89%                     4.97%                      4.99%


* Information for Class II shares is not included in the table because this Class was not operational as of the date of this prospectus.

FEES AND EXPENSES OF THE CASH RESERVE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(fees paid directly from your investment)                CLASS I           CLASS II          CLASS III        CLASS IV
-------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on                    None               None              None             None
purchases as a percentage of offering price
-------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)                      None               None              None             5.00%
(as a percentage of original purchase price
or redemption proceeds, as applicable)

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)       CLASS I             CLASS II          CLASS III        CLASS IV
-------------------------------------------------------------------------------------------------------------------------
Management fees*                                         .13%                  .13%             .13%              .13%
-------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) fees                                .00%                  .00%             .45%**           1.00%
-------------------------------------------------------------------------------------------------------------------------
Other expenses                                           .18%                  .43%***          .18%              .18%
-------------------------------------------------------------------------------------------------------------------------
Total Portfolio operating expenses                       .31%                  .56%             .76%             1.31%
-------------------------------------------------------------------------------------------------------------------------
Fee waivers*                                            (.01)%                (.01)%           (.01)%            (.01)%
-------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses                         .30%                  .55%             .75%             1.30%
-------------------------------------------------------------------------------------------------------------------------

*First Tennessee Bank, as Co-Investment Adviser and Co-Administrator, has contractually agreed to waive Portfolio-level expenses to the extent necessary for Class I to maintain a total expense ratio of no more than .30% of its average net assets. Because this waiver is on Portfolio-level expenses, it reduces the expenses for all classes of the Cash Reserve Portfolio.

** The trustees have agreed to limit the 12b-1 fees applicable to Class III shares to .25%.

*** Because Class II is not currently operational, this amount is estimated.

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of portfolio expenses you would pay on a hypothetical investment of $10,000 in each Class of shares offered by the Portfolio. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

                                                                                                            ASSUMING NO
                                          ASSUMING REDEMPTION AT END OF PERIOD                              REDEMPTION
                          CLASS I            CLASS II            CLASS III            CLASS IV*              CLASS IV*
-------------------------------------------------------------------------------------------------------------------------
After 1 year               $32                 $57                 $78                  $632                    $132
After 3 years             $100                $179                $243                  $712                    $412
After 5 years             $174                $313                $422                  $913                    $713
After 10 years            $393                $701                $942                $1,418                  $1,418

* The Class IV example reflects the conversion of Class IV shares to Class III shares after eight years from the date of purchase.

INVESTMENT DETAILS

The U.S. Government Money Market Portfolio, the Municipal Money Market Portfolio, and the Cash Reserve Portfolio are each referred to as a "Portfolio" and together as the "Portfolios" or the "Money Market Portfolios."

OUR INVESTMENT STRATEGY -- Each Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity by investing in a portfolio of high quality money market instruments. Pursuant to procedures adopted by the trustees, each Portfolio may purchase only high-quality, money market obligations that satisfy the investment restrictions of the applicable Portfolio and that the Adviser believes present minimal credit risks. To be considered high-quality, a security must be a U.S. government security; or rated in accordance with applicable rules in one of the two highest rating categories for short-term obligations by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, judged to be of equivalent quality by BIMC. Also, with limited exceptions, each Portfolio must limit its investments to obligations with remaining maturities of 397 days or less, as determined in accordance with applicable rules adopted by the SEC. Each Portfolio also must maintain a dollar-weighted average maturity of 90 days or less.

The Cash Reserve Portfolio also may invest in U.S. dollar-denominated obligations of foreign banks or foreign branches of U.S. banks where BIMC deems the instrument to present minimal credit risks. Such investments may include Eurodollar Certificates of Deposit (ECDs), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (ETDs), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (CTDs), which are essentially the same U.S. dollar-denominated instruments as ETDs, except that they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit (Yankee
CDs), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States.

CONCENTRATION RISK -- The Municipal Money Market Portfolio and Cash Reserve Portfolio each may invest up to 25% of their total assets in a particular industry. The Municipal Money Market Portfolio may invest any portion of its assets in industrial revenue bonds (IRBs) backed by private issuers, and may invest up to 25% of its total assets in IRBs related to a single industry. The Municipal Money Market Portfolio may also invest 25% or more of its total assets in securities whose revenue sources are from similar types of projects, e.g., education, electric utilities, health care, housing, transportation, or water, sewer, and gas utilities. The Cash Reserve Portfolio may invest 25% or more of its total assets in securities in the financial services industry. Therefore, developments affecting a single issuer or industry, or securities financing similar types of projects, could have a significant effect on the Portfolios' performance.

PRINCIPAL RISKS -- The following table describes the securities in which the Portfolios typically invest and the principal risks associated with those securities.

For more information about the securities in which the Portfolios invests and their associated risks, please refer to the SAI.

           SECURITIES                   PRINCIPAL RISKS ASSOCIATED WITH THE SECURITY
COMMERCIAL PAPER: Unsecured                  CREDIT RISK -- The risk that the
promissory notes that corporations           issuer of a security, or a party to
typically issue to finance current           a contract, will default or
operations and other expenditures.           otherwise not honor a financial
                                             obligation.

                                             INTEREST RATE RISK -- The risk of a
                                             decline in market value of an
                                             interest bearing instrument due to
                                             changes in interest rates. For
                                             example, a rise in interest rates
                                             typically will cause the value of a
                                             fixed-rate security to fall. On
                                             the other hand, a decrease in
                                             interest rates will cause the value
                                             of a fixed-rate security to
                                             increase. In general, shorter-term
                                             securities offer greater stability
                                             and are less sensitive to changes
                                             in interest rates. Longer-term
                                             securities of the type in which a
                                             Portfolio invests offer less
                                             stability and tend to be more
                                             sensitive to changes in interest
                                             rates, but generally offer higher
                                             yields.

        SECURITIES                           PRINCIPAL RISKS ASSOCIATED WITH THE SECURITY
COMMERCIAL PAPER (CONTINUED)                       LIQUIDITY RISK -- The risk that
                                                   certain securities or other
                                                   investments may be difficult or
                                                   impossible to sell at the time a
                                                   Portfolio would like to sell them
                                                   or it may be difficult for a
                                                   Portfolio to sell the investment
                                                   for the value the Portfolio has
                                                   placed on it.


INDUSTRIAL REVENUE BONDS: Revenue                  CREDIT RISK
bonds that are backed by a state of
a private issuer.                                  INTEREST RATE RISK

                                                   LIQUIDITY RISK

CORPORATE DEBT OBLIGATIONS:                        CALL RISK -- The risk that an
Corporate debt obligations include                 issuer will exercise its right to
bonds, notes, debentures, and other                pay principal on an obligation held
obligations of corporate entities                  by a Portfolio (such as a
to pay interest and repay                          mortgage-backed security) earlier
principal.                                         than expected. This may happen when
                                                   there is a decline in interest
                                                   rates. Under these circumstances,
                                                   the Portfolio may be unable to
                                                   recoup all of its initial
                                                   investment and will also suffer
                                                   from having to reinvest in lower
                                                   yielding securities.

                                                   CREDIT RISK

                                                   INTEREST RATE RISK

                                                   LIQUIDITY RISK

U.S. GOVERNMENT OBLIGATIONS: U.S.                  CALL RISK
government obligations are debt
obligations issued or guaranteed by                INTEREST RATE RISK
the U.S. Treasury or by an agency
or instrumentality of the U.S.
government. Not all U.S. government
obligations are backed by the full
faith and credit of the United
States. For example, obligations
issued by the Federal Farm Credit
Bank or by the Federal National
Mortgage Association are supported
by the agency's right to borrow
money from the U.S. Treasury under
certain circumstances. There is no
guarantee that the government will
support these obligations if it is
not required to do so, and,
therefore, they involve more risk
than other government obligations.

             SECURITIES                    PRINCIPAL RISKS ASSOCIATED WITH THE SECURITY
MUNICIPAL OBLIGATIONS (IN GENERAL):                CREDIT RISK
Securities that are issued to raise
money for various public purposes,                 INTEREST RATE RISK
including general purpose financing
for state and local governments as                 LIQUIDITY RISK
well as financing for specific
projects or public facilities.                     TAXABLE INCOME RISK -- The risk
Municipal obligations may be backed                that income earned on municipal
by the full taxing power of a                      obligations may be subject to state
municipality or by the revenues                    or local taxes or may be treated as
from a specific project or the                     a preference item for determining
credit of a private organization.                  the federal alternative minimum
Some municipal obligations are                     tax.
insured by private insurance
companies, while others may be
supported by letters of credit
furnished by domestic or foreign
banks.

MUNICIPAL LEASE OBLIGATIONS:                       CREDIT RISK
Securities issued by state and
local governments or authorities to                INTEREST RATE RISK
acquire land and a wide variety of
equipment and facilities. These                    LIQUIDITY RISK
obligations typically are not
backed by the credit of the issuing
municipality, and their interest
may become taxable if the lease is
assigned. If funds are not
appropriated for the lease payments
for the following year, the lease
may terminate, with the possibility
of significant loss to the
Portfolio holding the securities.
Certificates of Participation in
municipal lease obligations or
installment sales contracts entitle
the holder to a proportionate
interest in the lease purchase
payments made.

SECURITIES OF FOREIGN ISSUERS:                     FOREIGN RISKS -- The risk that
Securities issued by: (1) companies                foreign securities may be adversely
organized outside the United                       affected by political instability
States, (2) companies whose                        of the issuer's country, changes in
securities are principally traded                  currency exchange rates, foreign
outside of the United States, and                  economic conditions, or regulatory
(3) foreign governments and                        and reporting standards that are
agencies or instrumentalities of                   less stringent than those of the
foreign governments. Securities of                 United States. Foreign investment
foreign issuers includes American                  risks will normally be greatest
Depositary Receipts (ADRs), which                  when a fund invests in issuers
are U.S. dollar-denominated                        located in emerging countries.
securities.

REPURCHASE AGREEMENTS AND REVERSE                  CREDIT RISK
REPURCHASE AGREEMENTS: An agreement
between a buyer and seller of
securities in which the seller
agrees to buy the securities back
within a specified period of time
at the same price the buyer paid
for them, plus an amount equal to
an agreed upon interest rate.

TAX-EXEMPT COMMERCIAL PAPER:                       CREDIT RISK
Promissory notes issued by
municipalities to help finance                     INTEREST RATE RISK
short-term capital or operating
needs.                                             LIQUIDITY RISK

WHO MANAGES THE PORTFOLIOS?

First Tennessee (530 Oak Court Drive, Memphis, Tenn.) and BIMC (100 Bellevue Parkway, Wilmington, Del.) serve as Co-Investment Advisers to the Portfolios. At a special meeting on June 1, 2001, shareholders of each of the Portfolios approved an Investment Advisory and Management Agreement between the Trust and First Tennessee, as Co-Adviser to the Portfolios, and a new investment advisory and Management Agreement between the Trust and BIMC, as investment adviser to the Portfolios. These Agreements became effective July 2, 2001. First Tennessee, among other things, provides investment management evaluations to the board of trustees of First Funds (the "Trustees"), monitors the activities of BIMC, including BIMC's Portfolio transactions, and coordinates BIMC's activities with the Portfolios' custodian, transfer agent, administrator, and independent accountants. BIMC is responsible for day-to-day investment management of the Portfolios, including providing investment research and credit analysis concerning Portfolio investments and conducting a continuous program of investment of Portfolio assets in accordance with the investment policies and objective of the Portfolios.

Each Portfolio is obligated to pay First Tennessee a monthly management fee at the annual rate of 0.05% of its average net assets for the investment advisory services First Tennessee provides. First Tennessee has contractually agreed to waive all or a portion of the fee that it is entitled to receive under the Investment Advisory and Management Agreement in order to maintain an expense ratio for Class I of the U.S. Government Money Market, Municipal Money Market, and Cash Reserve Portfolios of .25%, .30%, and .30%, respectively. The total advisory fee after waivers paid to First Tennessee for the fiscal year ended June 30, 2002, was .___%, .___%, and .___% of the U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios' average net assets, respectively. First Tennessee serves as an investment adviser to individual, corporate and institutional advisory clients, pension plans and collective investment funds, with approximately $14.3 billion in assets under administration (including nondiscretionary accounts) and $9.2 billion in assets under management as of June 30, 2001, and has experience in supervising sub-advisers. First Tennessee provides investment advisory services to the Portfolio through First Tennessee Advisory Services, a department of First Tennessee.

As compensation for the investment advisory services BIMC provides, they are entitled to receive .08% of aggregate average monthly net assets of each Portfolio up to $500 million, .06% of the next $500 million, and .05% on amounts greater than $1 billion.

BIMC (formerly known as PNC Institutional Management Corporation) is an indirect, wholly-owned subsidiary of the PNC Financial Services Group, Inc. (PNC
Bank), a multi-bank holding company. BIMC was organized in 1973 to perform advisory services to for investment companies. BIMC changed its name in 1998 following a reorganization of its investment management operations. PNC Bank and its predecessors have been in the business of managing the investments of fiduciary and other accounts since 1847. BIMC advises or manages approximately 63 short-term liquid asset portfolios, including money market portfolios, with total assets of approximately $65.6 billion as of June 30, 2001.

HOW TO INVEST IN THE PORTFOLIOS

CLASS I

WHO MAY INVEST?

Class I shares are designed exclusively for investment of monies held in non-retail trust, advisory, agency, custodial or similar accounts ("Institutional Accounts"). Class I shares may be purchased for Institutional Accounts by financial institutions, business organizations, corporations, municipalities, non-profit institutions, and other institutional investors serving in a trust, advisory, agency, custodial or similar capacity (each an "Institutional Investor" and collectively "Institutional Investors") who meet the investment threshold for this Class of shares.

HOW IS AN INSTITUTIONAL ACCOUNT ESTABLISHED?

An initial investment must be preceded by or made in conjunction with the establishment of an Institutional Account with an Institutional Investor. Establishment of an Institutional Account may require that documents and applications be completed and signed before the investment can be implemented. The Institutional Investor may require that certain documents be provided prior to making a redemption from the Portfolios.

Institutional Investors may charge fees in addition to those described herein. Fee schedules for Institutional Accounts are available upon request from the Institutional Investor and are detailed in the agreements by which each client opens an account with an Institutional Investor.

HOW ARE INVESTMENTS MADE?

Each Institutional Investor will transmit orders to Boston

Financial Data Services (the "Transfer Agent"). If an order is received by the Transfer Agent prior to the close of business (normally 2 p.m. Eastern time) on any Business Day (as defined in the section "How Are Portfolios Shares Valued?") and the funds are received by the Transfer Agent that day, the investment will earn dividends declared on the day of purchase. Institutional Investors will wire funds through the Federal Reserve System. Purchases will be processed at the net asset value (NAV) per share next calculated after an order is received and accepted by the Transfer Agent. The Portfolios require advance notification of all wire purchases. To secure same day acceptance of federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability), an Institutional Investor must call the Transfer Agent at (800) 442-1941 (option 2), prior to the close of business (normally 2 p.m. Eastern time) on any Business Day to advise it of the wire. The Trust may discontinue offering its shares in any Class of the Portfolios without notice to shareholders.

MINIMUM INVESTMENT AND ACCOUNT BALANCE

The minimum initial investment for each Institutional Investor is $750,000. Institutional Investors may satisfy the minimum investment by aggregating their Institutional Accounts within the Portfolios. Subsequent investments may be in any amount. If an Institutional Investor's Class I account falls below $375,000 due to redemption, the Portfolios may close the account. An Institutional Investor may be notified if the minimum balance is not being maintained and will be allowed 30 days to make additional investments before the account is closed. Shares will be redeemed at the NAV on the day the account is closed, and proceeds will be sent to the address of record.

Should an Institutional Investor of Class I shares cease to be eligible to participate in this Class, Class I shares held in an Institutional Account may be converted to another Class of shares. Any such conversion will be made on the basis of the relative NAVs of the two Classes without the imposition of any sales load, fee or other charge. Institutional Investors will receive at least 30 days prior notice of any proposed conversion.

HOW ARE REDEMPTIONS MADE?

Institutional Investors may redeem all or a portion of their account shares on any Business Day. Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request and will earn dividends declared through the day prior to redemption. If an account is closed, any accrued dividends will be paid at the beginning of the following month.

Institutional Investors may make redemptions by wire provided they have established a wire account with the Transfer Agent. Please call (800) 442-1941 (option 2), to advise the Transfer Agent of the wire. If telephone instructions are received before the close of business (normally 2 p.m. Eastern time) on any Business Day, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. The Institutional Investor may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent at P.O. Box 8050, Boston, Mass. 02266.

Pursuant to the Investment Company Act of 1940, as amended, if making immediate payment of redemption proceeds could adversely affect a Portfolio, payments may be made up to seven days later. Also, when the New York Stock Exchange (NYSE) is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent portfolio securities are traded in other markets on days when the NYSE is closed, each Portfolio's NAV

[SIDENOTE]

WHAT CLASSES OF SHARES DO THE MONEY MARKET PORTFOLIOS OFFER?

The Cash Reserve Portfolio offers investors four different Classes of shares. The other Money Market Portfolios offer investors three different Classes of shares. The different Classes of shares represent investments in the same portfolio of securities; however, each Class is subject to different expenses and likely will have different share prices. When you buy shares, be sure to tell us the Class of shares in which you would like to invest.

CLASS I SHARES: Class I shares are offered to institutional investors exclusively. Class I shares are not subject to any sales loads and do not incur distribution or shareholder servicing fees.

CLASS II AND III SHARES: Class II and III shares are offered to investors with a lower investment minimum. These Classes also incur varying levels of distribution or shareholder servicing fees.

CLASS IV SHARES: Class IV shares are offered to investors without the imposition of any up-front sales load; however, Class IV shares are subject to a CDSC of up to 5%. The CDSC is phased out over a period of six years. After eight years from the date of purchase, Class IV shares automatically convert to Class III shares. Class IV shares also incur distribution fees.

may be affected on days when investors do not have access to the Portfolios to purchase or redeem shares.

If transactions by telephone cannot be executed (for example, during times of unusual market activity), orders may be placed by mail to the Transfer Agent. In case of suspension of the right of redemption, the Institutional Investor may either withdraw its request for redemption or it will receive payment based on the NAV next determined after the termination of the suspension.

ADDITIONAL INFORMATION

The Portfolios also reserve the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in BIMC's opinion, they are of a size that would disrupt management of a Portfolio.

To allow BIMC to manage the Portfolios most effectively, Institutional Investors are strongly urged to initiate all trades (investments, exchanges and redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of trades in excess of $1 million. In making these trade requests, the name of the Institutional Investor and the account number(s) must be supplied.

Transactions may be initiated by telephone. Please note that the Portfolios and their agents will not be responsible for any losses resulting from unauthorized telephone transactions if the Portfolios or their agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. The Portfolios or their agents may also record calls and an Institutional Investor should verify the accuracy of confirmation statements immediately after receipt. If an Institutional Investor does not want the ability to initiate redemptions and exchanges by telephone, please call the Transfer Agent for instructions.

CLASS II, III, AND IV

WHO MAY INVEST?

Class II, III, and IV shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. These Classes offer investors differing expense structures to choose between. See "Fees and Expenses of the Portfolios."

INVESTMENT REQUIREMENTS

The minimum initial investment in Class II, III, and IV shares is $1,000. Subsequent investments may be in any amount of $100 or greater. If you participate in the Systematic Investing Program (see "Systematic Investing Program" below), the minimum initial investment is $250, and subsequent investments may be in any amount of $25 or greater. However, the Portfolios, at their own discretion, reserve the right to waivethe minimum initial investment from $1,000 to $100 for certain programs offered by First Tennessee.

If you are an employee of First Tennessee or any of its affiliates and you participate in the Systematic Investing Program, the minimum initial investment is $50, and subsequent investments may be in any amount of $25 or greater.

If your balance in a Portfolio falls below the applicable minimum investment requirement due to redemption, you may be given 30 days notice to reestablish the minimum balance. If you do not re-establish the minimum balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed on the day the account is closed.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash or third party checks will be accepted. If you make a purchase with more than one check, each check must have a value of at least $100, and the minimum investment requirement still applies (excluding the specific circumstances, stated above, which reduce the minimum investment requirement). Each Portfolio reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.

You may initiate any transaction either directly or through your Investment Professional (see "How Do I Invest Through My Investment Professional"). Please note that the Portfolios and their agents will not be responsible for any losses resulting from unauthorized transactions if the Portfolios or their agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. Your Investment Professional may also record calls and you should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want ability to redeem and exchange by telephone, please check the box on your application (if you invest directly) or, if you invest through an Investment Professional, please call them for instructions.

HOW DO I SET UP AN ACCOUNT?

You may set up an account directly in a Portfolio or you may invest in a Portfolio through your Investment Professional. Shares will be purchased based on the NAV next calculated after the Transfer Agent has received the request in proper form.

If you are investing through an Investment Professional, transactions that your Investment Professional initiates should be transmitted to the Transfer Agent before the close of business (normally 2 p.m. Eastern time) in order for you to receive that day's share price. An investor will earn dividends declared on the day of purchase if the funds are received by the Transfer Agent that day.

HOW DO I INVEST DIRECTLY?

When opening a new account directly, you must complete and sign an account application and send it to First Funds, c/o Boston Financial Data Services, P.O. Box 8050, Boston, Mass. 02266-8050. Telephone representatives are available at
(800) 442-1941 (option 2), between the hours of 8 a.m. to 4 p.m. Central time
(9 a.m. to 5 p.m. Eastern time), Monday through Friday.

Investments may be made in several ways:

BY MAIL: Make your check payable to FIRST FUNDS [NAME OF PORTFOLIO], and mail it, along with the application, to the address indicated on the application. Your account will be credited on the Business Day that the Transfer Agent receives your completed application.

BY BANK TRANSFER (ACH): Bank transfer allows you to move money between your bank account and your First Funds account. This automatic service allows you to transfer money from your bank account via the Automated Clearing House (ACH) network to your First Funds account. First, a deposit account must be opened at a bank providing bank transfer services and you must arrange for this service to be provided. Next, an account must be established, and an application along with a voided check or deposit slip sent to the Transfer Agent. It takes approximately 15 days to set up an ACH account. Once you have completed this process, you can initiate a bank transfer by contacting a representative from your bank or First Funds at (800) 442-1941 (option 2), providing the required information, and authorizing the transfer to take place. Please allow two or three days after the authorization for the transfer to occur.

BY WIRE: Call (800) 442-1941 (option 2), to set up your account to accommodate wire transactions. To initiate your wire transaction, call your depository institution. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

    State Street Bank and Trust Company
    ABA #011000028
    First Funds
    Account #9905-440-5
    (Account Registration)
    (Account Number)
    (Wire Control Number) *See Below*

Prior to sending wires, please be sure to call (800) 442-1941 (option 2), to receive a wire control number to be included in the body of the wire (see above).

Your bank may charge you a fee for this service.

HOW DO I REDEEM SHARES WHEN INVESTING DIRECTLY?

You may redeem all or a portion of your shares on any day that the Portfolios are open for business. Shares will be redeemed at the next calculated NAV after the Transfer Agent has received the redemption request and will earn dividends declared through the day prior to redemption. If an account is closed, any accrued dividends will be paid at the beginning of the following month.

You may redeem shares in several ways:

BY MAIL: Write a "letter of instruction" with your name, the Portfolio's name, your account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application, along with a signature guarantee (if required) as described below.

A signature guarantee is designed to protect you, the Portfolios, and their agents from fraud. Your written request requires a signature guarantee if you wish to redeem more than $1,000 worth of shares; if your account registration has changed within the last 30 days; if the check is not being mailed to the address on your account; if the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another First Funds account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, broker-dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public.

BY PHONE: Provided you have elected this option in advance, you may request a redemption of shares by calling the Transfer Agent at (800) 442-1941 (option 2). Your redemption proceeds can be sent to you in the mail or, as more fully described below, the proceeds can be sent directly to a bank account by bank transfer or wire. For your protection, all telephone calls are recorded. Also, neither First Funds, First Tennessee, BIMC, nor the Transfer Agent or any of their agents will be responsible for acting on telephone instructions they believe are genuine. For more information about telephone redemptions, please call (800) 442-1941 (option 2).

BY BANK TRANSFER (ACH): When establishing your account in the Portfolio, you must have indicated this account privilege in order to authorize the redemption of monies with the proceeds transferred to your bank account via the ACH. To authorize a redemption, simply contact the Transfer Agent at (800) 442-1941 (option 2), and your redemption will be processed at the NAV next calculated. Please allow two or three days after the authorization for monies to reach your bank account.

BY WIRE: You may make redemptions by wire provided you have established your account to accommodate wire transactions. If telephone instructions are received before the close of business (normally 2 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the same day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent.

BY CHECK: You may request on your account application or by written request to the trust that a Portfolio provide you with redemption checks ("Checks") which you can write on your account. To establish the checkwriting option, you must manually sign a signature card. Corporations, trusts and other organizations should call or write the Portfolio's Distributor before submitting signature cards as additional documents may be required to establish the checkwriting service. The trust will send checks only to the registered owner(s) of the account and only to the address listed in the trust's records. You may make checks payable to the order of any person in the amount of $250 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause a Portfolio to redeem a sufficient number of your shares to cover the amount of the Check. Shares earn dividends through the day prior to the day that the redemption is processed. There is no charge to you for the use of the Checks; however, the Transfer Agent will impose a charge for stopping payment of a Check upon request, or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reasons. A Portfolio cannot guarantee a stop payment order on a Check. You must submit any request to reverse a stop payment order in writing.

You may not write a Check to redeem shares which you purchase by check until your check clears. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked "insufficient funds." Checks written on amounts subject to the hold described above will be returned marked "uncollected." If your check does not clear, you will be responsible for any loss the Portfolio or its service providers incur.

Checkwriting is not available for participants in retirement plan accounts, to shareholders who hold shares in certificate form or to shareholders who are subject to Internal Revenue Service (IRS) backup withholding. You may not use a Check to close an account. The Trust may terminate or alter the checkwriting service at any time.

ADDITIONAL REDEMPTION REQUIREMENTS: The Portfolios may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a Portfolio's NAV may be affected on days when investors do not have access to the Portfolios to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or you will receive payment based on the next determined NAV after the termination of the suspension.

HOW DO I INVEST THROUGH MY INVESTMENT PROFESSIONAL?

If you invest through an investment adviser, broker- dealer, or other third party (each, an "Investment Professional"), you may be required to set up a brokerage or agency account. Please call your Investment Professional for information on establishing an account. If you purchase shares of the Portfolio through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this prospectus. Certain features of such programs may impose additional requirements and charges for the services rendered. Your Investment Professional may offer any or all of the services mentioned in this section, and is responsible for initiating all initial purchase transactions. Please contact your Investment Professional for information on these services.

HOW DO I REDEEM THROUGH MY INVESTMENT PROFESSIONAL?

On your behalf, the broker of record listed on your account may redeem shares. Proceeds from the redemption can only be sent to your address of record.

SYSTEMATIC INVESTING PROGRAM

The Systematic Investing Program offers a simple way to maintain a regular investment program. You may arrange automatic transfers (minimum $25 per transaction) from your bank account to your First Funds account on a regular basis. When you participate in this program, the minimum initial investment in each Portfolio is $250. If you are an employee of First Tennessee or any of its affiliates, the minimum initial investment in each Portfolio is $50. Class IV shares of the U.S. Treasury Money Market Portfolio are not eligible for systematic investing. You may change the amount of your automatic investment, skip an investment, or stop the Systematic Investing Program by calling the Transfer Agent at (800) 442-1941 (option 2), or your Investment Professional at least three Business Days prior to your next scheduled investment date.

SYSTEMATIC WITHDRAWAL PLAN

You can have monthly, quarterly or semi-annual checks sent from your account to you, to a person named by you, or to your bank checking account. Your Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $100 or more per Portfolio per month. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted. Please contact First Funds at (800) 442-1941 (option 1) or your Investment Professional for more information.

SYSTEMATIC EXCHANGE PROGRAM

This account option may be added to your account if you would like to automatically withdraw from one First Funds account into another First Funds account on a regular basis. Please note that there may be a tax liability associated with redemptions made from your mutual fund investment. Talk to your Investment Professional regarding your specific tax situation.

The systematic exchange program is established between identically registered accounts. New accounts must meet the account minimum standards listed previously. Call First Funds at (800) 442-1941 (option 2) for more details on establishing this program. See "How Are Exchanges Made?" for more information on exchanges.

ADDITIONAL INFORMATION

TAX-DEFERRED RETIREMENT PLANS: Retirement plans can offer significant tax savings to individuals. Please call First Funds at (800) 442-1941 (option 1) or your Investment Professional for more information on the plans and their benefits, provisions and fees. The Transfer Agent or your Investment Professional can set up your new account in the Portfolios under one of several tax-deferred plans. These plans let you invest for retirement and defer or eliminate the tax on your investment income. Minimums may differ from those listed previously under "Investment Requirements." Plans include traditional Individual Retirement Accounts (IRAs) Roth IRAs, Education IRAs, Rollover IRAs, Keogh Plans, and Simplified Employee Pension Plans (SEP-IRAs).

CLASS IV SHARES

Class IV shares of the Cash Reserve Portfolio are bought without a front-end load; that is, the offering price for such shares will be their NAV. Class IV shares incur Distribution Fees. See discussion under "Distribution Plans and Shareholder Servicing Plans."

DEFERRED SALES CHARGES: A CDSC of up to 5.00% is imposed on redemptions of Class IV shares, based on the lower of the shares cost and the current net asset value. As shown in the table below, the CDSC associated with Class IV shares is phased out over a period of six years. Any shares acquired by reinvestment of dividends will be redeemed without the imposition of any CDSC. In addition, the CDSC imposed on redemptions of Class IV shares may be waived for Systematic Withdrawal Plans with respect to up to 10% per year of the account value at the time of establishment.

YEAR     YEAR     YEAR     YEAR    YEAR     YEAR
 1        2        3        4       5        6
 5%       4%       3%       3%      2%       1%

AUTOMATIC CONVERSION: After eight years from the date of purchase, Class IV shares will automatically convert to Class III shares.

ALL CLASSES

HOW ARE PORTFOLIOS SHARES VALUED?

The price at which you buy, sell or exchange Portfolios shares is the share price or net asset value (NAV). The share price for each Class of shares of the Portfolios is determined by adding the value of each Class' proportional share of the Portfolio's investments, cash and other assets, deducting each Class' proportional share of liabilities, and then dividing that value by the total number of the shares outstanding in that Class.

The Portfolios are open for business each day that the NYSE is open (a "Business Day"). The NAV is calculated at the close of the Portfolios' Business Day, (normally 2 p.m. Eastern time). Share price is not calculated on the days that the NYSE is closed.

The Trustees have established procedures designed to maintain a stable net asset value of $1.00 per share, to the extent reasonably possible. More particularly, the Trustees have approved and adopted procedures under Rule 2a-7. Under guidelines of Rule 2a-7, the Portfolio uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period of maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

WHAT ARE MY DISTRIBUTION OPTIONS?

Each Portfolio earns interest from its investments. These are passed along as dividend distributions. Income dividends for the Portfolios are declared daily and paid monthly. The Portfolios may realize capital gains if it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

When you fill out your account application, you can specify how you want to receive your distributions. Currently, there are three available options:

1. REINVESTMENT OPTION: Your dividend distributions and capital gain distributions, if any, will be automatically reinvested in additional shares of the Portfolios. Reinvestment of distributions will be made at that day's NAV. If you do not indicate a choice on your application, you will be assigned this option.

2. CASH OPTION: You will be sent a check for each dividend and capital gain distribution. Distribution checks will be mailed no later than seven days after the last day of the month.

3. INCOME-EARNED OPTION: Your capital gain distributions, if any, will be automatically reinvested, but you will be sent a check for any dividend distribution.

HOW ARE EXCHANGES MADE?

An exchange is the redemption of shares of one Portfolio and the purchase of shares of another. The exchange privilege is a convenient way to sell and buy shares of other Portfolios within First Funds. Not all First Funds Portfolios may be available in your state. Please check with your Investment Professional or call First Funds at (800) 442-1941. Except as noted below, each Portfolio's shares may be exchanged for the same Class shares of other First Funds Portfolios. The redemption and purchase will be made at the NAV next determined after the exchange request is received and accepted by the Transfer Agent. You may execute exchange transactions by calling the Transfer Agent at (800) 442-1941 (option 2) prior to the close of business (normally 2 p.m. Eastern time) on any Business Day.

Class II shares of the First Funds Money Market Portfolios are not currently available for investment. Investors in Class II shares of other First Funds Portfolios wishing to exchange into one of the Money Market Portfolios will receive Class III shares. Investors in Class IV shares of other First Funds Portfolios wishing to exchange into one of the Money Market Portfolios will receive Class IV of the Cash Reserve Portfolio. If you exchange shares subject to a CDSC the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any Portfolio into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your Class of shares.

When making an exchange or opening an account in another Portfolio by exchange, the registration and tax identification numbers of the two accounts must be identical. To open a new account through exchange, the minimum initial investment requirements must be met.

Each exchange may produce a gain or loss for tax purposes. To protect each Portfolio's performance and its shareholders, First Tennessee and BIMC discourage frequent exchange activity by investors in response to short-term market fluctuations. The Portfolios reserve the right to refuse any specific purchase order, including certain purchases by exchange if, in BIMC's opinion, a Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be affected adversely. Exchanges or purchase orders may be restricted or refused if a Portfolio receives or anticipates individual or simultaneous orders affecting significant portions of that Portfolio's assets. Although each Portfolio will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Portfolios reserve the right to modify or withdraw the exchange privilege upon 60 days notice and to suspend the offering of shares in any Class without notice to shareholders. You or your Institutional Investor, if you are invested in Class I, will receive written confirmation of each exchange transaction.

Exchanges are generally not permitted from Class I to another Class. Should a beneficial owner of Class I shares cease to be eligible to purchase shares of Class I, Class I shares held in an Institutional Account may be converted to shares of another Class.

STATEMENTS AND REPORTS

You, or if Class I, the Institutional Investor, will receive a monthly statement and a confirmation after every transaction that affects the share balance or the account registration. A statement with tax information will be mailed by Jan. 31 of each tax year and also will be filed with the IRS. At least twice a year, you, or if Class I, the Institutional Investor, will receive the Portfolio's financial statements. In an effort to reduce printing and mailing expenses, only one copy of the Portfolios' reports (such as the prospectus and annual report) will be mailed to multiple investors, or, if Class I, Institutional Investors, with the same mailing address. Shareholders who desire individual copies of such reports should call (800) 442-1941 (option 2) or write to the Transfer Agent at P.O. Box 8050, Boston, Mass., 02266.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?

The Portfolios intend to distribute substantially all of their net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Portfolios are declared daily and paid monthly.

FEDERAL TAXES: Distributions of gains from the sale of assets held by a Portfolio for more than one year generally are taxable to shareholders at the applicable long-term capital gains rate, regardless of how long they have owned their portfolio shares. Distributions from other sources generally are taxed as ordinary income.

Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid in January are taxable as if paid on Dec. 31. The Portfolios will send each investor or, if Class I, each Institutional Investor, an IRS Form 1099-DIV by Jan. 31 of each year.

Federally tax-free interest earned by the Municipal Money Market Portfolio is federally tax-free when distributed as income dividends. If the Portfolio earns federally taxable income from any of its investments, it will be distributed as a taxable dividend. Gains from the sale of tax-free bonds held by the Municipal Money Market Portfolio for more than one year result in a taxable capital gain distribution. Short-term capital gains and a portion of the gain on bonds purchased at a discount are taxed as dividends.

REDEMPTIONS AND EXCHANGES: A capital gain or loss may be realized when shares of a Portfolio are redeemed or exchanged. For most types of accounts, the Portfolios will report the proceeds of redemptions to each shareholder or, if Class I, the Institutional Investor, and the IRS annually. However, the tax treatment also depends on the purchase price and your personal tax position.

OTHER TAX INFORMATION: The information above is only a summary of some of the federal tax consequences generally affecting the Portfolios and their shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal tax, distributions may be subject to state or local taxes.

Institutional Investors and other shareholders should consult their tax advisers for details and up-to-date information on the tax laws in your state to determine whether each Portfolio is suitable given your particular tax situation.

When you sign your account application, you will be asked to certify that your taxpayer identification number is correct, that you are not subject to backup withholding for failing to report income to the IRS and that you are a U.S. person. If you do not comply with IRS regulations, the IRS can require the Portfolios to withhold a portion of taxable distributions from your account.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING PLANS

The Portfolios have adopted distribution and shareholder servicing plans for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to .25% for Class II and 0.45% for Class III of each Portfolio and 1.00% for Class IV of the Cash Reserve Portfolio. The payments for Class III shares are currently limited to .25%. Because these fees are paid out of portfolio assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

PRIVACY POLICY

The Portfolio collects nonpublic personal information about its customers(1) from the following sources:

     - Account applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

     - Account history, including information about the transactions and balances in a customer's account; and

     - Correspondence, written, or telephonic, between a customer and the the Portfolio or service providers to the Portfolio.

The Portfolio will not release information about its customers or their accounts unless one of the following conditions is met:

     -    Prior written consent is received.

     - The Portfolio believes the recipient to be the fund customer or the customer's authorized representative.

     - The Portfolio is required by law to release information to the recipient.

The Portfolio does not give or sell information about its customers or their Portfolio accounts to any other company, individual, or group.

The Portfolio will only use information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Portfolio restricts access to nonpublic personal information about customers to those employees who need to know that information in order to provide products or services. The Portfolio may also share personal information with companies that it hires to provide support services. When the Portfolio shares personal information with service providers, it protects that personal information with a strict confidentiality agreement. The Portfolio also maintains physical, electronic and procedural safeguards that comply with federal standards to guard customers' nonpublic personal information.

The Portfolio will adhere to the policies and practices described in this notice for current and former shareholders of the Portfolio.

(1) FOR PURPOSES OF THIS NOTICE, THE TERMS "CUSTOMER" OR "CUSTOMERS" INCLUDES BOTH SHAREHOLDERS OF THE PORTFOLIO AND INDIVIDUALS WHO PROVIDE NONPUBLIC PERSONAL INFORMATION TO THE PORTFOLIO, BUT DO NOT INVEST IN PORTFOLIO SHARES.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is presented to help you understand the Portfolios' financial performance for the past five years. Financial highlights for Class IV shares of the Cash Reserve Portfolio are not included because Class IV has not completed a fiscal year of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolios' financial statements, is included in the Portfolios' annual report, which is available upon request by calling First Funds at (800) 442-1941 (option 1).

FINANCIAL HIGHLIGHTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO

                                                                                        CLASS I
                                                      -----------------------------------------------------------------
                                                                                   FOR THE YEAR
                                                                                  ENDED JUNE 30,
                                                      -----------------------------------------------------------------
                                                        2002           2001         2000          1999            1998
                                                      -----------------------------------------------------------------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                    $1.00          $1.00        $1.00         $1.00           $1.00
Income from investment operations:                    -----------------------------------------------------------------
Net investment income                                    0.024          0.057        0.053         0.047           0.052
Distributions:                                        -----------------------------------------------------------------
Net investment income                                   (0.024)        (0.057)      (0.053)       (0.047)         (0.052)
Net asset value, end of period                          $1.00          $1.00        $1.00         $1.00           $1.00
                                                      -----------------------------------------------------------------

TOTAL RETURN+                                            2.42%          5.85%        5.48%         4.81%           5.37%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                 $128,530        $81,572      $81,992       $94,079         $88,255
Ratio of expenses to average net assets (1)              0.25%          0.23%        0.28%         0.39%           0.35%
Ratio of net investment income to average net assets     2.27%          5.74%        5.35%         4.71%           5.24%

(1)During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.             0.32%          0.40%        0.45%         0.56%           0.52%

                                                                                       CLASS III
                                                      -------------------------------------------------------------------
                                                                                   FOR THE YEAR
                                                                                  ENDED JUNE 30,
                                                      -----------------------------------------------------------------
                                                        2002           2001         2000          1999            1998
                                                      -------------------------------------------------------------------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                    $1.00          $1.00        $1.00         $1.00           $1.00
Income from investment operations:                    -------------------------------------------------------------------
Net investment income                                    0.021          0.055        0.050         0.043           0.049
Distributions:                                        -------------------------------------------------------------------
Net investment income                                   (0.021)        (0.055)      (0.050)       (0.043)         (0.049)
                                                      -------------------------------------------------------------------
Net asset value, end of period                          $1.00          $1.00        $1.00         $1.00           $1.00
                                                      ===================================================================

TOTAL RETURN+                                            2.17%          5.59%        5.15%         4.42%           5.05%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $8,297         $2,500       $3,435        $1,674          $2,513
Ratio of expenses to average net assets (1)              0.50%          0.48%        0.59%         0.73%           0.65%
Ratio of net investment income to average net assets     2.02%          5.49%        5.04%         4.37%           4.94%

(1)During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.             0.77%          0.85%        0.97%^        1.10%^          1.02%^

+ Total return would have been lower had various fees not been waived during the period.

^    These ratios were previously reported net of the 12b-1 waiver.

FINANCIAL HIGHLIGHTS
MUNICIPAL MONEY MARKET PORTFOLIO

                                                                                     CLASS I
                                                      -----------------------------------------------------------------
                                                                                   FOR THE YEAR
                                                                                  ENDED JUNE 30,
                                                      -----------------------------------------------------------------
                                                        2002           2001         2000          1999            1998
                                                      -----------------------------------------------------------------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                    $1.00          $1.00        $1.00         $1.00           $1.00
Income from investment operations:                    -----------------------------------------------------------------
Net investment income                                    0.017          0.036        0.035         0.029           0.033
Distributions:                                        -----------------------------------------------------------------
Net investment income                                   (0.017)        (0.036)      (0.035)       (0.029)         (0.033)
                                                      -----------------------------------------------------------------
Net asset value, end of period                          $1.00          $1.00        $1.00         $1.00           $1.00
                                                      -----------------------------------------------------------------

TOTAL RETURN+                                            1.69%          3.66%        3.56%         2.92%           3.33%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $57,482        $47,665      $44,535       $56,438         $36,279
Ratio of expenses to average net assets (1)              0.25%          0.28%        0.27%         0.33%           0.38%
Ratio of net investment income to average net assets     1.65%          3.53%        3.48%         2.87%           3.28%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.             0.31%          0.46%        0.45%         0.50%           0.56%

                                                                                     CLASS III
                                                      -------------------------------------------------------------------
                                                                                   FOR THE YEAR
                                                                                  ENDED JUNE 30,
                                                      -----------------------------------------------------------------
                                                        2002           2001         2000          1999            1998
                                                      -------------------------------------------------------------------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                    $1.00          $1.00        $1.00         $1.00           $1.00
Income from investment operations:                    -------------------------------------------------------------------
Net investment income                                    0.014          0.033        0.032         0.025           0.030
Distributions:                                        -------------------------------------------------------------------
Net investment income                                   (0.014)        (0.033)      (0.032)       (0.025)         (0.030)
                                                      -------------------------------------------------------------------
Net asset value, end of period                          $1.00          $1.00        $1.00         $1.00           $1.00
                                                      ===================================================================

TOTAL RETURN+                                            1.44%          3.37%        3.24%         2.56%           3.06%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $24,181        $22,466      $5,527        $5,333          $3,929
Ratio of expenses to average net assets (1)              0.50%          0.55%        0.58%         0.68%           0.63%
Ratio of net investment income to average net assets     1.40%          3.26%        3.17%         2.52%           3.03%

(1)During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.             0.76%          0.93%        0.96%^        1.06%^          1.01%^

+ Total return would have been lower had various fees not been waived during the period.

^    These ratios were previously reported net of the 12b-1 waiver.

FINANCIAL HIGHLIGHTS
CASH RESERVE PORTFOLIO

                                                                                     CLASS I
                                                      -----------------------------------------------------------------
                                                                                   FOR THE YEAR
                                                                                  ENDED JUNE 30,
                                                      -----------------------------------------------------------------
                                                        2002           2001         2000          1999            1998
                                                      -----------------------------------------------------------------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                    $1.00          $1.00        $1.00         $1.00           $1.00
Income from investment operations:                    -----------------------------------------------------------------
Net investment income                                    0.024          0.058        0.054         0.048           0.053
Distributions:                                        -----------------------------------------------------------------
Net investment income                                   (0.024)        (0.058)      (0.054)       (0.048)         (0.053)
                                                      -----------------------------------------------------------------
Net asset value, end of period                          $1.00          $1.00        $1.00         $1.00           $1.00
                                                      -----------------------------------------------------------------

TOTAL RETURN+                                            2.44%          5.92%        5.56%         4.94%           5.46%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $47,402        $35,453      $32,028       $29,351         $40,242
Ratio of expenses to average net assets (1)              0.25%          0.27%        0.31%         0.39%           0.36%
Ratio of net investment income to average net assets     2.36%          5.51%        5.55%         4.84%           5.33%

(1)During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.             0.31%          0.45%        0.48%         0.56%           0.54%

                                                                                     CLASS III
                                                      -------------------------------------------------------------------
                                                                                   FOR THE YEAR
                                                                                  ENDED JUNE 30,
                                                      -----------------------------------------------------------------
                                                        2002           2001         2000          1999            1998
                                                      ------------------------------------------------------------------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                    $1.00          $1.00        $1.00         $1.00           $1.00
Income from investment operations:                    -------------------------------------------------------------------
Net investment income                                    0.022          0.055        0.053         0.046           0.051
Distributions:                                        -------------------------------------------------------------------
Net investment income                                   (0.022)        (0.055)      (0.053)       (0.046)         (0.051)
                                                      -------------------------------------------------------------------
Net asset value, end of period                          $1.00          $1.00        $1.00         $1.00           $1.00
                                                      ===================================================================

TOTAL RETURN+                                            2.19%          5.65%        5.38%         4.67%           5.21%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                 $212,250       $231,201     $107,154       $62,961         $58,243
Ratio of expenses to average net assets (1)              0.50%          0.52%        0.55%         0.66%           0.60%
Ratio of net investment income to average net assets     2.11%          5.26%        5.30%         4.58%           5.09%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.             0.76%          0.90%        0.93%^        1.03%^          0.97%^

+ Total return would have been lower had various fees not been waived during the period.

^    These ratios were previously reported net of the 12b-1 waiver.

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






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






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

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO

You can make shareholder inquiries andrequest other information, including a SAI, annual report, or semi-annual report, free of charge, by contacting First Funds at (800) 442-1941 (option 1) or writing to First Funds at 370 17th Street, Suite 3100, Denver, Colo. 80202.

The SAI contains additional information about all aspects of the Portfolio. A current SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference, which means that it is legally part of the Prospectus.

You may review and copy, upon payment of a duplicating fee, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Portfolio. For more information about the operation of the Public Reference Room, please call the SEC at (202) 942-8090.

[FIRST TENNESSEE LOGO]

                            ALPS DISTRIBUTORS, INC., distributor for First Funds

                                        Investment Company Act File No. 811-6589

       FIRST FUNDS - 370 17TH STREET, SUITE 3100, DENVER, COLO. 80202 -
                               www.FirstFunds.com

                                   FIRST FUNDS
                            GROWTH & INCOME PORTFOLIO
                         CAPITAL APPRECIATION PORTFOLIO
                                 BOND PORTFOLIO
                           INTERMEDIATE BOND PORTFOLIO

                STATEMENT OF ADDITIONAL INFORMATION FOR CLASS I,
                       CLASS II, AND CLASS III OF THE BOND
                                  PORTFOLIO AND
                CLASS I, CLASS II, CLASS III, AND CLASS IV OF THE
    GROWTH & INCOME, CAPITAL APPRECIATION, AND INTERMEDIATE BOND PORTFOLIOS,
                            DATED OCTOBER _____, 2002

This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the current Prospectus for each Class of First
Funds: Growth & Income, Capital Appreciation, Bond, and Intermediate Bond, Portfolios ("Portfolios") dated October ____, 2002, as it may be amended or supplemented from time to time. Please retain this SAI for future reference. The financial statements and financial highlights of the Portfolios, included in the Annual Report for the fiscal year ended June 30, 2002 are incorporated herein by reference. To obtain additional free copies of this SAI, the Annual Report, the Semi-Annual Report, or the Prospectus for each Portfolio, please call
(800)442-1941 (option 1), or write to 370 17th Street, Suite 3100, Denver Colo. 80202.

TABLE OF CONTENTS                                                 PAGE
-----------------                                                 ----

INVESTMENT RESTRICTIONS AND LIMITATIONS                             3
INVESTMENT INSTRUMENTS                                              4
PORTFOLIO TRANSACTIONS                                             10
VALUATION OF PORTFOLIO SECURITIES                                  12
PERFORMANCE                                                        12
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                     15
DISTRIBUTIONS AND TAXES                                            16
TRUSTEES AND OFFICERS                                              16
INVESTMENT ADVISORY AGREEMENTS                                     19
CODE OF ETHICS                                                     20
ADMINISTRATION AGREEMENT AND OTHER CONTRACTS                       21
DESCRIPTION OF THE TRUST                                           24
FINANCIAL STATEMENTS                                               28
APPENDIX                                                          A-1


INVESTMENT ADVISER (GROWTH & INCOME, BOND AND INTERMEDIATE BOND PORTFOLIOS) First Tennessee Bank National Association ("First Tennessee")

SUB-ADVISER (GROWTH & INCOME AND BOND PORTFOLIOS)
Highland Capital Management Corp. ("Highland" or a "Sub-Adviser")

SUB-ADVISER (INTERMEDIATE BOND PORTFOLIO)
Martin & Company, Inc. ("Martin" or a "Sub-Adviser")

CO-INVESTMENT ADVISERS (CAPITAL APPRECIATION PORTFOLIO)
First Tennessee
Delaware Management Company ("DMC")

ADMINISTRATOR AND FUND ACCOUNTANT
ALPS Mutual Funds Services, Inc. ("ALPS" or the "Administrator")

CO-ADMINISTRATOR
First Tennessee (" First Tennessee" or the "Co-Administrator")

DISTRIBUTOR
ALPS Distributors, Inc. ("ADI" or the "Distributor")

TRANSFER AGENT & SHAREHOLDER SERVICING AGENT
Boston Financial Data Services ("Boston Financial" or the "Transfer Agent")

CUSTODIAN
State Street Bank & Trust Company ("State Street" or the "Custodian")

                     INVESTMENT RESTRICTIONS AND LIMITATIONS

The following policies and limitations supplement those set forth in the Portfolios' Prospectuses. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, except as to borrowings and illiquid securities, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment policies and limitations. With respect to borrowings or illiquid securities, any borrowing or investment in such securities that exceeds the applicable limitations listed below will be reduced promptly to meet such limitation.

Fundamental policies and investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of that Portfolio. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

     INVESTMENT LIMITATIONS OF THE GROWTH & INCOME, CAPITAL APPRECIATION, BOND AND INTERMEDIATE BOND PORTFOLIOS

THE FOLLOWING ARE THE FUNDAMENTAL LIMITATIONS FOR EACH PORTFOLIO, SET FORTH IN THEIR ENTIRETY. EACH PORTFOLIO MAY NOT:

(1) with respect to 75% of a Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result of such purchase, (a) more than 5% of a Portfolio's total assets would be invested in the securities of that issuer; or (b) such a Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

(2)  issue senior securities, except as permitted under the 1940 Act;

(3) borrow money, except that each Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that each Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of such a Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements;

(9) Each Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end or closed-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.

THE FOLLOWING LIMITATIONS OF EACH PORTFOLIO ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) Each Portfolio does not currently intend during the coming year to purchase securities on margin, except that each Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(ii) Each Portfolio may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party [reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)]. The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(iii) Each Portfolio does not currently intend during the coming year to purchase any security, if, as a result of such purchase, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(iv) Each Portfolio does not currently intend during the coming year to purchase or sell futures contracts. This limitation does not apply to securities that incorporate features similar to futures contracts.

(v) Each Portfolio does not currently intend during the coming year to make loans, but this limitation does not apply to purchases of debt securities.

(vi) Each Portfolio does not currently intend during the coming year to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.

                             INVESTMENT INSTRUMENTS

The prospectuses discuss the investment objectives of the Portfolios and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Portfolios may invest, and certain risks attendant to such investment.

ASSET COVERAGE FOR OPTIONS POSITIONS. The Portfolios will comply with guidelines established by the SEC with respect to coverage of options strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolios' assets could impede portfolio management or the Portfolios' ability to meet redemption requests or other current obligations.

COMBINED POSITIONS. Each Portfolio may purchase and write options in combination with each other, or in combination with forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Portfolios may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CONVERTIBLE SECURITIES. The Portfolios may invest in convertible securities which are preferred stock or debt obligations that pay a fixed dividend or interest payment and are convertible into common stock at a special price or conversion ratio.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match the Portfolios' current or anticipated investments exactly. Each Portfolio may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which each typically invests.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolios' investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options markets and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

The Portfolios may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolios' options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. Each Portfolio may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by each Portfolio to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. Each Portfolio may receive fees for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, each Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with such Portfolio's other investments. If a Portfolio remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a Portfolio has sold a security on a delayed-delivery basis, a Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, such Portfolio could miss a favorable price or yield opportunity, or could suffer a loss.

Each Portfolio may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

DERIVATIVE INSTRUMENTS. The Portfolios may invest in instruments and securities generally known as derivative investments for hedging purposes only. These investments may include, but are not limited to, the use of forward currency contracts, put or call option contracts, zero coupon bonds, and stripped fixed-income obligations.

FOREIGN CURRENCY TRANSACTIONS. The Portfolios may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Portfolios will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the portfolio desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

Each Portfolio may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the

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Portfolio. The Portfolios may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

When a Portfolio agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Portfolio will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Portfolio may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Portfolio's investment adviser.

A Portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Portfolio owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutsche marks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Portfolio may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if a Portfolio held investments denominated in Deutsche marks, such Portfolio could enter into forward contracts to sell Deutsche marks and purchase Swiss Francs. This type of strategy, sometimes known as a "cross hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

Under certain conditions, Securities and Exchange Commission (SEC) guidelines require mutual funds to set aside cash or other appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Portfolios will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Portfolios will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the appropriate Sub-Adviser's or DMC's skill in analyzing and predicting currency values. Forward contracts may substantially change a Portfolio's investment exposure to changes in currency exchange rates, and could result in losses to a Portfolio if currencies do not perform as the investment adviser anticipates. For example, if a currency's value rose at a time when the investment adviser had hedged a Portfolio by selling that currency in exchange for dollars, a Portfolio would be unable to participate in the currency's appreciation. If the appropriate Sub-Adviser or DMC hedges currency exposure through proxy hedges, a Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the appropriate Sub-Adviser or DMC increases a Portfolio's exposure to a foreign currency, and that currency's value declines, the Portfolio will realize a loss. There is no assurance that the appropriate Sub-Adviser's or DMC's use of forward currency contracts will be advantageous to a Portfolio or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of each Portfolio.

FOREIGN INVESTMENTS. Foreign investments purchased by each Portfolio can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices

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on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restriction on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that a Portfolio's investment adviser will be able to anticipate or counter these potential events.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Each Portfolio may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts and European Depositary Receipts (ADRs and EDRs) are certificates evidencing ownership of shares of a foreign-based corporation held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

ILLIQUID INVESTMENTS. Illiquid Investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under guidelines established by the Trustees, the appropriate Sub-Adviser, under the supervision of First Tennessee, and DMC determine the liquidity of each respective Portfolio's investments and, through reports from the Sub-Adviser and DMC, the Trustees monitor investments in illiquid instruments. In determining the liquidity of each Portfolio's investments, a Sub-Adviser and DMC may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset each Portfolio's rights and obligations relating to the investment). Investments currently considered by each Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and some restricted securities determined by the appropriate Sub-Adviser or DMC to be illiquid. However, with respect to over-the-counter options that each Portfolio writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement each Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Trustees. If through a change in values, net assets or other circumstances, each Portfolio was in a position where more than 15% of its net assets were invested in illiquid securities, the Trustees would seek to take appropriate steps to protect liquidity.

LIMITATIONS ON OPTIONS TRANSACTIONS. Each Portfolio will not: (a) purchase put options or write call options if, as a result, more than 25% of a Portfolio's total assets would be hedged with options under normal conditions; (b) write put options if, as a result, a Portfolio's total obligations upon settlement or exercise of written put options would exceed 25% each of their total assets; or
(c) purchase call options if, as a result, the current value of option premiums for call options purchased by each Portfolio would exceed 5% of total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

LIQUIDITY OF OPTIONS. There is no assurance a liquid secondary market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolios to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolios to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolios' access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Portfolios greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities and indexes of securities prices. A Portfolio may terminate its position in a put option it has purchased by allowing them to expire or by exercising the option. If the option is allowed to expire, a Portfolio will lose the entire premium it paid. If a Portfolio exercises the option, it completes the sale of the underlying instrument at the strike price. A Portfolio may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

REAL ESTATE INVESTMENT TRUSTS. The Growth & Income and Capital Appreciation Portfolios (Equity Portfolios) may purchase interests in real estate investment trusts. Real estate industry companies include, among others, equity real estate investment trusts, which own properties, and mortgage real estate investment trusts, which make construction, development, and long-term mortgage loans. Equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skill, are not diversified, and are subject to the risks of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security at an agreed upon price and date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price. This obligation is in effect secured by the underlying security having a value at least equal to the amount of the agreed upon resale price. Each Portfolio may enter into a repurchase agreement with respect to any security in which it is authorized to invest. While it presently does not appear possible to eliminate all risks from the transactions

(particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to each Portfolio in connection with bankruptcy proceedings), it is the policy of each Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the appropriate Sub-Adviser or DMC, as the case may be.

RESTRICTED SECURITIES. Restricted Securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, each Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time each Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, each Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, each Portfolio will maintain appropriate high-grade liquid assets in a segregated custodial account to cover its obligation under the agreement. Each Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the appropriate Sub-Adviser or DMC, as the case may be.

SECURITIES LENDING. Each Portfolio may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Portfolios to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the appropriate Sub-Adviser or DMC to be of good standing. Furthermore, they will only be made if, in the appropriate Sub-Adviser's or DMC's judgment, the consideration to be earned from such loans would justify the risk.

First Tennessee, Highland, Martin and DMC understand that it is the current view of the SEC that each Portfolio may engage in loan transactions only under the following conditions: (1) each Portfolio must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, each Portfolio must be able to terminate the loan at any time; (4) each Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) each Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) the Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Portfolios are authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

TEMPORARY DEFENSIVE POSITION. In response to adverse economic or market conditions, the Portfolios may invest without limit in short-term money market securities including, but not limited to, U.S. Government obligations, commercial paper, and certificates of deposit. This strategy is inconsistent with the investment objective and principal investment strategies of the Portfolio, and if employed, could result in the Portfolio achieving a lower return than it might have achieved under normal market conditions.

VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS (VRDOS/FRDOS). VRDOs/FRDOs are obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate obligations provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

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The Bond and Intermediate Bond Portfolios (the Bond Portfolios) may invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit these Portfolios to tender (or put) their bonds to an institution at periodic intervals and to receive the principal amount thereof. These Portfolios consider variable rate instruments structured in this way (Participating VRDOs) to be essentially equivalent to other VRDOs they purchase.

WARRANTS. The Equity Portfolios may invest in warrants, which entitle the holder to buy equity securities at a specific price during a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities, which may be purchased, nor do they represent any rights in the assets of the issuing company. The value of a warrant may be more volatile than the value of the securities underlying the warrants. Also, the value of the warrant does not necessarily change with the value of the underlying securities and ceases to have value if it is not exercised prior to the expiration date. Warrants may be allowed to expire if the appropriate Sub-Adviser or DMC deems it undesirable to exercise or sell.

WRITING PUT AND CALL OPTIONS. When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Portfolios may seek to terminate their positions in put options they write before exercise by closing out the options in the secondary market at their current price. If the secondary market is not liquid for a put option a Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. However, this loss should be less than the loss from purchasing the underlying instrument directly, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates each Portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

                             PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of securities are placed on behalf of the respective Portfolios by Highland, Martin, and DMC (collectively, the "Advisers") pursuant to authority contained in each Portfolio's Sub-Advisory Agreement or Co-Advisory Agreement, as the case may be. The Advisers are also responsible for the placement of transaction orders for other investment companies and accounts for which they or their affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Advisers consider various relevant factors, including, but not limited to, the broker's execution capability, the broker's perceived financial stability, the broker's responsiveness to the Advisers' transaction requests, and the broker's clearance and settlement capability. Commissions for foreign investments traded on foreign exchanges will generally be higher than for U.S. investments and may not be subject to negotiation.

Each Portfolio may execute portfolio transactions with broker-dealers who provide research and execution services to the Portfolios or other accounts over which the Advisers or their affiliates exercise investment discretion. Such services may include research-related computer hardware and software; and furnishing analyses and reports concerning issuers, industries, and economic factors and trends.

The receipt of research from broker-dealers that execute transactions on behalf of each Portfolio may be useful to the Advisers in rendering investment management services to each Portfolio and/or its other clients, and conversely, such information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Advisers in carrying out their obligations to each Portfolio. The receipt of such research has not reduced the Advisers' normal independent research activities; however, it enables the Advisers to avoid the additional expenses that could be incurred if they tried to develop comparable information through their own efforts.

Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are higher than the commission of other broker-dealers in recognition of their research and execution services. In order to cause each Portfolio to pay such higher commissions, the Advisers must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Advisers' overall responsibilities to each Portfolio and their other clients. In reaching this determination, the Advisers will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services. During the fiscal year ended June 30, 2002, First Funds directed brokerage transactions to brokers for research services totaling $ in transactions and $ in related commissions.

The Advisers are authorized to use research services provided by, and to place portfolio transactions, to the extent permitted by law with, brokerage firms that have provided assistance in the distribution of shares of each Portfolio.

The Trustees periodically review the Advisers' performance of their responsibilities in connection with the placement of portfolio transactions on behalf of each Portfolio and review the commissions paid by each Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to each Portfolio.

The Growth & Income Portfolio paid brokerage commissions in the amounts of $ , $553,548 and $506,493 during the fiscal years ended June 30, 2002, 2001 and 2000, respectively. The Capital Appreciation Portfolio paid brokerage commissions in the amounts of $ , $74,604 and $236,998 during the fiscal years ended June 30, 2002, 2001 and 2000. During the fiscal years ended June 30, 2002, 2001 and 2000, no brokerage commissions were paid by the Growth & Income and Capital Appreciation Portfolios to an affiliated broker of the Trust. No brokerage commissions were paid by the Bond and Intermediate Bond Portfolios during the last three fiscal years.

The Portfolios are required to identify securities of the Trust's "regular brokers or dealers" that they have acquired during the Portfolios' most recent fiscal year. As of June 30, 200 2, the Growth & Income Portfolio held common stock shares of The Capital Appreciation Portfolio held ________ . The Bond Portfolio held _________. The Intermediate Bond Portfolio held

From time to time the Trustees will review whether the recapture for the benefit of each Portfolio of some portion of the brokerage commissions or similar fees paid by each Portfolio on portfolio transactions is legally permissible and advisable. Each Portfolio seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible, and, if so, to determine, in the exercise of their business judgment, whether it would be advisable for each Portfolio to seek such recapture.

When two or more Portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Trustees and each Portfolio's respective Adviser to be equitable to each Portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as each Portfolio is concerned. In other cases, however, the ability of each Portfolio to participate in volume transactions will produce better executions for each Portfolio. It is the current opinion of the Trustees that the desirability of retaining the Portfolios' Advisers outweighs any disadvantages to the Portfolios that may be said to exist from exposure to simultaneous transactions.

                        VALUATION OF PORTFOLIO SECURITIES

In valuing securities owned by each Portfolio, the Advisers use various methods depending on the market or exchange on which the securities are traded. Securities traded on the New York Stock Exchange ("NYSE") or the American Stock Exchange are appraised at the last sale price, or if no sale has occurred, at the closing bid price. Securities traded on other exchanges are appraised as nearly as possible in the same manner. Securities and other assets for which exchange quotations are not readily available are valued on the basis of closing over-the-counter bid prices, if available, or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees. Short-term securities maturing in 60 days are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Convertible securities and fixed-income securities are valued primarily by a pricing service that uses a vendor security valuation matrix, which incorporates both dealer-supplied valuations and electronic data processing techniques. The Advisers believe that this two-fold approach more accurately reflects fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted, exchange, or over-the-counter prices.

The Trustees have approved the use of pricing services. Securities and other assets for which there is no readily available market are valued in good faith by a committee appointed by the Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a Portfolio if, in the opinion of a committee appointed by the Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the NYSE. The values of any such securities held by the Portfolios are determined as of such time for the purpose of computing the Portfolios' net asset values per share ("NAV"). Foreign security prices are furnished by independent brokers or quotation services, which express the value of securities in their local currency. State Street Bank & Trust, the Fund Accountant, gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of the net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith.

                                   PERFORMANCE

For each Class of the Bond Portfolios, yields used in advertisements are computed by dividing interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive dividends during the period, dividing this figure by the NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

Income calculated for the purposes of determining yields differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, yield may not equal its distribution rate, the income paid to an account, or income reported in financial statements.

Yield information may be useful in reviewing performance and in providing a basis for comparison with other investment alternatives. Yields will fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should give consideration to the quality and maturity of portfolio securities of the respective investment companies when comparing investments.

Investors should recognize that in periods of declining interest rates, yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the holdings, thereby reducing the current yield. In periods of rising interest rates, the opposite can be expected to occur. As of June 30, 20012, the 30-day yields for Classes I, II and III of the Bond Portfolio were ____%, ____% and ____%, respectively; and ____%, ____% and ____% for Classes I,
II, and III of the Intermediate Bond Portfolio, respectively. Yields are not included for Class IV of the Intermediate Bond Portfolio as that Class was not operational as of June 30, 2002.

TOTAL RETURNS for each Class of each Portfolio quoted in advertisements reflect all aspects of return, including the effect of reinvesting dividends and capital gain distributions (if any), and any change in NAV over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance. Average annual returns covering periods of less than one year are calculated by determining total return for the period, extending that return for a full year (assuming that performance remains constant over the year), and quoting the result as an annual return. The following table shows total returns as of June 30, 2002 for each Class I of the Growth & Income, Capital Appreciation, Bond and Intermediate Bond Portfolios:


                      CLASS I AVERAGE         CLASS II AVERAGE         CLASS III AVERAGE       CLASS IV AVERAGE
                    ANNUAL TOTAL RETURN     ANNUAL TOTAL RETURN       ANNUAL TOTAL RETURN     ANNUAL TOTAL RETURN
                    -------------------     -------------------       -------------------     -------------------
                    ONE  FIVE    SINCE      ONE  FIVE    SINCE        ONE  FIVE    SINCE      ONE  FIVE     SINCE
                   YEAR  YEAR  INCEPTION   YEAR  YEAR  INCEPTION     YEAR  YEAR  INCEPTION   YEAR  YEAR   INCEPTION
                   ----  ----  ---------   ----  ----  ---------     ----  ----  ---------   ----  ----   ---------
Growth &                                                               %
Income               %     %       %         %     %       %                 %       %         %    N/a       %
Capital
Appreciation         %    n/a      %         %    n/a      %           %    n/a      %         %    n/a       %

Bond                 %     %       %         %     %       %           %     %       %        n/a   n/a      n/a

Intermediate
Bond                 %    n/a      %         %    n/a      %           %    n/a      %        n/a   n/a      n/a


CUMULATIVE TOTAL RETURNS reflect the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. Where applicable, sales loads may or may not be included.

Each Portfolio may compare the performance of each of its Classes or the performance of securities in which it may invest to other mutual funds, especially to those with similar investment objectives. These comparisons may be based on data published by imoneynet.com of Ashland, Mass. or by Lipper, Inc., an independent service located in Summit, NJ that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, each Portfolio's performance may be compared to mutual fund performance indices prepared by Lipper. The BOND FUND REPORT AVERAGES', which is reported in the BOND FUND REPORT, covers taxable bond funds. When evaluating comparisons to money market funds, investors should consider the relevant differences in investment objectives and policies. Specifically, money market funds invest in short-term, high-quality instruments and seek to maintain a stable $1.00 share price. The Bond Portfolios, however, invest in longer-term instruments and their share price changes daily in response to a variety of factors. Investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.

Because the fees for Class II, Class III and Class IV are higher than the fees for Class I, yields and returns for those classes will be lower than for Class I.

MOVING AVERAGES. The Portfolios may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

NET ASSET VALUE. Charts and graphs using the Portfolios' net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the Portfolio and reflects all elements of its return. Unless otherwise indicated, the Portfolio's adjusted NAVs are not adjusted for sales charges, if any.

From time to time, each Portfolio's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Portfolios may quote Morningstar, Inc. in their advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance.

Each Portfolio may be compared in advertising to certificates of deposits ("CD's") or other investments issued by banks. Mutual funds differ from bank investments in several respects. For example, the Portfolios may offer greater liquidity or higher potential returns than CD's, and the Portfolio does not guarantee your principal or your return.

Ibbotson Associates of Chicago, Ill. (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the return of different indices.

The Growth & Income Portfolio may compare its performance to that of the Standard & Poor's Composite Index of 500 stocks ("S&P 500"), a widely recognized, unmanaged index of the combined performance of the stocks of 500 American companies. The Capital Appreciation Portfolio may compare its performance to that of the S&P 500, the Standard & Poor's 400 Midcap Index, the Russell 2000 Growth Index or the Russell 2500 Growth Index. The Bond Portfolio may compare its performance to that of the Lehman Brothers Government Bond Index, an index comprised of all public obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations, and corporate debt guaranteed by the U.S. government, and the Lehman Brothers Credit Bond Index, an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. Issues included in this index are rated at least Baa by Moody's or BBB by S&P, or in the case of non-rated bonds, BBB by Fitch Investors Service. The Government Bond Index and the Credit Bond Index are combined to form the Government/Credit Bond Index. The Intermediate Bond Portfolio may compare its performance to that of the Lehman Brothers Intermediate Government/Credit Bond Index, which consists of the Government/Credit Bond Index securities with maturities less than ten years. Each Portfolio may also quote mutual fund rating services in its advertising materials, including data from a mutual fund rating service which rates mutual funds on the basis of risk adjusted performance.

Each Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, the investor invests a fixed dollar amount at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit nor guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The following holiday closings have been scheduled: Thanksgiving Day, Christmas Day, New Year's Day, Dr. Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day and Labor Day. Although the same holiday schedule is expected to be observed in the future, the New York Stock Exchange may modify its holiday schedule at any time.

If the Trustees determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each Portfolio's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, each Portfolio is required to give shareholders at least 60 days' notice prior to terminating or modifying each Portfolio's exchange privilege. Under Rule 11a-3, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange, or (ii) under extraordinary circumstances, a Portfolio temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies. This exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor Regulations.

RIGHT TO REFUSE TIMING ACCOUNTS. (GROWTH & INCOME AND CAPITAL APPRECIATION) With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Portfolios may refuse any new Timing Accounts, as well as any new purchases (as opposed to exchanges) in First Funds from Timing Firms. The Portfolios reserve the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Portfolios within two weeks of an earlier exchange request out of the Portfolios, or (ii) makes more than two exchanges out of the Portfolios per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Portfolios' net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

REDEMPTION OF TIMING ACCOUNTS. (GROWTH & INCOME AND CAPITAL APPRECIATION) Redemption request made from Timing Accounts will be made only by check. Redemption proceeds from these accounts will not be wired to shareholder bank accounts. Such checks will be sent no later than seven days after receipt of a redemption request in good order.

ADDITIONAL CLASS II INFORMATION

PURCHASE INFORMATION. As provided for in Rule 22d-1 under the 1940 Act, ADI, exercises its right to waive each Portfolio's Class II shares' maximum sales charge in connection with the Portfolio's merger with or acquisition of any investment company or trust.

                             DISTRIBUTIONS AND TAXES

DIVIDENDS. A portion of the income distributed by the Equity Portfolios may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Portfolios' income is derived from qualifying dividends. Because the Portfolios may also earn other types of income, such as interest, income from securities loans, non-qualifying dividends and short-term capital gains, the percentage of dividends from each Portfolio that qualifies for the deduction will generally be less than 100%. Each Portfolio will notify corporate shareholders annually of the percentage of portfolio dividends, which qualify for the dividends-received deduction. Because the income earned by the Bond Portfolios is primarily derived from interest, dividends from each such Portfolio generally will not qualify for the dividends-received deduction available to corporations. A portion of each Portfolio's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore increase (decrease) dividend distributions. Each Portfolio will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

CAPITAL GAIN DISTRIBUTIONS. Distributions of gains from the sale of assets held by a Portfolio for more than one year generally are taxable to shareholders of that Portfolio at the applicable long-term capital gains rate, regardless of how long the shareholders have owned their Portfolio shares.

Short-term capital gains distributed by a Portfolio, if any, are taxable to shareholders as dividends, not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Because each Portfolio does not currently anticipate that securities of foreign corporations will constitute more than 50% of each Portfolio's total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

TAX STATUS OF THE TRUST. Each Portfolio has qualified in prior fiscal years and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRC"), so that each Portfolio will not be liable for federal income or excise taxes on net investment income or capital gains to the extent that these are distributed to shareholders in accordance with applicable provisions of the IRC. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes, each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis. Each Portfolio also intends to comply with other federal tax rules applicable to regulated investment companies. The Portfolio's principal place of business is located in Denver, Colo. The Portfolio intends to comply with Colorado tax rules applicable to registered investment companies.

If the Portfolios purchase shares in certain foreign investment entities, called passive foreign investment companies ("PFICs"), they may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on the Portfolios with respect to deferred taxes arising from such distributions or gains.

OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on distributions received from each Portfolio. Investors should consult their tax advisers to determine whether each Portfolio is suitable to their particular tax situation.

                              TRUSTEES AND OFFICERS

Information regarding the Trustees and executive officers of the Trust is set forth in the table below. Each Trustee or officer that is an "interested person" (as defined in the 1940 Act) by virtue of his affiliation with First Tennessee or ALPS, is indicated by an asterisk (*).

                        INDEPENDENT TRUSTEES AND OFFICERS

                              POSITION(S)                                                                      NUMBER OF PORTFOLIOS
                                  HELD      TERM OF OFFICE AND         PRINCIPAL OCCUPATION                      IN FUND COMPLEX
NAME, ADDRESS & AGE            WITH TRUST  LENGTH OF TIME SERVED        DURING PAST 5 YEARS                    OVERSEEN BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
JOHN A. DECELL, age 65,         Trustee                          Mr. DeCell is the proprietor of DeCell
5178 Wheelis Dr., Suite 2                                        & Company (real estate and business
Memphis, Tenn.                                                   consulting), and President of  Capital
                                                                 Advisers, Inc. (real estate consulting
                                                                 and asset management).

L. R. JALENAK, JR., age 71,     Trustee                          Mr. Jalenak was Chairman of the Board
530 Oak Court Drive, Suite 250                                   (1990 -1993 (retired)), Cleo Inc.
Memphis, Tenn.                                                   (manufacturer of gift-related products),
                                                                 a Gibson Greetings Company.
                                                                 Mr. Jalenak is also a Director of
                                                                 Perrigo Company (1988 - present),
                                                                 Lufkin Industries (1990 - present),
                                                                 Dyersburg Corporation (1990 - present), was
                                                                 President and CEO (until 1990) of
                                                                 Cleo Inc., and was a Director of Gibson
                                                                 Greetings, Inc. from 1983 to 1991.

LARRY W. PAPASAN, age 60,       Trustee                          Mr. Papasan is Chairman of Smith &
5114 Winton Place                                                Nephew, Inc. (orthopedic division).
Memphis, Tenn.                                                   Mr. Papasan is a former Director of
                                                                 First American National Bank of Memphis
                                                                 and The West Tennessee Board of First
                                                                 American National Bank (1988 - 1991)
                                                                 and was President of Memphis Light Gas
                                                                 and Water Division of the City of Memphis
                                                                 (1984 - 1991).  Mr. Papasan is also a
                                                                 member of the Board of the Plough Foundation,
                                                                 a non-profit trust

RICHARD C. RANTZOW, age 63,   Chairman and                       Mr. Rantzow was Vice President/Director,
5790 Shelby Avenue              Trustee                          Ron Miller Associates, Inc. (manufacturer).
Memphis, Tenn.                                                   Mr. Rantzow was Managing Partner (until
                                                                 1990) of the Memphis office of Ernst & Young.

                        INTERESTED TRUSTEES AND OFFICERS

                               POSITION(S)                                                                      NUMBER OF PORTFOLIOS
                                  HELD      TERM OF OFFICE AND            PRINCIPAL OCCUPATION                    IN FUND COMPLEX
NAME, ADDRESS & AGE            WITH TRUST  LENGTH OF TIME SERVED          DURING PAST 5 YEARS                   OVERSEEN BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
*GEORGE P. LEWIS, age 63,       Trustee                          Mr. Lewis is currently a director of
7133 Bell Manor Cove                                             Methodist Home Care and Methodist Extended
Germantown, Tenn.                                                Care Hospital, a non-profit health care
                                                                 company. From 1976 until October 1999, Mr.
                                                                 Lewis was Executive Vice President and
                                                                 Manager of Money Management Group of
                                                                 First Tennessee Bank. During that time he
                                                                 was also a director of certain First
                                                                 Tennessee affiliates including Hickory
                                                                 Venture Capital Corporation, a venture
                                                                 capital company, and First Tennessee
                                                                 Brokerage, a broker/dealer.  He was also
                                                                 a director for Martin & Company and Highland
                                                                 Capital Management Corp., both investment
                                                                 advisers and affiliates of First Tennessee.
                                                                 Because of his affiliation with First
                                                                 Tennessee, Mr. Lewis is considered an
                                                                 "Interested" Trustee of First Funds Trust.

*JEREMY O. MAY, age 31,        Treasurer                         Mr. May has been a Vice President of ALPS
370 17th Street, Suite                                           Distributors, Inc., since October 1997,
3100                                                             and is Director of Mutual Funds Operations
Denver, Colo.                                                    at ALPS Mutual Funds Services, Inc.  Mr.
                                                                 May joined ALPS in 1995 as a Controller.
                                                                 Prior to joining ALPS, Mr. May was an
                                                                 auditor with Deloitte & Touche LLP
                                                                 in their Denver office.

*TRACI A. THELEN, age 29,      Secretary                         Ms. Thelen is the General Counsel of ALPS
370 17th Street, Suite                                           Distributors, Inc., the Distributor, and
3100                                                             ALPS Mutual Funds Services, Inc., the
Denver, Colo.                                                    Administrator.  Ms. Thelen joined ALPS
                                                                 Distributors, Inc. and ALPS Mutual Funds
                                                                 Services, Inc. in October 1999 as
                                                                 Associate Counsel. Prior to that, Ms. Thelen
                                                                 did contract work for various law firms in
                                                                 Boulder, Colorado.

The Trustees each receive from the Trust an annual fee of $9,000 with the exception of the Chairman of the Board, Mr. Rantzow, who receives $11,000 annually. Each Trustee also receives an additional fee in the amount of $2,250 for attending each regularly scheduled quarterly meeting of the Trustees and $500 for each unscheduled meeting. The Trustees were compensated as follows for their services provided during the Trust's fiscal year ended June 30, 2002:


                                                  PENSION OR                                    AGGREGATE
                                                  RETIREMENT             ESTIMATED             COMPENSATION
                            AGGREGATE              BENEFITS                ANNUAL             FROM THE TRUST
                           COMPENSATION           ACCRUED AS              BENEFITS               AND FUND
                             FROM THE            PART OF FUND               UPON               COMPLEX PAID
NAME                          TRUST                EXPENSES              RETIREMENT            TO TRUSTEES
---------------------------------------------------------------------------------------------------------------
Thomas M. Batchelor
Trustee
John A. DeCell
Trustee
L.R. Jalenak, Jr.
Trustee
George P. Lewis
Trustee
Larry W. Papasan
Trustee
Richard C. Rantzow
Trustee


As of December 31, 2001, the dollar range of equity securities in the Funds beneficially owned by Trustees who are "interested persons" of the Trust were as follows:


   INTERESTED                          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND            AGGREGATE DOLLAR RANGE OF EQUITY
    TRUSTEES                                                                                      SECURITIES IN ALL REGISTERED
                                                                                                INVESTMENT COMPANIES OVERSEEN BY
                                                                                                      TRUSTEE IN FAMILY OF
                                                                                                      INVESTMENT COMPANIES
                           --------------------------------------------------------------------------------------------------------
                             GROWTH & INCOME      CAPITAL          BOND       INTERMEDIATE
                                PORTFOLIO       APPRECIATION     PORTFOLIO        BOND
                                                 PORTFOLIO                      PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
George P. Lewis


As of December 31, 2001, the dollar range of equity securities in the Funds beneficially owned by Trustees who are not "interested persons" of the Trust were as follows:

  INDEPENDENT                    DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND                     AGGREGATE DOLLAR RANGE OF
   TRUSTEES                                                                                    EQUITY SECURITIES IN ALL REGISTERED
                                                                                                INVESTMENT COMPANIES OVERSEEN BY
                                                                                                TRUSTEE IN FAMILY OF INVESTMENT
                                                                                                            COMPANIES
                          ---------------------------------------------------------------------------------------------------------
                              GROWTH &           CAPITAL           BOND      INTERMEDIATE
                          INCOME PORTFOLIO    APPRECIATION      PORTFOLIO   BOND PORTFOLIO
                                                PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
John A. DeCell
L.R. Jalenak, Jr.
Larry W. Papasan
Richard C. Rantzow

As of September 30, 2002, the officers and trustees of the Trust owned as a group less than 1% of the outstanding shares of any Portfolio.

                         INVESTMENT ADVISORY AGREEMENTS

The Growth & Income, Bond and Intermediate Bond Portfolios employ First Tennessee Bank National Association, Memphis, Tenn., to furnish investment advisory and other services to each such Portfolio. Under the Investment Advisory and Management Agreement with each such Portfolio, First Tennessee is authorized to appoint one or more sub-advisers at First Tennessee's expense. Highland Capital Management Corp., Memphis, Tenn., acts as Sub-Adviser to the Growth & Income and Bond Portfolios. Martin & Company, Inc., Knoxville, Tenn., acts as Sub-Adviser to the Intermediate Bond Portfolio. Subject to the direction of the Trustees and of First Tennessee, the Sub-Advisers will direct the investments of these Portfolios in accordance with their respective investment objective, policies and limitations.

At a special meeting on May 17, 2000, shareholders of the Capital Appreciation Portfolio of First Funds approved an Investment Advisory and Management Agreement between First Funds and DMC naming DMC as Co-Adviser to the Capital Appreciation Portfolio. By vote of a majority of shareholder of the Capital Appreciation Portfolio, DMC replaced Investment Advisers, Inc., ("IAI") as co-adviser to that Portfolio, effective June 1, 2000.

First Tennessee and DMC, Philadelphia, Penn., act as Co-Advisers to the Capital Appreciation Portfolio. Subject to the direction of the Trustees and monitoring by First Tennessee, DMC directs the investments of this Portfolio in accordance with the Portfolio's investment objective, policies and limitations.

In addition to First Tennessee's and DMC's fees and the fees payable to the Transfer Agent, Pricing and Accounting Agent, and to the Administrator, each Portfolio pays for all its expenses, without limitation, that are not assumed by these parties. Each Portfolio pays for typesetting, printing and mailing of proxy material to existing shareholders, legal expenses, and the fees of the custodian, auditor and Trustees. Other expenses paid by each Portfolio include: interest, taxes, brokerage commissions, each Portfolio's proportionate share of insurance premiums, and costs of registering shares under federal and state securities laws. Each Portfolio is also liable for such nonrecurring expenses as may arise, including costs of litigation to which each Portfolio is a party, and its obligation under the Declaration of Trust to indemnify its officers and Trustees with respect to such litigation.

For managing the investment and business affairs of the Growth & Income Portfolio, First Tennessee receives a monthly management fee at the annual rate of .65% of the Growth & Income Portfolio's average net assets up to $1 billion and .60% of the Growth & Income Portfolio's average net assets over $1 billion. The Bond Portfolio is obligated to pay First Tennessee a monthly management fee at the annual rate of .55% of the Bond Portfolio's average net assets up to $250 million and .50% of the Bond Portfolio's average net assets over $250 million. The Intermediate Bond Portfolio is obligated to pay First Tennessee a monthly management fee at the annual rate of .50% of the Intermediate Bond Portfolio's average net assets up to $250 million and .45% of the Intermediate Bond Portfolio's average net assets over $250 million. First Tennessee has contractually agreed through June 30, 20023, to waive its fee to .30% of the average net assets of both the Bond and Intermediate Bond Portfolios. Prior to January 2, 2002, First Tennessee received a monthly management fee at the annual rate of .65%, .15%, ..55% and .50% from the Growth & Income, Capital Appreciation, Bond and Intermediate Bond Portfolios, respectively.

The following table summarizes the management fees paid to First Tennessee by the Portfolios and any management fee waivers for the last three fiscal years:


                                    YEAR ENDED                          YEAR ENDED                           YEAR ENDED
                                  JUNE 30, 2002                        JUNE 30, 2001                        JUNE 30, 2000
                        MANAGEMENT FEES    WAIVER OF FEES    MANAGEMENT FEES    WAIVER OF FEES    MANAGEMENT FEES    WAIVER OF FEES
                        ---------------    --------------    ---------------    --------------    ---------------    --------------
Growth & Income                                                   $6,427,377                $0         $6,396,817          $744,918
Capital Appreciation                                                 $74,690                $0            $64,012           $27,614
Bond                                                              $1,323,832          $601,742         $1,276,424          $758,553
Intermediate Bond                                                 $1,079,256          $431,702         $1,103,772          $782,798


The following table summarizes the management fees paid to DMC by the Portfolios and any management fee waivers for the last three fiscal years:


                                     YEAR ENDED                          YEAR ENDED                          YEAR ENDED
                                    JUNE 30, 2002                      JUNE 30, 2001                       JUNE 30, 2000
                                   MANAGEMENT FEES                    MANAGEMENT FEES                     MANAGEMENT FEES
                                   ---------------                    ---------------                     ---------------
Capital Appreciation                     $                               $348,555                             $27,574


The following table summarizes the management fees paid to IAI by the Portfolios and any management fee waivers for the last three fiscal years:


                                 YEAR ENDED
                               JUNE 30, 2000
                              MANAGEMENT FEES
                              ---------------
Capital Appreciation              $271,147


Under its Investment Advisory and Management Agreement with each of the Growth & Income, Bond and Intermediate Bond Portfolios, First Tennessee is authorized, at its own expense, to hire sub-advisers to provide investment advice to each such Portfolio. As Sub-Adviser, Highland is entitled to receive from First Tennessee a monthly sub-advisory fee at the annual rate of .38% of the Growth & Income Portfolio's average net assets up to $1 billion and .35% of the Growth & Income Portfolio's average net assets over $1 billion. First Tennessee is obligated to pay Highland a monthly sub-advisory fee at the annual rate of .33% of the Bond Portfolio's average net assets up to $250 million and .30% of the Bond Portfolio's average net assets over $250 million. First Tennessee is obligated to pay Martin a monthly sub-advisory fee at the annual rate of .30% of the Intermediate Bond Portfolio's average net assets up to $250 million and .27% of the Intermediate Bond Portfolio's average net assets over $250 million. As Co-Adviser to the Capital Appreciation Portfolio, DMC is entitled to receive ..70% of that Portfolio's average net assets up to $50 million and .65% thereafter. Prior to January 2, 2002, Highland was entitled to receive from First Tennessee a monthly sub-advisory fee at the annual rate of .38% of Growth & Income Portfolio's average net assets and .33% of Bond Portfolio's average net assets. Prior to January 2, 2002, Martin was entitled to receive from First Tennessee a monthly sub-advisory fee at the annual rate of .30% of Intermediate Bond Portfolio's average net assets. Under the terms of each sub-advisory agreement with First Tennessee and DMC's Investment Advisory and Management Agreement with the Trust, the Sub-Advisers, subject to the supervision of First Tennessee, and DMC supervise the day-to-day operations of their respective Portfolios and provide investment research and credit analysis concerning their respective Portfolios' investments, conduct a continual program of investment of their respective Portfolios' assets and maintain the books and records required in connection with their duties under their advisory agreements. In addition, the Sub-Advisers and DMC keep First Tennessee informed of the developments materially affecting each Portfolio. The Sub-Advisers for the Bond and Intermediate Bond Portfolios are currently waiving some or all of the fees they are entitled to receive from First Tennessee.

The Trustees take into consideration various factors in evaluating the renewal of an existing investment advisory agreement. The Trustees request and assess comprehensive information about the investment adviser's services, including a complete description of the nature, extent, and quality of the services which are provided to the Portfolios under the advisory agreement, a report on the Portfolios' compliance with applicable investment objectives, policies, and restrictions, and applicable requirements of the Internal Revenue Code, a report containing relevant performance data for the Portfolios, and comparisons of that performance data to the performance of a representative sample of comparable funds and to the performance of recognized indices. The Trustees also receive, from the adviser, recent financial statements, including a balance sheet and income statement, in order to assess the adviser's financial condition.

After considering the nature and quality of the services to be provided by the adviser, the Trustees next evaluate the reasonableness of the compensation to be paid by the Portfolios to the adviser. Additionally, the Trustees consider the reasonableness of the adviser's potential profit, if any, projected from the fees under the advisory agreement. In analyzing the adviser's projected profitability, the Trustees consider the anticipated costs incurred by the adviser in providing such services. Moreover, when examining the adviser's projected profitability, the Trustees also determine whether the adviser, or any of its affiliates, would receive any quantifiable "fall-out" or collateral benefits as a result of the adviser providing services to the Portfolios. Collateral benefits are direct or indirect revenues or other benefits that the adviser or any of its affiliates receive that are attributable in some way to the existence of the Portfolios.

                                 CODE OF ETHICS

Each Portfolio permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics (the "Code") that has been adopted by the Portfolios' Board of Trustees. Access Persons are required to follow the guidelines established by the Code in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. First Tennessee and the Advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the Code, must adopt and enforce its own Code of Ethics appropriate to its operations. The Board of Trustees is required to review and approve the Code of Ethics for First Tennessee, the Advisers and Distributor. First Tennessee and the Advisers are also required to report to the Portfolios' Board of Trustees on a quarterly basis with respect to the administration and enforcement of such Code of Ethics, including any violations thereof which may potentially affect the Portfolios.

                  ADMINISTRATION AGREEMENT AND OTHER CONTRACTS

ADMINISTRATOR. ALPS is the administrator to each Portfolio. As the Administrator, ALPS assists in each Portfolio's administration and operation, including, but not limited to, providing various legal and accounting services in connection with the regulatory requirements applicable to each Portfolio. ALPS is entitled to and receives from each Portfolio a monthly fee at the annual rate of .135% of average net assets. effectivePrior to January 1, 2002, ALPS was entitled to receive from each Portfolio a monthly fee at the annual rate of .15% of average net assets.

The following table summarizes the administration fees paid to ALPS by the Portfolio and any administration fee waivers for the last three fiscal years:


                                   YEAR ENDED                           YEAR ENDED                           YEAR ENDED
                                  JUNE 30, 2002                        JUNE 30, 2001                       JUNE 30, 2000
                      ADMINISTRATION FEES  WAIVER OF FEES  ADMINISTRATION FEES  WAIVER OF FEES  ADMINISTRATION FEES  WAIVER OF FEES
                      -------------------  --------------  -------------------  --------------  -------------------  --------------
Growth & Income                                         -           $1,483,241               -           $1,242,738              -
Capital Appreciation                                    -              $74,690               -              $49,964              -
Bond                                                    -             $361,045               -             $347,071              -
Intermediate Bond                                       -             $323,777               -             $321,911         $2,867


First Tennessee serves as the Co-Administrator for each Portfolio. As the Co-Administrator, First Tennessee assists in each Portfolio's operation, including, but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to receive from each Portfolio a monthly fee at the annual rate of .065% of average net assets. Prior to January 1, 2002, First Tennessee was entitled to receive from each Portfolio a monthly fee at the annual rate of ..05% of average net assets.

The following table summarizes the co-administration fees paid to First Tennessee by the Portfolio and any co-administration fee waivers for the last three fiscal years:


                                     YEAR ENDED                          YEAR ENDED                        YEAR ENDED
                                   JUNE 30, 2002                       JUNE 30, 2001                      JUNE 30, 2000
                               CO-ADMINISTRATION FEES              CO-ADMINISTRATION FEES             CO-ADMINISTRATION FEES
                               ----------------------              ----------------------             ----------------------
Growth & Income                                                         $494,414                               $492,063
Capital Appreciation                                                     $24,897                                $21,337
Bond                                                                    $120,348                               $116,038
Intermediate Bond                                                       $107,925                               $110,377


DISTRIBUTOR. ADI is the distributor to each Portfolio. ADI is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. As the Distributor, ADI sells shares of Class I as agent on behalf of the Trust at no additional cost to the Trust. Class III and Class IV are obligated to pay ADI monthly a 12b-1 fee at the annual rate of up to .75% and 1.00% of average net assets, respectively, all or a portion of which may be paid out to broker-dealers or others involved in the distribution of Class III and Class IV shares. This fee may be limited from time to time by the Board of Trustees. See "Administration Agreements and Other Contracts - Distribution Plan." Classes II and III pay shareholder servicing fees to Investment Professionals at an annual rate of .25% of average net assets as more fully described under the section "Administration Agreements and Other Contracts - Shareholder Services Plans." First Tennessee and its affiliates neither participate in nor are responsible for the underwriting of Portfolio shares. Consistent with applicable law, affiliates of First Tennessee may receive commissions or asset-based fees.

The following table summarizes the underwriter commissions paid to ADI for the last three fiscal years:


                                   YEAR ENDED                  YEAR ENDED                    YEAR ENDED
                                 JUNE 30, 2002               JUNE 30, 2000                 JUNE 30, 2000
                                 --------------              -------------                 -------------
Growth & Income                                                 $41,549                       $51,337
Capital Appreciation                                             $4,328                        $2,071
Bond                                                               $646                          $280
Intermediate Bond                                                  $214                          $254


TRANSFER AGENT, FUND ACCOUNTING AGENT AND CUSTODIAN. State Street Bank & Trust Company, through its affiliate Boston Financial Data Services, provides transfer agent and shareholder services for each Portfolio. For such services, State Street is entitled to receive a fee from each Portfolio based on their net asset value, plus out-of-pocket expenses.

State Street, 1 Heritage Drive, North Quincey, Mass. 02171, is also Custodian of the assets of the Portfolios . The Custodian is responsible for the safekeeping of each Portfolio's assets and the appointment of sub-custodian banks and clearing agencies. For such services, State Street is entitled to receive a fee from each Portfolio based on its net asset value, plus out-of-pocket expenses. The Custodian takes no part in determining the investment policies of the Portfolios or in deciding which securities are purchased or sold by the Portfolios. The Portfolios, however, may invest in obligations of the Custodian and may purchase securities from or sell securities to the Custodian.

ALPS serves as fund accounting agent, calculating the NAV and dividends of each Class of each Portfolio and maintaining the portfolio general accounting records. For such services ALPS is entitled to receive a fee from each Portfolio based on its net asset value, plus out-of-pocket expenses.

DISTRIBUTION PLAN. The Trustees of the Trust have adopted a Distribution Plan on behalf of Class III of each Portfolio (each a "Class III Plan") and Class IV of the Growth & Income, Capital Appreciation and Intermediate Bond Portfolios (each a "Class IV Plan") pursuant to Rule 12b-1 (the Rule) under the 1940 Act. The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is intended primarily to result in the sale of shares of the fund except pursuant to a plan adopted by the fund under the Rule. The Trustees have adopted the Plans to allow each class to compensate ADI for incurring distribution expenses. ADI receives a Distribution and Service fee (12b-

1 fee) of up to 0.75% of the average net assets of Class III shares of each Portfolio, up to 1.00% of the average net assets of Class IV shares of the Growth & Income and Capital Appreciation Portfolios, and up to 0.70% of the average net assets of Class IV shares of the Intermediate Bond Portfolio, although the Trustees may limit such fees from time to time for one or more Portfolios (see the current Prospectus for each Portfolio for information concerning such limitations). The Trust or ADI, on behalf of Class III of each Portfolio and Class IV of the Growth & Income, Capital Appreciation, and Intermediate Bond Portfolios, may enter into servicing agreements (Service Agreements) with banks, broker-dealers or other institutions (Agency Institutions).

Each Class III and Class IV Plan provides that ADI may use its fees and other resources to make payments to Agency Institutions for performance of distribution-related services. The Service Agreements further provide for compensation to banks, broker-dealers, and others for their efforts to sell Class III and Class IV shares. The distribution-related services include, but are not limited to, the following: formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; preparation, printing and distribution of sales literature; preparation, printing and distribution of prospectuses of each Portfolio and reports to recipients other than existing shareholders of each Portfolio; obtaining such information, analysis and reports with respect to marketing and promotional activities as ADI may, from time to time, deem advisable; making payments to securities dealers and others engaged in the sales of Class III and Class IV shares; and providing training, marketing and support to such dealers and others with respect to the sale of Class III and Class IV shares. Each Class III and Class IV Plan recognizes ADI may use its fees and other resources to pay expenses associated with the promotion and administration of activities primarily intended to result in the sale of shares.

Each Plan has been approved by the Trustees, including the majority of disinterested Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plans prior to its approval, and have determined that there is a reasonable likelihood that each Plan will benefit each Portfolio and its shareholders. To the extent that the Class III and Class IV Plans give ADI greater flexibility in connection with the distribution of shares of the class, additional sales of shares may result.

The Class III and Class IV Plans could be construed as compensation plans because ADI is paid a fixed fee and is given discretion concerning what expenses are payable under the Plans. ADI may spend more for marketing and distribution than it receives in fees and reimbursements from each Portfolio. However, to the extent fees received exceed expenses, including indirect expenses such as overhead, ADI could be said to have received a profit. For example, if ADI pays $1 for Class III distribution-related expenses and receives $2 under a Class III Plan, the $1 difference could be said to be a profit for ADI. (Because ADI is reimbursed for its out-of-pocket direct promotional expenses, each Plan also could be construed as a reimbursement plan. Until the issue is resolved by the SEC, unreimbursed expenses incurred in one year will not be carried over to a subsequent year). If after payments by ADI for marketing and distribution there are any remaining fees attributable to a Class III or Class IV Plan, these may be used as ADI may elect. Since the amount payable under each Plan will be commingled with ADI's general funds, including the revenues it receives in the conduct of its business, it is possible that certain of ADI's overhead expenses will be paid out of Plan fees and that these expenses may include items such as the costs of leases, depreciation, communications, salaries, training and supplies. Each Portfolio believes that such expenses, if paid, will be paid only indirectly out of the fees being paid under the Plan.

Regarding Class III shares, ADI pays the entire distribution fee (up to 0.75% of average net assets) to First Tennessee Bank as compensation for its initial expense of paying investment dealers a commission upon sales of those shares. After the first 12 months of Growth & Income and Capital Appreciation purchases and 16 months of Bond and Intermediate Bond purchases, ADI pays these distribution fees as compensation to investment dealers. In the case of Class IV shares of the Growth & Income and Capital Appreciation Portfolios, ADI retains 0.25% of the 1.00% distribution fee during the first year. After year one, ADI pays this 0.25% as compensation to investment dealers. In addition, ADI pays First Tennessee Bank 0.75% of the 1.00% distribution fee on Class IV shares of the Growth & Income and Capital Appreciation Portfolios as compensation for its initial expense of paying investment dealers a commission upon sales of those shares. In the case of Class IV shares of the Intermediate Bond Portfolio, ADI retains 0.10% of the 0.70% distribution fee during the first year. After year one, ADI pays this 0.10% as compensation to investment dealers. In addition, ADI pays First Tennessee Bank 0.60% of the 0.70% distribution fee on Class IV shares of the Intermediate Bond Portfolio as compensation for its initial expense of paying investment dealers a commission upon sales of those shares. For the fiscal year ended June 30, 2002, Class III of the Growth & Income, Capital Appreciation, Bond and Intermediate Bond Portfolios paid distribution fees in the amounts of $, $, $ and $, respectively. For the fiscal year ended June 30, 2002, Class IV of the Growth & Income and Capital Appreciation Portfolios paid distribution fees in the amounts of $82,181 and $4,693, respectively.
Class IV of the Intermediate Bond Portfolio was not operational as of June
30, 2002.

SHAREHOLDER SERVICE PLANS. In addition to the Rule 12b-1 Distribution Plans described above, Class II and Class III have adopted Shareholder Services Plans to compensate Agency Institutions for individual shareholder services and account maintenance. These functions include: maintaining account records; answering questions and handling correspondence from shareholders about their accounts; handling the transmission of funds representing the purchase price or redemption proceeds; issuing confirmations for transactions; assisting customers in completing application forms; communicating with the transfer agent; and providing account maintenance and account level support for all transactions. For these services the participating Agency Institutions are paid a service fee at the annual rate of up to .25% of average net assets of Class II and Class III.

For the fiscal year ended June 30, 2002, the Growth & Income, Capital Appreciation, Bond and Intermediate Bond Portfolios paid shareholder servicing fees in the following amounts:


                         GROWTH & INCOME        CAPITAL APPRECIATION              BOND                INTERMEDIATE BOND
                            PORTFOLIO                 PORTFOLIO                 PORTFOLIO                 PORTFOLIO
                            ---------                 ---------                 ---------                 ---------
Class II                        $                        $                         $                          $
Class III                       $                        $                         $                          $


                            DESCRIPTION OF THE TRUST

TRUST ORGANIZATION. Growth & Income Portfolio, Capital Appreciation Portfolio, Bond Portfolio and Intermediate Bond Portfolio are Portfolios of First Funds, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992. The Declaration of Trust permits the Trustees to create additional Portfolios and Classes. There are eight Portfolios of the Trust, three with three Classes and five with four Classes.

The assets of the Trust received for the issue or sale of shares of each Portfolio and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specially allocated to such Portfolio, and constitute the underlying assets of such Portfolio. The underlying assets of each Portfolio are segregated on the books of account, and are to be charged with the liabilities with respect to such Portfolio and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective Portfolios except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which expenses are allocable to a given Portfolio, or which are general or allocable to all of the Portfolios. In the event of the dissolution or liquidation of the Trust, shareholders of a Portfolio are entitled to receive as a class the underlying assets of such Portfolio available for distribution.

SHAREHOLDER AND TRUSTEE LIABILITY. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts's law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees shall include a provision limiting the obligations created thereby to the Trust and its assets. The Declaration of Trust provides for indemnification out of each Portfolio's property of any shareholders held personally liable for the obligations of each Portfolio. The Declaration of Trust also provides that each Portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

As of September 30, 2002, the following shareholders owned 5% or more of the outstanding shares of the indicated Class of the Portfolios.


                                                                           TOTAL                % OF          TOTAL OUTSTANDING
NAME AND ADDRESS                        PORTFOLIO          CLASS       SHARES OWNED           CLASS HELD          IN CLASS
----------------                        ---------          -----       ------------           ----------          --------



                                                                           TOTAL                % OF          TOTAL OUTSTANDING
NAME AND ADDRESS                        PORTFOLIO          CLASS       SHARES OWNED           CLASS HELD          IN CLASS
----------------                        ---------          -----       ------------           ----------          --------



                                                                           TOTAL                % OF          TOTAL OUTSTANDING
NAME AND ADDRESS                        PORTFOLIO          CLASS       SHARES OWNED           CLASS HELD          IN CLASS
----------------                        ---------          -----       ------------           ----------          --------



                                                                           TOTAL                % OF          TOTAL OUTSTANDING
NAME AND ADDRESS                        PORTFOLIO          CLASS       SHARES OWNED           CLASS HELD          IN CLASS
----------------                        ---------          -----       ------------           ----------          --------


VOTING RIGHTS. Each Portfolio's capital consists of shares of beneficial interest. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or a Portfolio may, as set forth in the Declaration of Trust, call meetings of the Trust or a Portfolio for any purpose related to the Trust or Portfolio, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any Portfolio may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Trust or that Portfolio. If not so terminated, the Trust and each Portfolio will continue indefinitely.

CLASSES. Pursuant to the Declaration of Trust, the Trustees have authorized additional Classes of shares for each Portfolio of the Trust. Although the investment objective for each separate Class of a particular Portfolio is the same, fee structures are different such that one Class may have a higher yield than another Class of the same Portfolio at any particular time. Shareholders of the Trust will vote together in the aggregate and not separately by Portfolio, or by Class thereof, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Portfolio or a Class thereof. Pursuant to a vote by the Board of Trustees, the Trust has adopted

Rule 18f-3 under the Act and has issued multiple Classes of shares with respect to each of its Portfolios. Accordingly, the rights, privileges and obligations of each such Class will be determined in accordance with such rule.

INDEPENDENT ACCOUNTANTS. Deloitte & Touche LLP, 555 Seventeenth Street, Suite 3600, Denver, Colo. 80202, serves as the Trust's independent accountant. The independent accountant examines the annual financial statements for the Trust and provides other audit, tax, and related services.

                              FINANCIAL STATEMENTS

Each Portfolio's financial statements and financial highlights for the fiscal year ended June 30, 2002, and the six-month period ended December 31, 2001, are included in the Trust's Annual and Semi-Annual Reports, respectively, which are each a separate report supplied independently of this Statement of Additional Information. Each Portfolio's financial statements and financial highlights are incorporated herein by reference.

The Portfolios' financial statements for the year ended June 30, 2002 were audited by Deloitte & Touche LLP, whose report thereon is included in the Portfolios' annual report.

                                    APPENDIX

DOLLAR-WEIGHTED AVERAGE MATURITY for Bond Portfolio is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities and some asset-backed securities, such as collateralized mortgage obligations, are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by assuming a constant prepayment rate for the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risks, appear somewhat larger than Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through Baa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS:

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated debt issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in highest-rated categories.

The ratings from AA to BBB may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

                                   FIRST FUNDS

                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                        MUNICIPAL MONEY MARKET PORTFOLIO
                             CASH RESERVE PORTFOLIO
           STATEMENT OF ADDITIONAL INFORMATION FOR CLASS I, CLASS II,
                             CLASS III AND CLASS IV
                                OCTOBER 29, 2001


This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the current Prospectus for each Class of First Funds ("Trust"): U.S. Government Money Market Portfolio, Municipal Money Market Portfolio, and Cash Reserve Portfolio dated October ________. Please retain this SAI for future reference. The Portfolios' financial statements and financial highlights, included in the Annual Report for the fiscal year ended June 30, 2002, are incorporated herein by reference. To obtain additional free copies of this SAI, the Annual Report, the Semi-Annual Report, or the Prospectus, please call (800)442-1941 (option 1), or write to 370 17th Street, Suite 3100, Denver Colo. 80202.

TABLE OF CONTENTS                                                      PAGE
INVESTMENT RESTRICTIONS AND LIMITATIONS                                 2
INVESTMENT INSTRUMENTS                                                  4
PORTFOLIO TRANSACTIONS                                                  8
VALUATION OF PORTFOLIO SECURITIES                                       9
PERFORMANCE                                                            10
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                         12
DISTRIBUTIONS AND TAXES                                                12
TRUSTEES AND OFFICERS                                                  13
INVESTMENT ADVISORY AGREEMENTS                                         17
ADMINISTRATION AGREEMENT AND OTHER CONTRACTS                           18
DESCRIPTION OF THE TRUST                                               20
FINANCIAL STATEMENTS                                                   22
APPENDIX                                                              A-1

CO-INVESTMENT ADVISER
First Tennessee Bank National Association ("First Tennessee" or the "Co-Investment Adviser")

INVESTMENT ADVISER
BlackRock Institutional Management Corporation ("BIMC" or the "Investment Adviser")

ADMINISTRATOR AND FUND ACCOUNTANT
ALPS Mutual Funds Services, Inc. ("ALPS" or the "Administrator")

CO-ADMINISTRATOR
First Tennessee Bank National Association ("First Tennessee" or the "Co-Administrator")

DISTRIBUTOR
ALPS Distributors, Inc. ("ADI" or the "Distributor")

TRANSFER AGENT & SHAREHOLDER SERVICING AGENT
Boston Financial Data Services ("Boston Financial" or the "Transfer Agent")

CUSTODIAN
State Street Bank & Trust Company ("State Street" or the "Custodian")

                     INVESTMENT RESTRICTIONS AND LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, borrowings and illiquid securities, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment policies and limitations. With respect to borrowings and illiquid securities, any investment in such securities that exceed the applicable limitations set forth below or limitations imposed by rules adopted by the Securities and Exchange Commission (the "SEC") will be reduced promptly to meet such limitations.

Fundamental policies and investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of that Portfolio. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

  INVESTMENT LIMITATIONS OF THE U.S. GOVERNMENT MONEY MARKET, MUNICIPAL MONEY
                       MARKET AND CASH RESERVE PORTFOLIOS

THE FOLLOWING ARE THE FUNDAMENTAL LIMITATIONS FOR EACH PORTFOLIO SET FORTH IN THEIR ENTIRETY. THE PORTFOLIOS MAY NOT:

(1) with respect to 75% of a Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result of such purchase, (a) more than 5% of a Portfolio's total assets would be invested in the securities of that issuer; or (b) a Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

(2)     issue senior securities, except as permitted under the 1940 Act;

(3) borrow money, except that each Portfolio may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and
        (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of a Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that each Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or with respect to the Municipal Money Market Portfolio, tax-exempt obligations issued or guaranteed by a territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result of such purchase, 25% or more of a Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Cash Reserve Portfolio will invest 25% or more of its total assets in the financial industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9) Each Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single, open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as that Portfolio.

THE FOLLOWING LIMITATIONS OF EACH PORTFOLIO ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) The Portfolios do not currently intend during the coming year to purchase the voting securities of any issuer.

(ii) The Portfolios do not currently intend during the coming year to purchase a security (other than a security insured or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result of such purchase, more than 5% of a Portfolio's total assets would be invested in the securities of a single issuer; provided that each Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.

(iii) The Portfolios do not currently intend during the coming year to purchase securities on margin, except that each Portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

(iv) The Portfolios may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party [reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)]. A Portfolio will not purchase any security while borrowings (excluding reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

(v) The Portfolios do not currently intend during the coming year to purchase any security, if, as a result of such purchase, more than 10% of a Portfolio's net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(vi) The Portfolios do not currently intend during the coming year to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, acquired or traded together with their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

(vii) The Portfolios do not currently intend during the coming year to make loans, but this limitation does not apply to purchases of debt securities, to repurchase agreements or to loans of portfolio securities.

(viii) The Portfolios do not currently intend during the coming year to invest in oil, gas, or other mineral exploration or development programs or leases.

(ix) Each Portfolio does not currently intend during the coming year to invest all of its assets in the securities of a single, open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as that Portfolio.

                             INVESTMENT INSTRUMENTS

First Tennessee serves as Co-Investment Adviser and BIMC serves as Investment Adviser to the Portfolios. BIMC is responsible for day-to-day investment management of the Portfolios, including providing investment research and credit analysis concerning Portfolio investments and conducting a continuous program of investment of Portfolio assets in accordance with the investment policies and objectives of each Portfolio. First Tennessee, among other things, provides investment management evaluations to the Board of Trustees of First Funds (the "Trustees"), monitors the activities of BIMC, including BIMC's Portfolio transactions, and coordinates BIMC's activities with the Portfolio's custodian, transfer agent, administrator, and independent accountants.

ASSET-BACKED SECURITIES. The Cash Reserve Portfolio may include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support.

COMMERCIAL PAPER. The Cash Reserve Portfolio may purchase commercial paper rated at the time of purchase A-1 by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"). The Portfolio may also purchase unrated commercial paper determined to be of comparable quality at the time of purchase by BIMC, pursuant to guidelines approved by the Trustees.

DELAYED-DELIVERY TRANSACTIONS. Each Portfolio may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by each Portfolio to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities on a delayed-delivery basis, each Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because each Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Portfolios' other investments. If each Portfolio remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, each Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When each Portfolio has sold a security on a delayed-delivery basis, each Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, each Portfolio could miss a favorable price or yield opportunity, or could suffer a loss.

Each Portfolio may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

FEDERALLY-TAXABLE OBLIGATIONS. The Municipal Money Market Portfolio does not intend to invest in securities whose interest is federally taxable; however, from time to time, the Portfolio may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax. For example, the Portfolio may invest in obligations whose interest is federally taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities.

Should the Portfolio invest in taxable obligations, it would purchase securities, which in the judgment of BIMC are of high quality. These would include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations of domestic banks, and repurchase agreements. The Portfolio will purchase taxable obligations only if they meet its quality requirements as set forth in the Prospectus.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of the Portfolio's distributions. If such proposals were enacted, the availability of municipal obligations and the value of the Portfolio's holdings would be affected and the Trustees would reevaluate the Portfolio's investment objectives and policies.

The Municipal Money Market Portfolio anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when as a result of maturities of portfolio securities, or sales of Portfolio shares, or in order to meet redemption requests, the Portfolio may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, the Portfolio may be required to sell securities at a loss.

ILLIQUID INVESTMENTS. Illiquid Investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under guidelines established by the Trustees, BIMC, under the supervision of First Tennessee, determines the liquidity of Municipal Money Market Portfolio and Cash Reserve Portfolio's investments and, through reports from BIMC, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Portfolios' investments, BIMC may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolios' rights and obligations relating to the investment). Investments currently considered by Cash Reserve Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and some restricted securities and time deposits determined by BIMC to be illiquid. Investments currently considered by Municipal Money Market Portfolio to be illiquid include some restricted securities and municipal lease obligations determined by BIMC to be illiquid. In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by the Trustees. If through a change in values, net assets or other circumstances, the Portfolios were in a position where more than 10% of their net assets were invested in illiquid securities, the Trustees would seek to take appropriate steps to protect liquidity.

MONEY MARKET OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS, DOMESTIC BRANCHES OF FOREIGN BANKS, AND FOREIGN BRANCHES OF DOMESTIC BANKS. The Cash Reserve Portfolio may purchase bank obligations, such as certificates of deposit, bankers' acceptances, bank notes and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions that have total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of the Portfolio's investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

MUNICIPAL LEASE OBLIGATIONS. The Municipal Money Market Portfolio may invest a portion of its assets in municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, the Portfolio will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Portfolio a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security at an agreed upon price and date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price. This obligation is in effect secured by the underlying security having a value at least equal to the amount of the agreed upon resale price and marked to market daily. Each Portfolio may enter into a repurchase agreement with respect to any security in which it is authorized to invest even though the underlying security matures in more than one year. While it presently does not appear possible to eliminate all risks from the transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to each Portfolio in connection with bankruptcy proceedings), it is the policy of each Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found to present minimal credit risks by BIMC.

RESTRICTED SECURITIES. Restricted Securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, Municipal Money Market Portfolio and Cash Reserve Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Portfolios may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolios might obtain a less favorable price than prevailed when they decided to seek registration of the security. However, in general, the Portfolios anticipate holding restricted securities to maturity or selling them in an exempt transaction.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, each Portfolio will maintain appropriate high-grade liquid assets in a segregated custodial account to cover its obligation under the agreement. Each Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by BIMC. Such transactions may increase fluctuations in the market values of each Portfolio's assets and may be viewed as a form of leverage.

RULE 2a-7. The Money Market Portfolios seek to maintain a stable net asset value per share by limiting Portfolio investments in accordance with the terms of Rule 2a-7 under the 1940 Act which sets forth limitations on the quality, maturity and other investment characteristics of registered investment companies which hold themselves out as money market funds.

SHORT SALES AGAINST THE BOX. A Portfolio may sell securities short when it owns or has the right to obtain securities equivalent in kind or amount to the securities sold short. Short sales could be used to protect the net asset value per share ("NAV") of that Portfolio in anticipation of increased interest rates without sacrificing the current yield of the securities sold short. If a Portfolio enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A Portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box.

STAND-BY COMMITMENTS. Stand-by Commitments are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Municipal Money Market Portfolio may acquire stand-by commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default.

Ordinarily, the Portfolio will not transfer a stand-by commitment to a third party, although it could sell the underlying municipal security to a third party at any time. The Portfolio may purchase stand-by commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Stand-by commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments.

Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. BIMC may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. In evaluating a foreign bank's credit, BIMC will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

Stand-by commitments are subject to certain risks, including the ability of issuers to pay for securities at the time the commitments are exercised; the fact that stand-by commitments are not marketable by the Portfolio; and that the maturities of the underlying securities may be different from those of the commitments.

TENDER OPTION BONDS. Tender Option Bonds are created by coupling an intermediate or long-term, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, Municipal Money Market Portfolio effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, the Portfolio may buy tender option bonds if the agreement gives the Portfolio the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for the Portfolio, BIMC will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS (VRDOs/FRDOs). VRDOs/FRDOs are obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

A demand instrument with a conditional demand feature must have received both a short-term and a long-term high quality rating, or, if unrated, have been determined to be of comparable quality pursuant to procedures adopted by the Trustees. A demand instrument with an unconditional demand feature may be acquired solely in reliance upon a short-term high quality rating or, if unrated, upon a finding of comparable short-term quality pursuant to procedures to be adopted by the Trustees.

Municipal Money Market Portfolio and Cash Reserve Portfolio may invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the Portfolios to tender (or put) their bonds to an institution at periodic intervals and to receive the principal amount thereof. The Portfolios consider variable rate instruments structured in this way (Participating VRDOs) to be essentially equivalent to other VRDOs they purchase. The IRS has not ruled whether the interest on participating VRDOs is tax exempt and accordingly,

Municipal Money Market Portfolio and Cash Reserve Portfolio intend to purchase these instruments based on opinions of BIMC's fund counsel.

Municipal Money Market Portfolio and Cash Reserve Portfolio may invest in variable or floating rate instruments that ultimately mature in more than 397 days, if the Portfolios acquire a right to sell the instruments that meets certain requirements set forth in Rule 2a-7. A variable rate instrument (including instruments subject to a demand feature) that matures in 397 days or less may be deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the date on which principal can be recovered on demand. A variable rate instrument that matures in greater than 397 days but that is subject to a demand feature that is 397 days or less may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that matures in more than 397 days but that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount may be recovered through demand. A floating rate instrument that matures in 397 days or less shall be deemed to have a maturity of one day.

U.S. Government Money Market Portfolio and Cash Reserve Portfolio may invest in variable and floating rate instruments of the U.S. Government, its agencies and instrumentalities, with remaining maturities of 397 days or more provided that they are deemed to have a maturity of less than 397 days as defined in accordance with the rules of the SEC. A variable rate instrument that matures in 397 days or more may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

ZERO COUPON BONDS. Zero Coupon Bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a Portfolio takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

                             PORTFOLIO TRANSACTIONS

BIMC is responsible for decisions to buy and sell securities for each Portfolio, broker-dealer selection, and negotiation of commission rates. Since purchases and sales of portfolio securities by the Portfolios are usually principal transactions, the Portfolios incur little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Portfolios may also purchase securities from underwriters at prices which include a commission paid by the issuer to the underwriter. No brokerage commissions were paid by the Portfolios during the last three fiscal years.

The Portfolios are required to identify securities of the trust's "regular brokers or dealers" that they have acquired during the Portfolios' most recent fiscal year. As of June 30, 2002, the U.S. Government Money Market Portfolio, and the Cash Reserve Portfolio held. The U.S. Government Money Market Portfolio held. The Municipal Money Market Portfolio did not acquire any securities from "regular brokers or dealers" during the fiscal year. The Cash Reserve Portfolio also held.

Each Portfolio does not seek to profit from short-term trading, and will generally (but not always) hold portfolio securities to maturity. Each Portfolio requires that investments mature within 397 days or less, as determined in accordance with the rules of the SEC. The amortized cost method of valuing portfolio securities requires that each Portfolio maintain an average weighted portfolio maturity of 90 days or less. Both policies may result in relatively high portfolio turnover, but since brokerage commissions are not normally paid on money market instruments, the high rate of portfolio turnover is not expected to have a material effect on the Portfolios' net income or expenses.

BIMC's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, the Adviser may, at their discretion, effect transactions with dealers that furnish statistical, research and other information or services which are deemed by the Adviser to be beneficial to the Portfolios' investment program. Certain research services furnished by dealers may be useful to the Adviser with clients other than the Portfolios. Similarly, any research services received by the Adviser through placement of portfolio transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Portfolios. The Adviser is of the opinion that the material received is beneficial in supplementing their research and analysis, and therefore, may benefit the Portfolios by improving the quality of their investment advice. The advisory fee paid by the Portfolios is not reduced because the Adviser receives such services.

The Adviser and its affiliates manage several other investment accounts, some of which may have objectives similar to that of the Portfolios. It is possible that at times, identical securities will be acceptable for one or more of such investment accounts. However, the position of each account in the securities of the same issue may vary and the length of time that each account may choose to hold its investment in the securities of the same issue may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of each Portfolio and one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated in good faith among the Portfolios and such accounts in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. The allocation and combination of simultaneous securities purchases on behalf of each Portfolio will be made in the same way that such purchases are allocated among or combined with those of other such investment accounts. Simultaneous transactions could adversely affect the ability of each Portfolio to obtain or dispose of the full amount of a security, which it seeks to purchase or sell.

Except to the extent permitted by law, portfolio securities will not be purchased from or sold to or through any "affiliated person," as defined in the 1940 Act, of the Adviser.

                        VALUATION OF PORTFOLIO SECURITIES

Each Portfolio values its investments on the basis of amortized cost. This technique involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its value based on current market quotations or appropriate substitutes, which reflect current market conditions. The amortized cost value of an instrument may be higher or lower than the price each Portfolio would receive if it sold the instrument. Valuing each Portfolio's instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7 under the 1940 Act. Each Portfolio must adhere to certain conditions under Rule 2a-7.

The Trustees and First Tennessee oversee BIMC's adherence to the SEC's rules concerning money market funds, and the Trustees have established procedures designed to stabilize each Portfolio's NAV at $1.00. At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Trustees believe that a deviation from each Portfolio's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

During periods of declining interest rates, yields based on amortized cost may be higher than yields based on market valuations. Under these circumstances, a shareholder would be able to obtain a somewhat higher yield than would result if a Portfolio utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

                                   PERFORMANCE

From time to time, each Class of each Portfolio may quote the CURRENT YIELD and EFFECTIVE YIELD for each Class in advertisements or in reports or other communications with shareholders. Both yield figures are based on historical earnings and are not intended to indicate future performance. The net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. This income is then annualized; that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. In addition to the current yield, yields may be quoted in advertisements based on any historical seven-day period.

Yield information may be useful in reviewing performance and for providing a basis for comparison with other investment alternatives. Yields will fluctuate, unlike investments, which pay a fixed yield for a stated period of time. Investors should give consideration to the quality and maturity of portfolio securities of the respective investment companies when comparing investments.

Investors should recognize that in periods of declining interest rates, yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the holdings, thereby reducing the current yield. In periods of rising interest rates, the opposite can be expected to occur. The 7-day yields as of June 30, 2002, were as follows (yields are not included for Class IV of the Cash Reserve Portfolio as that Class was not operational as of June 30,
2002):

                                                  CLASS I      CLASS III     CLASS IV

U.S. Government Money Market
Municipal Money Market
Cash Reserve

The Municipal Money Market Portfolio also may quote the tax-equivalent yield for each class, which shows the taxable yield an investor would have to earn, before taxes, to equal the tax-free yield. The tax-equivalent yield is the current yield that would have to be earned, in the investor's tax bracket, to match the tax-free yields shown below after taking federal income taxes into account. Tax-equivalent yields are calculated by dividing current yield by the result of one minus a stated federal or combined federal and state tax rate. It gives the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of tax-exempt obligations yielding from 2.0% to 4.0%. Of course, no assurance can be given that each class will achieve any specific tax-exempt yield. While the Portfolio invests principally in municipal obligations whose interest is not includable in gross income for purposes of calculating federal income tax, other income received by the Portfolio may be taxable.

The following table shows the effect of a shareholder's tax status on effective yield under the federal income tax laws for 2001:

                    2001 TAX RATES AND TAX-EQUIVALENT YIELDS

                  TAXABLE                                 FEDERAL
                  INCOME *                                  TAX            IF INDIVIDUAL TAX-EXEMPT YIELD IS:
                                                          BRACKET          2.00%         3.00%          4.00%
SINGLE RETURN                  JOINT RETURN                                THEN TAXABLE EQUIVALENT YIELD IS:
$           $                  15.0%    2.35%         3.53%       4.71%
$           $                  28.0%    2.78%         4.17%       5.56%
$           $                  31.0%    2.90%         4.35%       5.80%
$           $                  36.0%    3.13%         4.69%       6.25%
$           $ 39.6%            3.31%    4.97%         6.62%

        * Taxable income (gross income after all exemptions, adjustments, and deductions) based on 2001 tax rates.
        ** Excludes the impact of the phase out of personal exemptions, limitation on itemized deductions, and other credits, exclusions, and adjustments which may raise a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.

Because the fees for Class II and Class III are higher than the fees for Class I, yields and returns for those classes will be lower than for Class I.

The Portfolio may invest a portion of its assets in obligations that are subject to federal income tax. When the Portfolio invests in these obligations, its tax-equivalent yield will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% federally and state tax-free.

Each Portfolio may compare the performance of each of its Classes or the performance of securities in which it or each of its Classes may invest to other mutual funds, especially to those with similar investment objectives. These comparisons may be based on data published by imoneynet.com of Ashland, Mass., or by Lipper, an independent service located in Summit, NJ that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, each Portfolio's performance may be compared to mutual fund performance indices prepared by Lipper. The MONEY FUND AVERAGES' (Government and Tax-Free), which is reported in the MONEY FUND REPORT, covers money market funds.

From time to time each Portfolio's performance may also be compared to other mutual funds tracked by financial or business publications or periodicals. For example, the Portfolios may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance.

Each Portfolio may compare its performance to the yields or averages of other money market securities as reported by the Federal Reserve Bulletin, by TeleRate, a financial information network, or by Salomon Brothers Inc., a broker-dealer firm; and other fixed-income investments such as certificates of deposit ("CDs"). The principal value and interest rate of CDs and money market securities are fixed at the time of purchase whereas yields will fluctuate. Unlike some CDs and certain other money market securities, money market mutual funds, and each Portfolio in particular, are not insured by the Federal Deposit Insurance Corporation ("FDIC"). Investors should give consideration to the quality and maturity of the Portfolio securities of the respective investment companies when comparing investment alternatives. Each Portfolio may also quote mutual fund rating services in its advertising materials, including data from a mutual fund rating service which rates mutual funds on the basis of risk adjusted performance. Each Portfolio may reference the growth and variety of money market mutual funds and First Tennessee's or BIMC's skill and participation in the industry.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The following holiday closings have been scheduled: Thanksgiving Day, Christmas Day, New Year's Day, Dr. Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day and Labor Day. Although the same holiday schedule is expected to be observed in the future, the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of New York ("New York Federal Reserve") may modify their holiday schedules at any time.

If the Trustees determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each Portfolio's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, each Portfolio is required to give shareholders at least 60 days' notice prior to terminating or modifying each Portfolio's exchange privilege. Under Rule 11a-3, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange, or (ii) under extraordinary circumstances, a Portfolio temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies. This exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor Regulations.

                             DISTRIBUTIONS AND TAXES

DIVIDENDS. Dividends will not normally qualify for the dividends-received deduction available to corporations, since the Portfolios' income is primarily derived from interest income and short-term capital gains. Depending upon state law, a portion of each Portfolio's dividends attributable to interest income derived from U.S. government securities may be exempt from state and local taxation. The Portfolios will provide information on the portion of each Portfolio's dividends, if any, that qualifies for this exemption.

Dividends derived from the Municipal Money Market Portfolio's tax-exempt income are not subject to federal income tax, but must be reported to the IRS by shareholders. Exempt-interest dividends are included in income for purposes of computing the portion of social security and railroad retirement benefits that may be subject to federal tax. If the Portfolio earns taxable income or capital gains from its investments, these amounts will be designated as taxable distributions. Dividends derived from taxable investment income and short-term capital gains are taxable as ordinary income. The Municipal Money Market Portfolio will send a tax statement showing the amount of tax-exempt distributions for the past calendar year, and will send an IRS Form 1099-DIV by Jan. 31 if the Portfolio makes any taxable distributions.

Each Portfolio's distributions are taxable when they are paid whether taken in cash or reinvested in additional shares, except that distributions declared in December and paid in January are taxable as if paid on Dec. 31. Each Portfolio will send an IRS Form 1099-DIV by Jan. 31.

CAPITAL GAIN DISTRIBUTIONS. Each Portfolio may distribute short-term capital gains once a year or more often as necessary to maintain their NAVs at $1.00 per share or to comply with distribution requirements under federal tax law. Each Portfolio does not anticipate earning long-term capital gains on securities held.

TAX STATUS OF THE TRUST. Each Portfolio has qualified and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRC"), so that each Portfolio will not be liable for federal income or excise taxes on net investment income or capital gains to the extent that these are distributed to shareholders in accordance with applicable provisions of the IRC. The Portfolios also intend to comply with other federal tax rules applicable to regulated investment companies. The Portfolios' principal place of business is located in Denver, Colo. The Portfolios intend to comply with Colorado tax rules applicable to registered investment companies.

STATE AND LOCAL TAX ISSUES. For mutual funds organized as business trusts, state law provides for a pass-through of the state and local income tax exemption afforded to direct owners of U.S. government securities. Some states limit this pass-through to mutual funds that invest a certain amount in U.S. government securities, and some types of securities, such as repurchase agreements and some agency backed securities, may not qualify for this pass-through benefit. The tax treatment of dividend distributions from the U.S. Government Money Market Portfolio will be the same as if a shareholder directly owned a proportionate share of the U.S. government securities in the Portfolio. Because the income earned on most U.S. government securities in which the Portfolios invest is exempt from the state and local income taxes, the portion of dividends from the Portfolios attributable to these securities will also be exempt from income taxes. The exemption from state and local income taxation does not preclude states from assessing other taxes on the ownership of U.S. government securities.

OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on distributions received from each Portfolio. Investors should consult their tax advisors to determine whether each Portfolio is suitable to their particular tax situation.

Federal income tax will be withheld at a 20% rate on any eligible rollover distributions that are not transferred directly to another qualified plan or IRA. Actual income tax may be higher or lower and will be due when tax forms for the year are filed. Taxes will not be withheld in cases of direct rollover into an IRA or another qualified plan.

                              TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust are listed below. Each Trustee or officer that is an "interested person" (as defined in the 1940 Act) by virtue of his affiliation with First Tennessee or ALPS, is indicated by an asterisk (*).

                        INDEPENDENT TRUSTEES AND OFFICERS

                                    POSITION(S)     TERM OF OFFICE                                   NUMBER OF PORTFOLIOS IN
                                      HELD          AND LENGTH OF    PRINCIPAL OCCUPATION            FUND COMPLEX OVERSEEN BY
NAME, ADDRESS & AGE                 WITH TRUST        TIME SERVED    DURING PAST 5 YEARS                    TRUSTEE
JOHN A. DECELL, age 65,             Trustee                         Mr. DeCell is the
5178 Wheelis Dr., Suite 2                                           proprietor of DeCell &
Memphis, Tenn.                                                      Company (real estate and
                                                                    business consulting), and
                                                                    President of Capital
                                                                    Advisers, Inc. (real
                                                                    estate consulting and
                                                                    asset management).

L. R. JALENAK, JR., age 71,         Trustee                         Mr. Jalenak was Chairman
530 Oak Court Drive, Suite 250                                      of the Board (1990 -1993
Memphis, Tenn.                                                      (retired)), Cleo Inc.
                                                                    (manufacturer of
                                                                    gift-related products), a
                                                                    Gibson Greetings Company.
                                                                    Mr. Jalenak is also a
                                                                    Director of Perrigo
                                                                    Company (1988 - present),
                                                                    Lufkin Industries (1990 -
                                                                    present), Dyersburg
                                                                    Corporation (1990 -
                                                                    present), was President
                                                                    and CEO (until 1990) of
                                                                    Cleo Inc., and was a
                                                                    Director of Gibson
                                                                    Greetings, Inc. from 1983
                                                                    to 1991.

LARRY W. PAPASAN, age 60,           Trustee                         Mr. Papasan is Chariman
5114 Winton Place                                                   of Smith & Nephew, Inc.
Memphis, Tenn.                                                      (orthopedic division).
                                                                    Mr. Papasan is a former
                                                                    Director of First
                                                                    American National Bank of
                                                                    Memphis and The West
                                                                    Tennessee Board of First
                                                                    American National Bank
                                                                    (1988 - 1991) and was
                                                                    President of Memphis
                                                                    Light Gas and Water
                                                                    Division of the City of
                                                                    Memphis (1984 - 1991).
                                                                    Mr. Papasan is also a
                                                                    member of the Board of
                                                                    the Plough Foundation, a
                                                                    non-profit trust.

RICHARD C. RANTZOW, age 63,         Chairman and                    Mr. Rantzow was Vice
5790 Shelby Avenue                  Trustee                         President/Director, Ron
Memphis, Tenn.                                                      Miller Associates, Inc.
                                                                    (manufacturer). Mr.
                                                                    Rantzow was Managing
                                                                    Partner (until 1990) of
                                                                    the Memphis office of
                                                                    Ernst & Young.

                        INDEPENDENT TRUSTEES AND OFFICERS

                                    POSITION(S)     TERM OF OFFICE                                   NUMBER OF PORTFOLIOS IN
                                      HELD          AND LENGTH OF    PRINCIPAL OCCUPATION            FUND COMPLEX OVERSEEN BY
NAME, ADDRESS & AGE                 WITH TRUST        TIME SERVED    DURING PAST 5 YEARS                    TRUSTEE

*GEORGE P. LEWIS, age 63,           Trustee                         Mr. Lewis is currently a
7133 Bell Manor Cove                                                director of Methodist
Germantown, Tenn.                                                   Home Care and Methodist
                                                                    Extended Care Hospital, a
                                                                    non-profit health care
                                                                    company. From 1976 until
                                                                    October 1999, Mr. Lewis
                                                                    was Executive Vice
                                                                    President and Manager of
                                                                    Money Management Group of
                                                                    First Tennessee Bank.
                                                                    During that time he was
                                                                    also a director of
                                                                    certain First Tennessee
                                                                    affiliates including
                                                                    Hickory Venture Capital
                                                                    Corporation, a venture
                                                                    capital company, and
                                                                    First Tennessee
                                                                    Brokerage, a
                                                                    broker/dealer. He was
                                                                    also a director for
                                                                    Martin & Company and
                                                                    Highland Capital
                                                                    Management Corp., both
                                                                    investment advisers and
                                                                    affiliates of First
                                                                    Tennessee. Because of his
                                                                    affiliation with First
                                                                    Tennessee, Mr. Lewis is
                                                                    considered an
                                                                    "Interested" Trustee of
                                                                    First Funds Trust.

*JEREMY O. MAY, age 31,             Treasurer                       Mr. May has been a Vice
370 17th Street, Suite 3100                                         President of ALPS
Denver, Colo.                                                       Distributors, Inc., since
                                                                    October 1997, and is
                                                                    Director of Mutual Funds
                                                                    Operations at ALPS Mutual
                                                                    Funds Services, Inc. Mr.
                                                                    May joined ALPS in 1995
                                                                    as a Controller. Prior to
                                                                    joining ALPS, Mr. May was
                                                                    an auditor with Deloitte
                                                                    & Touche LLP in their
                                                                    Denver office.

*TRACI A. THELEN, age 29,           Secretary                       Ms. Thelen is the General
370 17th Street, Suite 3100                                         Counsel of ALPS
Denver, Colo.                                                       Distributors, Inc., the
                                                                    Distributor, and ALPS
                                                                    Mutual Funds Services,
                                                                    Inc., the Administrator.
                                                                    Ms. Thelen joined ALPS
                                                                    Distributors, Inc. and
                                                                    ALPS Mutual Funds
                                                                    Services, Inc. in October
                                                                    1999 as Associate
                                                                    Counsel. Prior to that,
                                                                    Ms. Thelen did contract
                                                                    work for various law
                                                                    firms in Boulder,
                                                                    Colorado.

The Trustees each receive from the Trust an annual fee of $9,000 with the exception of the Chairman of the Board, Mr. Rantzow, who receives $11,000 annually. Each Trustee also receives an additional fee in the amount of $2,250 for attending each regularly scheduled quarterly meeting of the Trustees and $500 for each unscheduled meeting. The Trustees were compensated as follows for their services provided during the Trust's fiscal year ended June 30, 2002:

                                                                 PENSION OR                                   AGGREGATE
                                                                 RETIREMENT            ESTIMATED            COMPENSATION
                                          AGGREGATE               BENEFITS               ANNUAL            FROM THE TRUST
                                        COMPENSATION             ACCRUED AS             BENEFITS              AND FUND
                                          FROM THE              PART OF FUND              UPON              COMPLEX PAID
                                            TRUST                 EXPENSES             RETIREMENT            TO TRUSTEES
Thomas M. Batchelor
Trustee                                    $                         $0                    $0                  $

John A. DeCell
Trustee                                    $                         $0                    $0                  $

L. R. Jalenak, Jr.
Trustee                                    $                         $0                    $0                  $

George P. Lewis
Trustee                                    $                         $0                    $0                  $

Larry W. Papsan,
Trustee                                    $                         $0                    $0                  $

Richard C. Rantzow
Trustee                                    $                         $0                    $0                  $

As of September 30, 2002, the officers and Trustees of the Trust owned less than 1% of the outstanding shares of any Portfolio.

For the year ended December 31, 2001, the "Interested" Trustee's beneficial ownership in the Portfolio and the Portfolio complex are as follows:

INTERESTED TRUSTEES      EQUITY OWNERSHIP IN THE PORTFOLIO                                EQUITY OWNERSHIP WITH PORTFOLIO
                                                                                          COMPLEX
                         U.S. TREASURY    U.S. GOVERNMENT     MUNICIPAL     CASH RESERVE
George P. Lewis                                                                $                        $

For the year ended December 31, 2001, the "Independent" Trustees' beneficial ownership in the Portfolio and the Portfolio complex are as follows:

INTERESTED TRUSTEES      EQUITY OWNERSHIP IN THE PORTFOLIO                                EQUITY OWNERSHIP WITH PORTFOLIO
                                                                                          COMPLEX
                         U.S. TREASURY    U.S. GOVERNMENT     MUNICIPAL     CASH RESERVE
John A. DeCell
L.R. Jalenak, Jr.
Larry Papasan
Richard C. Rantzow

                         INVESTMENT ADVISORY AGREEMENTS

Each Portfolio employs BIMC as Investment Adviser to furnish investment advisory and other services to the Portfolio. Additionally, each portfolio employs First Tennessee as Co-Investment Adviser. At a special meeting on June 1, 2001, shareholders of each of the Portfolios approved an Investment Advisory and Management Agreement between the Trust and First Tennessee, as co-adviser to the Portfolios, and a new Investment Advisory and Management Agreement between the Trust and BIMC, as investment adviser to the Portfolios. These Agreements became effective July 2, 2001. BIMC, formerly known as PNC Institutional Management Corporation, Wilmington, Dela., acts as Investment Adviser and, subject to the direction of the Trustees directs the investments of each Portfolio in accordance with its investment objective, policies and limitations.

In addition to BIMC and First Tennessee's fees and the fees payable to the Transfer Agent, Pricing and Accounting Agent, and to the Administrator, each Portfolio pays for all its expenses, without limitation, that are not assumed by these parties. Each Portfolio pays for typesetting, printing and mailing of proxy material to existing shareholders, legal expenses, and the fees of the custodian, auditor and Trustees. Other expenses paid by each Portfolio include: interest, taxes, brokerage commissions, each Portfolio's proportionate share of insurance premiums and Investment Company Institute dues, and costs of registering shares under federal and state securities laws. Each Portfolio also is liable for such nonrecurring expenses as may arise, including costs of litigation to which each Portfolio is a party, and its obligation under the Declaration of Trust to indemnify its officers and Trustees with respect to such litigation.

Each Portfolio is obligated to pay First Tennessee a monthly management fee at the annual rate of 0.05% of its average net assets for the investment advisory services First Tennessee provides. First Tennessee has contractually agreed to waive all or a portion of the fee that it is entitled to receive under the Investment Advisory and Management Agreement to the extent necessary for Class I of the Municipal Money Market, Cash Reserve Money Market, and the U.S. Government Money Market Portfolios to maintain a total expense ratio of no more than 0.30%, 0.30%, and 0.25%, respectively, of average net assets.

As compensation for the investment advisory services BIMC provides, it is entitled to receive .08% of aggregate average monthly net assets of each Portfolio up to $500 million, .06% of the next $500 million, and .05% on amounts greater than $1 billion.

The following table summarizes the management fees paid to First Tennessee by the Portfolios and any management fee waivers for the last three fiscal years:

                                  YEAR ENDED                           YEAR ENDED                          YEAR ENDED
                                JUNE 30, 2002                        JUNE 30, 2001                       JUNE 30, 2000
                        MANAGEMENT FEES    WAIVER OF FEES    MANAGEMENT FEES    WAIVER OF FEES    MANAGEMENT FEES    WAIVER OF FEES
U.S. Government                   $               $            $260,279        $156,167             $245,996        $147,597
Municipal                         $               $            $173,033        $103,820             $135,514        $ 81,308
Cash Reserve                      $               $            $512,456        $307,474             $283,279        $169,968

The Trustees take into consideration various factors in evaluating the renewal of an existing investment advisory agreement. The Trustees request and assess comprehensive information about the investment adviser's services, including a complete description of the nature, extent, and quality of the services which are provided to the Portfolios under the advisory agreement, a report on the Portfolios' compliance with applicable investment objectives, policies, and restrictions, and applicable requirements of the Internal Revenue Code, a report containing relevant performance data for the Portfolios, and comparisons of that performance data to the performance of a representative sample of comparable funds and to the performance of recognized indices. The Trustees also receive, from the adviser, recent financial statements, including a balance sheet and income statement, in order to assess the adviser's financial condition.

After considering the nature and quality of the services to be provided by the adviser, the Trustees next evaluate the reasonableness of the compensation to be paid by the Portfolios to the adviser. Additionally, the Trustees consider the reasonableness of the adviser's potential profit, if any, projected from the fees under the advisory agreement. In analyzing the adviser's projected profitability, the Trustees consider the anticipated costs incurred by the adviser in providing such services. Moreover, when examining the adviser's projected profitability, the Trustees also determine whether the adviser, or any of its affiliates, would receive any quantifiable "fall-out" or collateral benefits as a result of the adviser providing services to the Portfolios. Collateral benefits are direct or indirect revenues or other benefits that the adviser or any of its affiliates receive that are attributable in some way to the existence of the Portfolios.

                  ADMINISTRATION AGREEMENT AND OTHER CONTRACTS

ADMINISTRATOR. ALPS is the Administrator to each Portfolio under an Administration Agreement with respect to each Portfolio. As the Administrator, ALPS assists in each Portfolio's administration and operation, including, but not limited to, providing office space and various legal and accounting services in connection with the regulatory requirements applicable to each Portfolio. ALPS is entitled to receive from each Portfolio a monthly fee at the annual rate of .05% of average net assets.

The following table summarizes the administration fees paid to ALPS by the Portfolios and any administration fee waivers for the last three fiscal years:

                                  YEAR ENDED                           YEAR ENDED                           YEAR ENDED
                                JUNE 30, 2002                        JUNE 30, 2001                       JUNE 30, 2000
                      ADMINISTRATION FEES  WAIVER OF FEES  ADMINISTRATION FEES  WAIVER OF FEES  ADMINISTRATION FEES  WAIVER OF FEES
U.S. Government                    $                    $        $78,083                   $0         $73,798                   $0
Municipal                          $                    $        $51,910                   $0         $40,655                   $0
Cash Reserve                       $                    $       $153,737                   $0         $84,960                   $0

CO-ADMINISTRATOR. First Tennessee, serves as the Co-Administrator for each Portfolio. As the Co-Administrator, First Tennessee assists in each Portfolio's operation, including, but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to receive from each Portfolio a monthly fee at the annual rate of .05% of average net assets. First Tennessee has contractually agreed to waive its co-administration fee to the extent necessary for Class I of the U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios to maintain a total expense ratio of no more than 0.25%, 0.30%, and 0.30%, respectively, of their respective average net assets.

The following table summarizes the co-administration fees paid to First Tennessee by the Portfolios and any co-administration fee waivers for the last three fiscal years:

                                  YEAR ENDED                           YEAR ENDED                           YEAR ENDED
                                JUNE 30, 2002                        JUNE 30, 2001                       JUNE 30, 2000
                      CO-ADMINISTRATION                    CO-ADMINISTRATION                    CO-ADMINISTRATION
                             FEES          WAIVER OF FEES         FEES          WAIVER OF FEES         FEES          WAIVER OF FEES
U.S. Government             $                  $                  $ 52,039          $26,011         $49,198              $24,598
Municipal                   $                  $                  $ 34,605          $17,302         $27,105              $13,554
Cash Reserve                $                  $                  $102,859          $51,614         $56,819              $28,499

DISTRIBUTOR. ADI is the distributor to each Portfolio under a General Distribution Agreement with respect to each Portfolio. ADI is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. As the Distributor, ADI sells shares of Class I as agent on behalf of the Trust at no additional cost to the Trust. Class II, III and IV are obligated to pay ADI a monthly fee at an annual rate of up to .25% and .45% of average net assets, respectively, all or a portion of which may be paid out to broker-dealers or others involved in the distribution of Class II, Class III or Class IV shares. See "Distribution Plans" below. First Tennessee and its affiliates neither participate in nor are responsible for the underwriting of Portfolio shares. Consistent with applicable law, affiliated brokers of First Tennessee may receive commissions or asset-based fees.

TRANSFER AGENT, FUND ACCOUNTING AND CUSTODIAN. State Street, through its affiliate Boston Financial, provides transfer agent and shareholder services for each Portfolio. For such services, State Street is entitled to receive a fee from each Portfolio based on their net asset value.

State Street, 1 Heritage Drive, North Quincy, Mass. 02171, is also Custodian of the assets of the Portfolios and calculates the NAV and dividends of each Class of each Portfolio and maintains the portfolio general accounting records. The Custodian is responsible for the safekeeping of each Portfolio's assets and the appointment of sub-custodian banks and clearing agencies. For such services, State Street is entitled to receive a fee from each Portfolio based on its net asset value, plus certain minimum monthly accounting fees. The Custodian takes no part in determining the investment policies of the Portfolios or in deciding which securities are purchased or sold by the Portfolios. The Portfolios, however, may invest in obligations of the Custodian and may purchase securities from or sell securities to the Custodian.

DISTRIBUTION PLANS. The Trustees of the Trust have adopted a Distribution Plan on behalf of Class III of each Portfolio and Class IV of the U.S. Treasury Money Market Portfolio (collectively the "Distribution Plans") pursuant to Rule 12b-1 (the "Rule") under the 1940 Act. The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is intended primarily to result in the sale of shares of the fund except pursuant to a plan adopted by the fund under the Rule. The Trustees have adopted the Distribution Plans to allow Class III of each Portfolio and Class IV of the Cash Reserve Portfolio and ADI to incur distribution expenses. The Distribution Plans provide for payment of a distribution fee (12b-1 fee) of up to 0.45% of the average net assets of Class III of each Portfolio and 1.00% of the average net assets of Class IV of the Cash Reserve Portfolio. The Trustees have limited the fees payable by Class III of each Portfolio to .25% of each Class III's average net assets. The Trust or ADI, on behalf of Class III of each Portfolio and Class IV of the Cash Reserve Portfolio, may enter into servicing agreements ("Service Agreements") with banks, broker-dealers or other institutions ("Agency Institutions"). The Distribution Plans provide that ADI may use its fees and other resources to make payments to Agency Institutions for performance of distribution-related services, including those enumerated above. The Service Agreements further provide for compensation to broker-dealers for their efforts to sell Class III and Class IV shares. The distribution-related services include, but are not limited to, the following: formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; preparation, printing and distribution of sales literature; preparation, printing and distribution of prospectuses of each Portfolio and reports to recipients other than existing shareholders of each Portfolio; obtaining such information, analyses and reports with respect to marketing and promotional activities as ADI may from time to time, deem advisable; making payments to securities dealers and others engaged in the sales of Class III and Class IV shares; and providing training, marketing and support to such dealers and others with respect to the sale of Class III and Class IV shares. The Distribution Plans recognize ADI may use its fees and other resources to pay expenses associated with the promotion and administration of activities primarily intended to result in the sale of shares.

The Distribution Plans have been approved by the Trustees, including the majority of disinterested Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plans prior to its approval, and have determined that there is a reasonable likelihood that each Distribution Plan will benefit each Portfolio and its shareholders. To the extent that the Distribution Plans give ADI greater flexibility in connection with the distribution of shares of the class, additional sales of shares may result.

The Distribution Plans could be construed as compensation plans because ADI is paid a fixed fee and is given discretion concerning what expenses are payable under the Distribution Plans. ADI may spend more for marketing and distribution than it receives in fees and reimbursements from each Portfolio. However, to the extent fees received exceed expenses, including indirect expenses such as overhead, ADI could be said to have received a profit. For example, if ADI pays $1 for distribution-related expenses and receives $2 under a Distribution Plan, the $1 difference could be said to be a profit for ADI. Because ADI is reimbursed for its out-of-pocket direct promotional expenses, a Distribution Plan also could be construed as a reimbursement plan. Until the issue is resolved by the SEC, unreimbursed expenses incurred in one year will not be carried over to a subsequent year. If after payments by ADI for marketing and distribution there are any remaining fees attributable to a Distribution Plan, these may be used as ADI may elect. Since the amount payable under the Distribution Plans will be commingled with ADI's general funds, including the revenues it receives in the conduct of its business, it is possible that certain of ADI's overhead expenses will be paid out of Plan fees and that these expenses may include items such as the costs of leases, depreciation, communications, salaries, training and supplies. Each Portfolio believes that such expenses, if paid, will be paid only indirectly out of the fees being paid under the Plan.

Regarding Class IV shares, ADI retains 0.25% of the 1.00% distribution fee during the first year. After year one, ADI pays this 0.25% as compensation to investment dealers. In addition, ADI pays First Tennessee Bank 0.75% at the 1.00% distribution fee on Class IV shares as compensation for its initial expense of paying investment dealers a commission upon sales of those shares.

For fiscal year ended June 30, 2002, Class III of the U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios paid distribution fees in the amounts of $4,596, $31,405, $27,938 and $419,436, respectively. Class IV of the Cash Reserve Portfolio was not operational as of June 30, 2002. All of these fees were paid as compensation to dealers.

SHAREHOLDER SERVICES PLANS. In addition to the Rule 12b-1 Distribution Plans described above, Class II of each Portfolio have adopted Shareholder Services Plans to compensate Agency Institutions for individual shareholder services and account maintenance. These functions include: maintaining account records for each shareholder; answering questions and handling correspondence from shareholders about their accounts; handling the transmission of funds representing the purchase price or redemption proceeds; issuing confirmations for transactions; assisting customers in completing application forms; communicating with the transfer agent; and providing account maintenance and account level support for all transactions. For these services the participating Agency Institutions are paid a service fee at the annual rate of up to .25% of average net assets of Class II of each Portfolio.

                            DESCRIPTION OF THE TRUST

TRUST ORGANIZATION. The U.S. Government Money Market Portfolio, Municipal Money Market Portfolio, and Cash Reserve Portfolio are portfolios of First Funds, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992. The Declaration of Trust permits the Trustees to create additional portfolios and classes. There are eight portfolios of the Trust, each with multiple Classes.

The assets of the Trust received for the issue or sale of shares of each Portfolio and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specially allocated to such Portfolio, and constitute the underlying assets of such Portfolio. The underlying assets of each Portfolio are segregated on the books of account, and are to be charged with the liabilities with respect to such Portfolio and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective Portfolios except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which expenses are allocable to a given Portfolio, or which are general or allocable to all of the Portfolios. In the event of the dissolution or liquidation of the Trust, shareholders of a Portfolio are entitled to receive as a class the underlying assets of such Portfolio available for distribution.

SHAREHOLDER AND TRUSTEE LIABILITY. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts's law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees shall include a provision limiting the obligations created thereby to the Trust and its assets. The Declaration of Trust provides for indemnification out of each Portfolio's property of any shareholders held personally liable for the obligations of each Portfolio. The Declaration of Trust also provides that each Portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

As of September 30, 2002, the following shareholders owned 5% or more of the outstanding shares of the indicated Class of the Portfolios:

                                                             TOTAL              % OF         TOTAL OUTSTANDING
NAME AND ADDRESS             PORTFOLIO        CLASS      SHARES OWNED         CLASS HELD         IN CLASS
----------------             ---------        -----      ------------         ----------         --------

VOTING RIGHTS. Each Portfolio's capital consists of shares of beneficial interest. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or a Portfolio may, as set forth in the Declaration of Trust, call meetings of the Trust or a Portfolio for any purpose related to the Trust or Portfolio, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any Portfolio may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Trust or that Portfolio. If not so terminated, the Trust and each Portfolio will continue indefinitely.

CLASSES. Pursuant to the Declaration of Trust, the Trustees have authorized additional Classes of shares for each Portfolio of the Trust. Although the investment objective for each separate Class of a particular Portfolio is the same, fee structures are different such that one Class may have a higher yield than another Class of the same Portfolio at any particular time. Shareholders of the Trust will vote together in the aggregate and not separately by Portfolio, or by Class thereof, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Portfolio or a Class thereof. Pursuant to a vote by the Board of Trustees, the Trust has adopted Rule 18f-3 under the Act and has issued multiple Classes of shares with respect to each of its Portfolios. Accordingly, the rights, privileges and obligations of each such Class will be determined in accordance with such rule.

INDEPENDENT ACCOUNTANTS. Deloitte & Touche LLP, 555 Seventeenth Street, Suite 3600, Denver, Colo. 80202, serves as the Trust's independent accountant. The independent accountant examines the annual financial statements for the Trust and provides other audit, tax, and related services.

                              FINANCIAL STATEMENTS

The Portfolios' financial statements and financial highlights for the fiscal year ended June 30, 2002, and the six-month period ended December 31, 2001, are included in the Trust's Annual and Semi-Annual Reports, which are separate reports supplied independent of this Statement of Additional Information. The Portfolios' financial statements and financial highlights are incorporated herein by reference.

The Portfolios' financial statements for the year ended June 30, 2002, were audited by Deloitte & Touche LLP, whose report thereon is included in the Portfolios' annual report.

                                    APPENDIX

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S COMMERCIAL PAPER RATINGS:

Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-    Leading market positions in well-established industries.
-    High rates of return on funds employed.
- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
- Broad margins in earning coverage of fixed financial charges and with high internal cash generation.
- Well established access to a range of financial markets and assured sources of alternate liquidity.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S COMMERCIAL PAPER RATINGS:

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

                            PART C. OTHER INFORMATION

ITEM 23.           EXHIBITS
--------------------------------------------------------------------------------------------------------------------
EXHIBIT
NUMBER             DESCRIPTION
--------------------------------------------------------------------------------------------------------------------
(a)                (1)              Declaration of Trust dated as of March 6, 1992.(1)

                   (2)              Supplement to the Declaration of Trust effective April 24, 1992.(1)

                   (3)              Amended and Restated Declaration of Trust dated as of September 4, 1992.(1)

                   (4)              Supplement to the Declaration of Trust effective August 1, 1993.(1)

(b)                (1)              Bylaws of the Trust.(1)

                   (2)              Amendment to the Bylaws dated November 17, 1992.(1)

(c)                                 Not Applicable.

(d)                (1)              Amended and Restated Investment Advisory and Management Agreement between First
                                    Funds on behalf of its Tennessee Tax-Free Portfolio and First Tennessee Bank
                                    National Association dated October 25, 1995.(6)

                   (2)              Sub-Advisory Agreement between First Tennessee Bank National Association and
                                    Martin & Company, Inc. with respect to the Tennessee Tax-Free Portfolio dated
                                    March 2, 1998.(1)

                   (3)              Amended and Restated Investment Advisory and Management Agreement between First
                                    Funds on behalf of Capital Appreciation Portfolio and First Tennessee Bank
                                    National Association dated June 1, 2000.(5)

                   (4)              Investment Advisory and Management Agreement between First Funds on behalf of the Capital Appreciation Portfolio and Delaware Management Company dated
                                    June 1, 2000.(5)

                   (5)              Investment Advisory and Management Agreement between First Funds on behalf of its Intermediate Bond Portfolio and First Tennessee Bank National Association
                                    dated August 29, 1997.(1)

                   (6)              Sub-Advisory Agreement between First Tennessee Bank National Association and
                                    Martin & Company, Inc. with respect to the Intermediate Bond Portfolio dated
                                    March 2, 1998.(1)

                   (7)              Amended and Restated Investment Advisory and Management Agreement between First
                                    Funds on behalf of its Bond Portfolio and

ITEM 23.           EXHIBITS
--------------------------------------------------------------------------------------------------------------------
EXHIBIT
NUMBER             DESCRIPTION
--------------------------------------------------------------------------------------------------------------------
                                    First Tennessee Bank National Association dated February 15, 1993.(6)

                   (8)              Amended and Restated Sub-Advisory Agreement between First Tennessee Bank
                                    National Association and Highland Capital Management Corp. with respect to the
                                    Bond Portfolio dated May 4, 1993.(6)

                   (9)              Amended and Restated Investment Advisory and Management Agreement between First
                                    Funds on behalf of its Growth & Income Portfolio and First Tennessee Bank
                                    National Association dated February 15, 1993.(6)

                   (10)             Amended and Restated Sub-Advisory Agreement between First Tennessee Bank and
                                    Highland Capital Management with respect to the Growth & Income Portfolio dated
                                    May 4, 1993.(6)

                   (11)             Investment Advisory and Management Agreement between First Funds on behalf of its U.S. Treasury Money Market, U.S. Government Money Market, Municipal Money
                                    Market, and Cash Reserve Portfolios, and First Tennessee Bank National
                                    Association dated July 2, 2001.

                   (12)             Investment Advisory and Management Agreement between First Funds on behalf of its U.S. Treasury Money Market, U.S. Government Money Market, Municipal Money
                                    Market, and Cash Reserve Portfolios, and BlackRock Institutional Management
                                    Corp. dated July 2, 2001.

(e)                (1)              Amended and Restated General Distribution Agreement between First Funds on behalf of all Portfolios, and ALPS Distributors, Inc., dated August 19, 1998.(1)

                   (2)              Form of Servicing Agreement between ALPS Mutual Funds Services, Inc. and an
                                    Agency Institution.(3)

                   (3)              Form of Selling Dealer Agreement between ALPS Distributors, Inc., and selected dealers.(3)

                   (4)              Form of Bank Agency Agreement between ALPS Distributors, Inc., and banks.(3)

(f)                                 Not Applicable.

(g)                                 Custody Agreement between First Funds and State Street Bank & Trust Company dated May 7, 1999.(3)

(h)                (1)              Transfer Agency Agreement between First Funds and State Street

ITEM 23.           EXHIBITS
--------------------------------------------------------------------------------------------------------------------
EXHIBIT
NUMBER             DESCRIPTION
--------------------------------------------------------------------------------------------------------------------
                                    Bank & Trust Company dated May 7. 1999.(3)

                   (2)              Amended and Restated Administration Agreement between First Funds on behalf of all Portfolios, and ALPS Mutual Funds Services, Inc., dated June 6, 2000.(6)

                   (3)              Administration Agreement Co-Administrator between First Funds and First
                                    Tennessee Bank National Association with respect to all Portfolios dated July 1,
                                    1995.(6)

                   (4)              Power of Attorney dated September 25, 1998.(2)

(i)                                 Opinion and Consent of Baker, Donelson, Bearman & Caldwell to be provided by amendment.

(j)                                 Opinion and Consent of Deloitte & Touche, LLP, independent accountants to be provided by amendment.

(k)                                 Not Applicable.

(l)                                 Written assurances that purchase representing initial capital was made for investment purposes without any present intention of redeeming or reselling.(1)

(m)                (1)              Form of Shareholder Servicing Plan for First Funds Class II and III shares.(3)

                   (2)              Form of Distribution Plan for First Funds Class III shares.(3)

                   (3)              Form of Distribution Plan for First Funds Class IV shares.(3)

                   (4)              Form of Shareholder Services Plan for First Funds Class IV shares.(3)

(n)                                 Not Applicable.

(o)                                 Form of Plan Providing for Multiple Classes of Shares pursuant to Rule 18f-3.(4)

(p)                (1)              Code of Ethics for ALPS Distributors, Inc.(6)

                   (2)              Code of Ethics for First Tennessee Bank National Association.(6)

                   (3)              Code of Ethics for Delaware Management Corporation is filed electronically herewith.(6)

                   (4)              Code of Ethics for BlackRock Institutional Management Corporation.(6)

ITEM 23.           EXHIBITS
--------------------------------------------------------------------------------------------------------------------
EXHIBIT
NUMBER             DESCRIPTION
--------------------------------------------------------------------------------------------------------------------
                   (5)              Code of Ethics for Highland Capital Management Corporation.(6)

                   (6)              Code of Ethics for Martin & Company, Inc.(6)

                   (7)              Code of Ethics for First Funds Trust.(6)

(1) Incorporated by reference to Post-Effective Amendment No. 15 to the Trust's Registration Statement.

(2) Incorporated by reference to Post-Effective Amendment No. 16 to the Trust's Registration Statement.

(3) Incorporated by reference to Post-Effective Amendment No. 17 to the Trust's Registration Statement.

(4) Incorporated by reference to Post-Effective Amendment No. 22 to the Trust's Registration Statement.

(5) Incorporated by reference to Post-Effective Amendment No. 23 to the Trust's Registration Statement.

(6) Incorporated by reference to Post-Effective Amendment No. 24 to the Trust's Registration Statement.

Item 24.                            Persons Controlled by or Under Common
                                    Control with Registrant

                                    Not Applicable.

Item 25.                            Indemnification

                                    Article XI, Section 2 of the Declaration of
                                    Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee, or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action suit or proceeding in which he is involved by virtue of his service as a trustee, officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular officer involved.

                                    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.                            Business and Other Connections of Investment
                                    Manager

FIRST TENNESSEE BANK NATIONAL ASSOCIATION (FTB) - INVESTMENT ADVISER

POSITION                                                OTHER BUSINESS                          TYPE OF
WITH FTB                      NAME                      CONNECTIONS*                            BUSINESS
--------                      ----                      ------------                            --------
Director                      Robert C. Blattberg       Polk Brothers Distinguished Professor   Education
                                                        of Retailing
                                                        J.L. Kellogg Graduate School
                                                        of Management
                                                        Northwestern University(1)

                                                        Director, Factory Card Outlet Corp.(2)  Retail

                                                        Director, Golub Corporation(3)          Grocery

Director                      Carlos H. Cantu           Senior Chairman, The ServiceMaster      Consumer services
                                                        Company(4)                              and Supportive
                                                                                                Management services

                                                        Director, Exelon Corporation            Utility
                                                        (formerly Unicom Corporation)(5)

Director                      George E. Cates           Chairman of the Board and Chief         Real estate
                                                        Executive Officer, Mid-America          investment trust
                                                        Apartment Communities, Inc.(6)

                                                        Director, SCB Computer Technology,
                                                        Inc.(7)

Director,                     J. Kenneth Glass          Executive Vice President, Director,     Bank holding company
President,                                              FTNC(8)
Chief Operating
Officer

                                                        President and Director, Norlen Life     Credit life insurance
                                                        Insurance Company(9)

                                                        Director, FT Mortgage Holding Corp.(10) Mortgage company

                                                        Director, First Horizon Home            Mortgage

POSITION                                                OTHER BUSINESS                            TYPE OF
WITH FTB                      NAME                      CONNECTIONS*                              BUSINESS
--------                      ----                      ------------                              --------
                                                        Loan Corp.(11)                            company

                                                        Director, FT Mortgage Services, Inc.(12)  Mortgage company

                                                        Director, Highland Capital Management     Investment Advisor
                                                        Corp.(13)

                                                        Chairman and Director, First Horizon      Consumer access/
                                                        Strategic Alliances, Inc.(14)             discount card
                                                                                                  program and finder

                                                        Director, First Tennessee Merchant        Merchant processing
                                                        Services, Inc.(15)

                                                        Director, Federal Flood Certification     Flood insurance
                                                        Corp.(16)

                                                        Director, FT Reinsurance Company(17)      Insurance

                                                        Director, Martin & Company, Inc.(18)      Investment adviser

                                                        Director, First Horizon Asset             Securitization
                                                        Securities, Inc.(19)                      conduit

                                                        Director, FT Real Estate Information      Holding company
                                                        Mortgage Solutions Holdings, Inc.(20)

Director                      James A. Haslam, III      Chief Executive Officer, Director,        Retail operator of
                                                        Pilot Corporation(21)                     convenience stores
                                                                                                  and travel centers

                                                        President, Pilot Travel Centers LLC(22)   Retail operator of
                                                                                                  convenience stores
                                                                                                  and travel centers

                                                        Director, Ruby Tuesday, Inc.(23)          Restaurant

President, Chairman of the    Ralph Horn                President, Chairman of the Board,         Bank holding company
Board, Chief Executive                                  Chief Executive Officer and Director,
Officer and Director                                    FTNC(8)

POSITION                                                OTHER BUSINESS                            TYPE OF
WITH FTB                      NAME                      CONNECTIONS*                              BUSINESS
--------                      ----                      ------------                              --------
                                                        Director, Harrah's Entertainment,         Casino, entertainment
                                                        Inc.(24)

                                                        Director Mid-America Apartment            Real estate
                                                        Communities, Inc.(6)                      investment trust

Director, President,          John C. Kelley, Jr.       Executive Vice President, Director,       Bank holding company
Business Financial Services/                            FTNC(8)
Memphis Financial Services

                                                        Director, President, Check                Check processing and
                                                        Consultants, Inc.(25)                     related services

                                                        Director, Check Consultants Company       Check processing and
                                                        of Tennessee(26)                          related services

                                                        Director, First Tennessee Housing         Public welfare
                                                        Corporation(27)                           investments

                                                        Director, First Tennessee Equipment       Equipment financing
                                                        Finance Corporation(28)

                                                        Director, President, First Express        Check processing
                                                        Remittance Processing, Inc.(29)

                                                        Director, Hickory Capital                 Venture capital
                                                        Corporation(30)

                                                        Director, Hickory Venture Capital         Venture capital
                                                        Corp.(31)

Director                      R. Brad Martin            Chairman of the Board, Chief              Retail
                                                        Executive Officer, Saks,
                                                        Incorporated(32)

                                                        Director, Harrah's Entertainment          Casino, entertainment
                                                        Inc.(24)

                                                        Director, Pilot Corporation(21)           Retail operator of
                                                                                                  convenience stores
                                                                                                  and travel centers

POSITION                                                OTHER BUSINESS                            TYPE OF
WITH FTB                      NAME                      CONNECTIONS*                              BUSINESS
--------                      ----                      ------------                              --------
Director                      Joseph Orgill, III        Chairman of the Board, Rock Island        Distributor and
                                                        Corporation (formerly West Union          manufacturer for
                                                        Corporation)(33)                          construction industry

                                                        Director, Chairman of the Board,          Wholesale hardware
                                                        Orgill, Inc.(34)                          distributor

                                                        Director, Mallory Group(35)               Warehousing,
                                                                                                  distribution and
                                                                                                  transportation

Director                      Vicki R. Palmer           Corporate Senior Vice President and       Bottler of soft
                                                        Treasurer and Special Assistant to        drink products
                                                        the CEO, Coca Cola Enterprises, Inc.(36)

Director                      Michael D. Rose           Director, Darden Restaurants, Inc.(37)    Restaurant

                                                        Director, Stein Mart, Inc.(38)            Retail

                                                        Director, FelCor Lodging Trust, Inc.(39)  Hotel

                                                        Chairman, Gaylord Entertainment,
                                                        Inc.(40)

Director                      William B. Sansom         Chairman of the Board and Chief           Wholesale distributor
                                                        Executive Officer, The H.T. Hackney
                                                        Company(41)

                                                        Director, Martin Marietta Materials,      Construction
                                                        Inc.(42)                                  aggregate materials
                                                                                                  producer

                                                        Director, Astec Industries, Inc.(43)      Construction
                                                                                                  aggregate materials
                                                                                                  producer

Director                      Luke Yancy, III           President and Chief Executive             Not for profit
                                                        Officer, Mid-South Minority Business      community
                                                        Council(44)                               organization

Executive Vice President      Susan Schmidt Bies        Executive Vice President, FTNC(8)         Bank holding company

POSITION                                                OTHER BUSINESS                            TYPE OF
WITH FTB                      NAME                      CONNECTIONS*                              BUSINESS
--------                      ----                      ------------                              --------
Executive Vice President      Harry A. Johnson, III     Executive Vice President and General      Bank holding company
and General Counsel                                     Counsel of FTNC(8)

Executive Vice President      John P. O'Connor, Jr.     Executive Vice President and Chief        Bank holding company
and Chief Credit Officer                                Credit Officer of FTNC(8)

                                                        Director, TSMM Corporation(45)            Real Estate

                                                        Director, JPO, Inc.(46)                   Real Estate

                                                        Director, First Tennessee Securities      Broker Dealer
                                                        Corp.(47)

Executive Vice                Sarah Meyerrose           Executive Vice President Employee         Bank holding company
President-Employee                                      Services of FTNC(8)
Services/Wealth Management

Executive Vice President,     Elbert L. Thomas, Jr.     Executive Vice President and Chief        Bank holding company
Chief Financial Officer                                 Financial Officer of FTNC(8)

                                                        Director, First Tennessee ABS, Inc.(48)   REIT/REMIC

                                                        Director, FT Real Estate Securities
                                                        Holding Company, Inc.(49)                 REIT/REMIC

President, Memphis            Charles Burkett           President, Memphis Financial Services     Bank holding company
Financial Services and                                  and Retail Financial Services, FTNC(8)
Retail Financial Services

                                                        Director, Highland Capital Management     Investment Adviser
                                                        Corp.(13)

                                                        Director, First Tennessee Brokerage,      Broker Dealer
                                                        Inc.(50)

                                                        Director, FT Insurance Corporation(51)    Insurance

                                                        Director, First Horizon Insurance         Insurance
                                                        Services, Inc.(52)

POSITION                                                OTHER BUSINESS                            TYPE OF
WITH FTB                      NAME                      CONNECTIONS*                              BUSINESS
--------                      ----                      ------------                              --------
                                                        Director, Martin & Company, Inc.(18)      Investment adviser

Executive Vice President      Bruce Adams               Trustee, Chattanooga-Hamilton County      Hospital
(EVP)                                                   Hospital Authority Board(53)

EVP                           Bruce Hopkins             None

EVP                           David B. Lantz            None

EVP                           Keith Sanford             None

Senior Vice President         Stella Anderson           None

Senior Vice President         Scott Bovee               None

Senior Vice President         Otis M. Clayton           None

Senior Vice President,        James F. Keen             Senior Vice President, Corporate          Bank holding company
Corporate Controller                                    Controller, FTNC(8)

Senior Vice President         C. Douglas Kelso          None

Senior Vice President         Maureen MacIver           None

Senior Vice President         Deborah McDonald          None

Senior Vice President         Steven J. McNally         None

Senior Vice President         David M. Taylor           None

Senior Vice President         Keith Williamson          None

Vice President                Jacqueline Battles        None

Vice President                Edward C. Dellinger       None

POSITION                                                OTHER BUSINESS                            TYPE OF
WITH FTB                      NAME                      CONNECTIONS*                              BUSINESS
--------                      ----                      ------------                              --------
Vice President                Suzanne Donaldson         None

Vice President                Mary Lou Drazich          None

Vice President                Susan Fletcher            None

Vice President                Morice Haskins            None

Vice President                Judith Hurst              None

Vice President                Robert B. Jones           None

Vice President                Keith Keisling            None

Vice President                John Laughlin             None

Vice President                David Long                None

Vice President                Lisa Morgan               None

Vice President                Sandra Ragland            None

Vice President                Barbara Reedy             None

Vice President                Claudette S. Sanders      None

Vice President                Linda Tripp               None

Vice President                Jacyne Woodcox            None

Trust Officer                 Yvette Marion             None

Trust Officer                 Roxanne Morris            None

Trust Officer                 Wayne Roberts             None

Insurance Officer             John Keller               None

Financial Planning Officer    Karen M. Kruse            None

President, Business           Larry B. Martin           President, Business Financial             Bank holding company
Financial Services                                      Services, FTNC(8)

                                                        Director, Martin & Company, Inc.(18)      Investment Adviser

President, First              Lew Weems                 Director, Martin & Company,               Investment

POSITION                                                OTHER BUSINESS                            TYPE OF
WITH FTB                      NAME                      CONNECTIONS*                              BUSINESS
--------                      ----                      ------------                              --------
Tennessee                                               Inc.(18)                                  Adviser
Bank-Knoxville

NOTES:

* All directors of FTB are also directors of its parent, First Tennessee National Corporation, which controls FTB. Messrs. Glass, Horn, Johnson, Keen, Kelley, Lewis, O'Connor and Thomas and Ms. Bies and Ms. Meyerrose are considered executive officers of FTNC.


(1) J.L. Kellogg Graduate School of Management, 875 N. Michigan Ave., Suite 2945, Chicago, IL 60611

(2)  Factory Card Outlet Corp., 745 Birbinal Drive, Bensenville, IL 60106-1212

(3)  Golub Corporation, P.O. Box 1074, Schenectady, NY 12301

(4)  ServiceMaster Company, One ServiceMaster Way, Downers Grove, IL 30515

(5)  Exelon Corporation, 10 S. Deerborn, Chicago, IL 60680

(6) Mid-America Apartment Communities, Inc., 6584 Poplar Ave., Ste. 340, Memphis, TN 38138

(7) SCB Computer Technology, Inc., 3800 Forrest Hill-Irene, Suite 100, Memphis, TN 38125

(8) First Tennessee Bank National Association and First Tennessee National Corporation, 165 Madison Avenue, Memphis, TN 38103

(9)  Norlen Life Insurance Company

(10) FT Mortgage Holding Corp., 2974 LBJ Freeway, Dallas, TX 75234

(11) First Horizon Home Loan Corporation, 165 Madison Ave., Memphis, TN 38103

(12) FT Mortgage Services, Inc., 165 Madison Ave., Memphis, TN  38103

(13) Highland Capital Management Corp., 6077 Primacy Parkway, Suite 228, Memphis, TX 38117

(14) First Horizon Strategic Alliances, Inc., 1700 Rambling Road, Richmond, VA 23235

(15) First Tennessee Merchant Services, Inc., 300 Court Ave., Memphis, TN 38103

(16) Federal Floor Certification Corporation, 6220 Gaston Ave., Dallas, TX 75214

(17) FT Reinsurance Company, 7 Burlington Square, 6th Floor, Burlington, VT
     05401

(18) Martin & Company, Inc., Two Centre Square, 625 S. Gay Street, Suite 200, Knoxville, TN 37902-1669

(19) First Horizon Asset Securities, 2974 LBJ Freeway, Dallas, TX 75234

(20) FT Real Estate Information Mortgage Solution Holdings, Inc., 165 Madison Ave., Memphis, TN 38103

(21) Pilot Corporation, 5508 Lonas Road, Knoxville, TN 37909

(22) Pilot Travel Centers LLC

(23) Ruby Tuesday, Inc., 150 West Church Ave., Maryville, TN 37801

(24) Harrah's Entertainment, Inc. 1023 Cherry Road, Memphis, TN 38117

(25) Check Consultants, Inc.

(26) Check Consultants Company of Tennessee

(27) First Tennessee Housing Corporation, 165 Madison Ave., Memphis, TN 38103

(28) First Tennessee Equipment Finance Corporation, 165 Madison Ave., Memphis, TN 38103

(29) First Express Remittance Processing, 165 Madison Ave., Memphis, TN 38103

(30) Hickory Venture Capital Corporation, 200 West Court Square, Suite 100, Huntsville, AL 35801

(31) Hickory Capital Corporation, 200 West Court Square, Suite 100, Huntsville, AL 35801

(32) Saks, Incorporated, 5810 Shelby Oaks Drive, Memphis, TN 38134

(33) West Union Corporation, 35 Union Ave., Suite 300, Memphis, TN 38103

(34) Orgill, Inc., 2100 Latham Street, Memphis, TN 38109

(35) Mallory Group, 4294 Sweeney Road, Memphis, TN 38118

(36) Coca Cola Enterprises, Inc., 2500 Windy Ridge Pkwy, Marietta, GA 30067

(37) Darden Restaurants, Inc. 5900 Lake Ellenor Drive, Orlando, FL 32809

(38) Stein Mart, Inc. 1200 Riverplace Blvd., Jacksonville, FL 32207

(39) FelCor Lodging Trust, Inc., 545 East John Carpenter Freeway, Suite 1300, Irving, TX 75062-3933

(40) Gaylord Entertainment, Inc.

(41) The H.T. Hackney Company, Fidelity Bldg., 502 S. Gay Street, Suite 300, Knoxville, TN 37902

(42) Martin Marietta Materials, Inc., P.O. Box 30013, Raleigh, NC 27622-0013

(43) Astec Industries, Inc., P.O. Box 72787, Chattanooga, TN 37407

(44) Mid-South Minority Business Council

(45) TSMM Corporation, 165 Madison Ave., Memphis, TN 38103

(46) JPO, Inc., 165 Madison Ave., Memphis, TN 38103

(47) First Tennessee Securities Corp., 845 Crossover Lane, Suite 150, Memphis, TN 38117

(48) First Tennessee ABS, Inc., P.O. Box 249, Springdale, AR 72765

(49) FT Real Estate Securities Holding Company, Inc., P.O. Box 249, Springdale, AR 72765

(50) First Tennessee Brokerage, Inc., 530 Oak Court Drive, Memphis, TN 38117

(51) FT Insurance Corporation, 530 Oak Court Drive, Memphis, TN 38117

(52) First Horizon Insurance Services, Inc., 530 Oak Court Drive, Memphis, TN 38117

(53) Chattanooga-Hamilton County Hospital Authority Board

                  HIGHLAND CAPITAL MANAGEMENT CORP. (HIGHLAND)
                        6077 PRIMACY PARKWAY, MEMPHIS, TN

POSITION                                                                                    OTHER BUSINESS
WITH HIGHLAND                                          NAME                                 CONNECTIONS
-------------                                          ----                                 -----------
Director, Executive Vice President, Treasurer,
Secretary                                              Edward J. Goldstein                  None

Director, President                                    Steven Wishnia                       None

Director, Chairman of the Board                        Paul H. Berz                         None

Director, Senior Vice President                        David L. Thompson                    None

Director                                               J. Kenneth Glass                     see FTB listing

Director                                               Charles Burkett                      see FTB listing

Senior Vice President                                  Stephen T. Ashby                     None

Senior Vice President                                  James R. Turner                      None

Vice President                                         Mark Cronin                          None

                         MARTIN & COMPANY INC. (MARTIN)
                 TWO CENTRE SQUARE, 625 S. GAY STREET, SUITE 200
                               KNOXVILLE, TN 37902

POSITION                                                                                    OTHER BUSINESS
WITH MARTIN                                            NAME                                 CONNECTIONS
-----------                                            ----                                 -----------
Director, President                                    A. David Martin                      None

Director                                               Larry B. Martin                      see FTB listing

Director, Secretary, Executive Vice President          William F. Woodson, Jr.(1)           None

Director                                               Lew Weems                            see FTB listing

Director                                               K. Newton Raff                       President FTB-Johnson City

Director                                               Charles Burkett                      see FTB listing

Director                                               Frank V. Schriner                    President FTB-Chattanooga

Director, Executive Vice President,                    Ted Flickinger, Jr.                  None

POSITION                                                                                    OTHER BUSINESS
WITH MARTIN                                            NAME                                 CONNECTIONS
-----------                                            ----                                 -----------
Portfolio Manager

Vice President, Portfolio Manager                      Charles Stewart                      None

Vice President, Portfolio Manager                      Gary Hoemann                         None

Vice President, Portfolio Manager                      J. Scott Atkins(2)                   None

Vice President, Portfolio Manager                      David Zandstra                       None

Chief Financial Officer                                Ralph Herbert                        None

Vice President, Equity Analyst                         John M. Hea(3)                       None

Chief Financial Officer                                David Jagels                         None

--------------------------------------------------------------------------------
(1) Previously, Senior Vice President, First Tennessee Bank, 800 S. Gay Street, Knoxville, TN 37902

(2) Previously, account representative, A.G. Edwards, 8848 Cedar Springs Lane, Knoxville, TN 37923

(3) Previously, Senior Equity Analyst, Street Advisor, Inc., 140 Broadway, 21st Floor, New York, MY 10005

                 BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DELAWARE

     BlackRock Institutional Management Corporation (formerly PNC Institutional Management Corporation) ("BIMC") is an indirect majority-owned subsidiary of PNC Bank Corp. The list required by this Item 26 of officers and directors of BIMC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BIMC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-13304).

                           DELAWARE MANGEMENT COMPANY
                               2005 MARKET STREET
                           PHILADELPHIA, PENNSYLVANIA

     Delaware Management Company is organized as a series of Delaware Management Business Trust ("DMBT"), a business trust organized under the laws of the State of Delaware. The list required by this Item 26 of officers and directors of DMBT, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by DMBT pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-32108).

Item 27.                            Principal Underwriters

(1) The sole principal underwriter for the Fund is ALPS Distributors, Inc. which acts as distributor for the Registrant and the following other funds: Westcore Trust, Financial Investors Trust, Stonebridge

                                    Growth Fund, Inc., Stonebridge Aggressive
                                    Growth Fund, Inc., SPDR Trust, MidCap SPDR
                                    Trust, DIAMONDS Trust, Select Sector SPDR
                                    Trust, Nasdaq 100 Trust, Firsthand Funds,
                                    Holland Balanced Fund, Financial Investors
                                    Variable Insurance Trust, State Street
                                    Institutional Investment Trust, Ameristock
                                    Mutual Fund, Inc., and Davis Park Series
                                    Trust.

(b) To the best of Registrant's knowledge, the directors and executive officers of ALPS Distributors, Inc., the distributor for Registrant, are as follows:

NAME AND PRINCIPAL                       POSITIONS AND OFFICES WITH             POSITIONS AND OFFICERS WITH
BUSINESS ADDRESS*                        REGISTRANT                             UNDERWRITER
------------------                       ----------                             -----------
W. Robert Alexander                      None                                   Chairman, Chief Executive Officer
                                                                                and Secretary

Thomas A. Carter                         None                                   Chief Financial Officer and Director

Edmund J. Burke                          None                                   President and Director

Jeremy May                               Treasurer                              Senior Vice President and Director

Traci A. Thelen                          Secretary                              General Counsel

Rick A. Pederson                         None                                   Director

Chris Woessner                           None                                   Director

*    All Addresses are 370 Seventeenth Street, Suite 3100, Denver, Colorado
     80202

Item 28.                            Location of Accounts and Records

                                    First Tennessee Bank National Association, located at 530 Oak Court Dr., Suite 200, Memphis, Tennessee, Highland Capital Management Corp., located at 6011 Privacy Parkway, Suite 228, Memphis, Tennessee, BlackRock Institutional Management
                                    Corporation, 103 Bellevue Parkway,
                                    Wilmington, Delaware, Delaware Management
                                    Company, located at 2005 Market Street,
                                    Philadelphia, Pennsylvania, Martin &
                                    Company, Inc., located at Two Centre Square,
                                    Knoxville, Tennessee, and ALPS Distributors,
                                    Inc., located at 370 17th Street, Denver,
                                    Colorado, will maintain physical possession of each such account, book or other documents of the Trust, except for those documents relating to the custodial, pricing and bookkeeping and general accounting records maintained by the Trust's Custodian, State Street Bank and Trust Company, Two Heritage Drive, 9th Floor, North Quincy, MA and those transfer agent, records maintained by the Trust's Transfer Agent, State Street

                                    Bank and Trust Company at the same address listed above.

Item 29.                            Management Services

                                    Not Applicable.

Item 30.                            Undertakings

                                    The Registrant, on behalf of each Portfolio undertakes, provided the information required by Item 5A is contained in the Annual Report, to furnish each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.

                                   Signatures

Pursuant to the requirements of the Securities Act of 1933 and Rule 485(a) thereunder and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 27 of its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Memphis, and State of Tennessee, on August 29, 2002.

FIRST FUNDS

By: /s/ Richard C. Rantzow
    -------------------------
Richard C. Rantzow, President*

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Richard C. Rantzow
--------------------------
Richard C. Rantzow*              President and Trustee           August 29, 2002

/s/ Jeremy O. May
--------------------------
Jeremy O. May*                   Treasurer                       August 29, 2002

/s/ John A. Decell
--------------------------
John A. DeCell*                  Trustee                         August 29, 2002

/s/ Larry W. Papasan
--------------------------
Larry W. Papasan*                Trustee                         August 29, 2002

/s/ George P. Lewis
--------------------------
George P. Lewis*                 Trustee                         August 29, 2002

/s/ L.R. Jalenak, Jr.
--------------------------
L.R. Jalenak, Jr.*               Trustee                         August 29, 2002

*Signature affixed by Desiree M. Franklin pursuant to a power of attorney dated September 25, 1998, and incorporated herein by reference to Post-Effective Amendment No. 16 to the Trust's Registration Statement.